ANNUAL REPORT

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                                                      GE INVESTMENTS FUNDS, INC.

December 31, 2002

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                                                   GE INVESTMENTS FUNDS, INC.

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TABLE OF CONTENTS
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LETTER FROM THE CHAIRMAN ..................................................   2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund .....................................................   4

     S&P 500 Index Fund ...................................................   8

     Premier Growth Equity Fund ...........................................  15

     Value Equity Fund ....................................................  18

     Mid-Cap Value Equity Fund ............................................  22

     Small-Cap Value Equity Fund ..........................................  26

     International Equity Fund ............................................  30

     Income Fund ..........................................................  34

     Global Income Fund ...................................................  43

     Total Return Fund ....................................................  47

     Money Market Fund ....................................................  56

     Real Estate Securities Fund ..........................................  58

NOTES TO PERFORMANCE ......................................................  61

NOTES TO SCHEDULES OF INVESTMENTS .........................................  62

FINANCIAL STATEMENTS

     Financial Highlights .................................................  63

     Notes to Financial Highlights ........................................  69

     Statements of Assets and Liabilities .................................  70

     Statements of Operations .............................................  72

     Statements of Changes in Net Assets ..................................  74

     Notes to Financial Statements ........................................  78

INDEPENDENT AUDITORS' REPORT ..............................................  87

ADDITIONAL INFORMATION ....................................................  88

INVESTMENT TEAM ...........................................................  90


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.



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                                                        LETTER FROM THE CHAIRMAN
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DEAR SHAREHOLDER:
Attached is the annual report for the GE Investments Funds for the 12-month period ended December 31st, 2002. I'd like to take this opportunity to review our perspective on the investment markets over the past year and share our outlook for 2003. For more specific information about the performance of any GE Investments Funds within your portfolio, you can refer to the commentaries provided by portfolio managers of each fund along with fund specific data, which appear later in this report.


THE ENVIRONMENT -- A DIFFICULT ONE
FOR INVESTORS
As we close out another turbulent year, it is difficult to find positives. The turbulence had a strong effect on the markets. Investor sentiment continued to take negative hits in 2002 as we saw a weakened faith in U.S. corporations, most notably with the growing corporate scandals surrounding Enron, WorldCom and Tyco, among others. Investor uncertainty was further fueled by global political unrest. Our country had a somber anniversary of the September 11th terrorist attacks and, although our government appears to be making headway in the fight against terrorism, there are no easy answers. On the international front, the threat of war between the U.S. and Iraq remains a very real concern, and tensions have flared between our government and that of North Korea. Against this uncertain global backdrop, we had a third straight year of negative returns for the U.S. stock market, something our country has not experienced since the 1940s. As we look to 2003, we face the prospect of a fourth straight down year for the equity markets, which we have not experienced since the early years of the great depression -- 1929-1932! At the same time, a series of short-term interest rate reductions by the Federal Reserve have driven interest rates to their lowest point in forty-one years but has not seem to have stimulated the economy and stock market as hoped.


THE MARKET -- FEW SAFE HAVENS
The U.S. and international stock and bond markets did little to help investors in 2002. For the year, the most common measures of large-cap stock market performance, the Dow Jones Industrial Average and the S&P 500 Index, declined 16.8% and 22.1%, respectively. And the technology-dominated NASDAQ Composite Index dropped more dramatically, losing 31.8%. Foreign stock markets were plagued by much of the same woes experienced in the U.S. and most moved lower during the year. One of the few bright spots for U.S. investors in the overseas markets in 2002 was the decline late in the year of the dollar relative to the euro and the Japanese yen. This sudden decline in relative value improved overseas returns for U.S. investors, offsetting some declines. Bonds as a whole outperformed stocks in 2002. In the first part of the year, interest rates on intermediate- and long-term bonds rose but, as investor confidence in equities began to erode in the second quarter, money again flowed into the fixed income market. By September, interest rates virtually across the board declined to levels even lower than those reached in the previous year. While a sell-off occurred after that, bond markets stabilized by the end of the year and bonds as a whole outperformed equities in 2002.


SIGNS OF LIFE?
It is important to understand the forces at work in the economy, the political environment and the markets so you can put things into perspective. While the news has not been good for some time, let's remember that the economy and the stock market have historically behaved in a cyclical manner. What has gone down, has eventually come back up. Looking forward, we see positive trends, which may lead to a more positive market environment. Fiscal and administrative forces are working for the economy; the Federal Reserve continues to be accommodative and doing what it can to spur growth while the Bush administration is proposing stimulative action in the third year of its term, a time when re-election realities often translate into better equity returns. The economy is enjoying low inflation along with good productivity gains, and positive, visible earnings growth for U.S. corporations should help improve the mood of the market. And, finally, the sheer duration and magnitude of the bear market, coupled with the fact that market measures such as p/e multiples are returning to more normal levels, suggests that 2003 may be a better one for investors. However, there are also negative trends at work. These include continued geo-political risk and uncertainty, high levels of consumer debt, weak capital spending, growing government deficits and a weakening dollar, which makes the U.S. less attractive to foreign investors. All of these factors point to a moderate economic recovery at best, and we need to prepare ourselves for more realistic returns in the coming years.


WHAT IT MEANS FOR YOUR PORTFOLIO
We can't predict where the markets will go, but we can give you our perspective as one of the largest institutional investment managers in the world. First, from an institutional

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                                            LETTER FROM THE CHAIRMAN (CONTINUED)
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investment standpoint, we have always viewed diversification across all major asset classes as an important tool to help smooth investment return volatility and minimize investment risk potential. Second, we remain invested in equities but have adjusted our expectations. In the late 1990s, many investors began to think of 20% plus returns as "average", and now need to be prepared to experience low or no growth in the U.S. stock market for several years to come. In the coming years, we think that we are likely to see a market more similar to the 1970s, with weak overall returns but some areas of opportunity. This type of market environment underscores the need for professional help. A professional financial advisor can help chart a course among your investments to match long-term financial goals while taking into account your appetite for risk. A professional money manager, such as GE Asset Management, can leverage its global expertise and decades of experience to seek out what it believes are the best investment opportunities. And a professional money manager like GEAM can utilize its fundamental, bottom-up stock selection process to identify these opportunities in a very difficult market environment. Please read the commentaries from our portfolio managers to gain more details on our perspective and how our approach to investing might make even more sense for you today.

Sincerely,

[SIGNATURE OMITTED]

Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS
JANUARY 31, 2003



MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC. AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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                                                                U.S. EQUITY FUND
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Q&A


Q. HOW DID THE GE INVESTMENTS US EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A.  The GE Investments US Equity Fund declined 19.26% in
    2002 compared to a loss of 22.10% for the S&P 500 benchmark. The portfolio also outperformed the Lipper peer group of 1837 Large Cap Core funds, which declined 24.74% during the period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2002?

A. The portfolio out-performed the benchmark due to solid stock selection in several sectors including technology, healthcare, industrials, energy, telecommunications, and utilities. In most of these sectors, good stock selection included avoiding many of the companies that did poorly over the period in addition to selecting companies that had better relative performance.

Q.  WHICH STOCKS PERFORMED WELL OVER THE PERIOD?

A. In technology, the S&P 500 benchmark holdings were down almost 38%, while the portfolio holdings declined 31.4%. Relative performance in this sector was driven by better industry performance in the portfolio in several groups such as software, communications equipment, and computers. Intuit, a software company best known for its tax and accounting software products was up almost 10% for the year. In healthcare, better relative performance from healthcare provider stocks such as Cardinal Health, Lincare Holdings, and UnitedHealth Group helped performance. In addition, several pharmaceutical holdings including Johnson & Johnson, Merck, and Pharmacia, contributed to relative performance over the period. While industrials declined more than 25% for the S&P 500, several holdings in our Fund, including First Data, Emerson Electric, General Dynamics, and United Technologies, helped this sector of the portfolio post a better relative return of -21.9% for the year. Energy stocks, representing a larger-than-average position in the portfolio due to improving commodity prices and positive supply/demand fundamentals, finished the year with better relative performance from holdings such as EnCana Corp, Burlington Resources, Exxon, Nabors Industries, and Baker Hughes. In the telecommunications services sector, better relative performance in the diversified telecommunications and the wireless industries helped to drive a positive contribution from this area. A reduced position in the utilities sector was the primary driver of performance better than the benchmark, as the sector was down more than 30% over the year. A few electric utility companies held in the portfolio, including Entergy, Exelon, and Constellation Energy all posted positive absolute performance amid a difficult environment.

Q.  HOW HAVE THE ACCOUNTING SCANDALS IMPACTED THE FUND?

A. There is no question that the corporate accounting scandals have had a negative impact on investor confidence. In addition to the Enron debacle, several other high profile scandals, including potential misappropriation of company funds at Tyco and possible accounting fraud at Worldcom, have triggered investor's fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra in recent years, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offing. The Fund has not been directly affected by the accounting scandals to date. The Fund did not own Enron or Worldcom, and owned a very small position in Tyco. That said, in our due diligence process, we make every attempt to assess company managements along with their balance sheets and other financial factors but it is obviously very difficult to uncover fraudulent behavior.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Following three straight down years, the market is obviously overdue for a recovery and we do expect a modest positive return as corporate earnings slowly recover later in the year. Uncertainty relating to terrorism and other geopolitical concerns will probably limit the upside potential of the market and result in a continuing period of above average volatility. This is the kind of environment where stock selection, driven by strong fundamental research, should pay off by helping us generate good returns relative to our benchmark measurement.

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                                                                U.S. EQUITY FUND
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CHANGE IN VALUE
OF A $10,000 INVESTMENT
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[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                  U.S. Equity Fund                       S&P 500
1/3/95                  10,000                            10,000
12/95                   13,558                            13,749
12/96                   16,502                            16,927
12/97                   21,805                            22,563
12/98                   26,910                            29,038
12/99                   32,187                            35,155
12/00                   31,997                            31,927
12/01                   29,286                            28,124
12/02                   23,644                            21,908



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
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                                 ONE          FIVE     SINCE
                                 YEAR         YEAR   INCEPTION
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U.S. Equity Fund                -19.26%       1.63%    11.36%
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S&P 500                         -22.10%      -0.59%    10.30%
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Lipper peer group average*      -24.74%      -3.22%      N/A
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Inception date                   1/3/95
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         U.S. Equity Fund (ending value $23,644)
         S&P 500 (ending value $21,908)



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INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.TOP

TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
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  Citigroup Inc.                                       4.42%
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  Microsoft Corp.                                      3.21%
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  Exxon Mobil Corp.                                    3.02%
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  Pfizer Inc.                                          2.88%
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  First Data Corp.                                     2.81%
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  Federal National Mortgage Assoc.                     2.76%
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  Johnson & Johnson                                    2.67%
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  Cardinal Health Inc.                                 2.54%
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  American International Group                         2.24%
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  Merck & Co. Inc.                                     1.94%
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PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
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Market Value of $102,657 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]


Financial                                                                21.4%
Healthcare                                                               16.8%
Industrials                                                              13.3%
Consumer Discretionary                                                   11.0%
Information Technology                                                   10.8%
Energy                                                                    8.4%
Consumer Staples                                                          6.9%
Telecommunication Services                                                3.5%
Short Term                                                                3.3%
Materials                                                                 2.5%
Utilities                                                                 2.1%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 1,837 AND 864 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                                                U.S. EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
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                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 97.2%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 11.1%

AOL Time Warner Inc.                  21,554   $    282,357(a)
Best Buy Co. Inc.                      7,201        173,904(a)
Carnival Corp.                        30,275        755,361
Catalina Marketing Corp.              24,260        448,810(a)
Comcast Corp. (Class A)               10,125        238,647(a)
Comcast Corp. (Class A Special)       60,912      1,376,002(a)
Costco Wholesale Corp.                 4,940        138,616(a)
Delphi Corp.                           9,830         79,132
eBay Inc.                              1,604        108,783(a)
Gannett Co. Inc.                       3,378        242,540
Home Depot Inc.                       56,074      1,343,533
Interpublic Group Cos. Inc.            6,616         93,153
Liberty Media Corp. (Series A)       182,472      1,631,300(a,h)
Lowe's Cos. Inc.                       9,524        357,150
Omnicom Group                         10,406        672,228
Target Corp.                          48,268      1,448,040
Viacom Inc. (Class B)                 20,393        831,219(a)
Wal-Mart Stores Inc.                  17,243        870,944
Walt Disney Co.                       13,696        223,382
                                                 11,315,101

CONSUMER STAPLES -- 6.9%

Anheuser-Busch Cos. Inc.              10,025        485,210
Avon Products Inc.                     9,022        486,015
Colgate-Palmolive Co.                 12,226        641,009
General Mills Inc.                     6,416        301,231
Kimberly-Clark Corp.                  17,363        824,222
PepsiCo. Inc.                         43,101      1,819,724
Philip Morris Cos. Inc.               14,636        593,197
Procter & Gamble Co.                   6,316        542,797
Sara Lee Corp.                        24,750        557,123
Sysco Corp.                           15,739        468,865
The Gillette Co.                      11,729        356,092
                                                  7,075,485

ENERGY -- 8.5%

Anadarko Petroleum Corp.               9,528        456,391
Baker Hughes Inc.                     27,769        893,884
BP PLC. ADR                           14,737        599,059
Burlington Resources Inc.             15,308        652,886
ChevronTexaco Corp.                    5,012        333,198
ConocoPhillips                        15,037        727,640
EnCana Corp.                          19,448        604,833
Exxon Mobil Corp.                     88,681      3,098,514(h)
Nabors Industries Ltd.                22,086        778,973(a)
Schlumberger Ltd.                     11,428        481,005
                                                  8,626,383

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                                      NUMBER
                                   OF SHARES         VALUE


FINANCIAL -- 21.5%

AFLAC Inc.                             7,619 $      229,484
American Express Co.                  32,391      1,145,022(h)
American International Group          39,829      2,304,108
Bank of America Corp.                 23,358      1,625,016(h)
Bank One Corp.                        16,246        593,791
Berkshire Hathaway Inc. (Class B)        247        598,481(a)
Chubb Corp.                            1,203         62,797
Citigroup Inc.                       129,087      4,542,572(h)
Federal Home Loan
   Mortgage Corp.                      8,521        503,165
Federal National Mortgage Assoc.      44,084      2,835,924
FleetBoston Financial Corp.           12,030        292,329
Hartford Financial Services
   Group Inc.                         22,055      1,001,959
Lehman Brothers Holdings Inc.          5,113        272,472
Lincoln National Corp.                 8,521        269,093
Marsh & McLennan Cos. Inc.            25,896      1,196,654
Mellon Financial Corp.                14,837        387,394
Morgan Stanley                         8,621        344,150
St. Paul. Cos.                         5,514        187,752
State Street Corp.                    12,631        492,609(e)
The Allstate Corp.                    19,785        731,847
US Bancorp                            22,957        487,148
Wachovia Corp.                        13,734        500,467
Wells Fargo & Co.                     28,170      1,320,328
                                                 21,924,562

HEALTHCARE -- 16.9%

Abbott Laboratories                   29,774      1,190,960(h)
Apogent Technologies Inc.             19,063        396,510(a)
Baxter International Inc.              5,614        157,192
Biogen Inc.                            3,068        122,904(a)
Bristol-Myers Squibb Co.              18,646        431,655
Cardinal Health Inc.                  44,010      2,604,952
DENTSPLY International Inc.           11,027        410,204
Eli Lilly & Co.                        2,606        165,481
IMS Health Inc.                        7,669        122,704
Johnson & Johnson                     51,071      2,743,023
Lincare Holdings Inc.                 30,075        950,972(a)
Medtronic Inc.                         5,201        237,166
Merck & Co. Inc.                      35,188      1,991,993
Pfizer Inc.                           96,710      2,956,425
Pharmacia Corp.                       29,072      1,215,210
Sybron Dental Specialties Inc.         3,809         56,564(a)
Tenet Healthcare Corp.                 8,020        131,528(a)
UnitedHealth Group Inc.                2,807        234,385
WebMD Corp.                            2,552         21,820(a)
Wyeth                                 29,373      1,098,550
                                                 17,240,198

INDUSTRIALS -- 13.3%

Automatic Data Processing             20,351        798,777
Burlington Northern
   Santa Fe Corp.                     17,844        464,122
Certegy Inc.                          18,646        457,759(a)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

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                                                                U.S. EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
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                                      NUMBER
                                   OF SHARES         VALUE

Concord EFS Inc.                      25,163  $     396,066(a)
Danaher Corp.                          3,481        228,702
Dover Corp.                           34,987      1,020,221(h)
Eaton Corp.                            2,907        227,066
Emerson Electric Co.                  21,331      1,084,681
Equifax Inc.                          25,062        579,935
First Data Corp.                      81,603      2,889,562
General Dynamics Corp.                13,109      1,040,461
Honeywell International Inc.           6,015        144,360
Lockheed Martin Corp.                  5,915        341,591
Northrop Grumman Corp.                 4,622        448,334
Paychex Inc.                           2,707         75,525
Pitney Bowes Inc.                      6,438        210,265
The Boeing Co.                         3,208        105,832
3M Co.                                 7,402        912,667
Tyco International Ltd.                3,216         54,929
United Technologies Corp.             25,370      1,571,418
Waste Management Inc.                 24,060        551,455
                                                 13,603,728

INFORMATION TECHNOLOGY -- 10.8%

Analog Devices Inc.                   23,358        557,555(a)
Applied Materials Inc.                60,699        790,908(a,h)
BMC Software Inc.                      7,519        128,650(a)
Cisco Systems Inc.                    64,016        838,610(a)
Dell Computer Corp.                   42,305      1,131,236(a)
Electronic Data Systems Corp.          6,015        110,856
Intel Corp.                           65,563      1,020,816
International Business
   Machines Corp.                     12,431        963,403
Intuit Inc.                           20,952        983,068(a)
Microsoft Corp.                       63,658      3,291,119(a)
Molex Inc. (Class A)                  42,907        853,420
Oracle Corp.                          21,052        227,362(a)
Unisys Corp.                          14,035        138,947(a)
                                                 11,035,950

MATERIALS -- 2.6%

Alcoa Inc.                            19,772        450,406
Barrick Gold Corp.                    22,857        352,226
Bowater Inc.                           4,411        185,041
Du Pont EI de Nemours & Co.            8,521        361,290
Monsanto Co.                               1             18
Rohm & Haas Co.                        9,123        296,315
Weyerhaeuser Co.                      19,649        966,927
                                                  2,612,223

TELECOMMUNICATION SERVICES -- 3.5%

AT&T Corp.                            23,458        612,488
SBC Communications Inc.               21,854        592,462
Verizon Communications Inc.           24,561        951,739(h)
Vodafone Group PLC. ADR               80,801      1,464,114(l)
                                                  3,620,803

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


UTILITIES -- 2.1%

Dominion Resources Inc./VA            15,133  $     830,802
Duke Energy Corp.                     20,050        391,777
Entergy Corp.                         12,431        566,729
Exelon Corp.                           6,015        317,412
TXU Corp.                              4,010         74,905
                                                  2,181,625

TOTAL INVESTMENTS IN SECURITIES
   (COST $113,085,309)                           99,236,058

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     2,773,516      2,773,516(j)
State Street Navigator Securities
   Lending Prime Portfolio           647,919        647,919(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,421,435)                              3,421,435


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.5)%                                      (545,456)
                                                  ---------


NET ASSETS-- 100%                              $102,112,037
                                               ============



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OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at December 31, 2002:
                              NUMBER      CURRENT
                EXPIRATION      OF       NOTIONAL   UNREALIZED
DESCRIPTION        DATE      CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500         March 2003      2        $439,450    $(7,550)

---------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

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                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS S&P 500 FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments S&P 500 Fund declined 22.37% for the twelve-month period ended December 31, 2002. The S&P 500 Index declined 22.10% and our Lipper peer group of 480 S&P 500 Index Objective Funds lost an average of 23.02%.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The fourth quarter of 2002 brought investors some relief, with the S&P 500 Index gaining 8.45%. This was not enough, however, to offset the significant losses posted earlier in the year. For 2002, the Index lost 22.10%, its worst year since 1974 and the third consecutive year of losses, an event not seen for over 60 years, since 1939 - 1941 at the outset of World War II and the waning years of the Great Depression. Concerns about the economy, corporate governance, terrorism and war with Iraq weighed heavily on the markets in 2002. For the year, all ten economic sectors posted losses, with all but two in negative double-digit territory. Telecommunications and technology lost over 34% and 37%, respectively, in 2002. Information technology alone knocked 6% off the return of the S&P 500 Index for the year. The best performing sectors were materials and consumer staples, combined reducing the Index return by less than 1%.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a "full replication" strategy to manage the GE Investments S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio value. This methodology has allowed us to consistently track the performance of the Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last twelve months were Providian Financial (+83%), Boston Scientific (+76%), Newmont Mining (+52%), Apollo Group (+47%), and Ball Corp (+45%). The five worst-performing stocks for the year were Conseco Inc (-99%), WorldCom (-99%), Kmart Corp (-96%), US Airways (-96%), and Dynegy (-95%).

Q.  WHAT IS THE OUTLOOK FOR THE FUND ?

A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[Line Graph omitted--Plot Points as Follows:]


                 S&P 500 Index Fund                       S&P 500
12/92                   10,000                             10,000
12/93                   11,439                             11,001
12/94                   11,430                             11,146
12/95                   15,563                             15,325
12/96                   19,378                             18,871
12/97                   25,254                             25,154
12/98                   32,388                             32,372
12/99                   39,064                             39,192
12/00                   35,381                             35,590
12/01                   31,042                             31,354
12/02                   24,099                             24,423



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER  31, 2002
--------------------------------------------------------------------------------


                                   ONE        FIVE      TEN
                                  YEAR        YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund               -22.37%     -0.93%     9.19%
--------------------------------------------------------------------------------
S&P 500                          -22.10%     -0.59%     9.34%
--------------------------------------------------------------------------------
Lipper peer group average*       -23.02%     -1.85%     7.88%
--------------------------------------------------------------------------------
Inception date                   4/15/85
--------------------------------------------------------------------------------


    S&P 500 Index Fund (ending value $24,099)
    S&P 500 (ending value $24,423)



INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.36%
--------------------------------------------------------------------------------
  General Electric Co.                                 2.95%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                    2.86%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 2.71%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.29%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.20%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.94%
--------------------------------------------------------------------------------
  American International Group                         1.84%
--------------------------------------------------------------------------------
  International Business Machines Corp.                1.59%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     1.55%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $448,706 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]

Financial                               20.2%
Healthcare                              14.7%
Information Technology                  14.2%
Consumer Discretionary                  13.2%
Industrials                             11.4%
Consumer Staples                         9.4%
Energy                                   5.9%
Telecommunication Services               4.1%
Materials                                2.8%
Utilities                                2.8%
Short Term                               1.3%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 480, 281 AND 70 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 13.2%

American Greetings (Class A)           4,117 $       65,049(a,h)
AOL Time Warner Inc.                 244,114      3,197,893(a,h)
Autozone Inc.                          5,744        405,814(a)
Bed Bath & Beyond Inc.                16,000        552,480(a)
Best Buy Co. Inc.                     17,500        422,625(a)
Big Lots Inc.                          6,600         87,318(a)
Black & Decker Corp.                   4,607        197,594
Brunswick Corp.                        5,068        100,650
Carnival Corp.                        32,000        798,400
Centex Corp.                           3,460        173,692
Circuit City Stores Inc. -
   Circuit City Group.                11,226         83,297
Clear Channel Communications Inc.     33,500      1,249,215(a)
Comcast Corp. (Class A)              126,039      2,970,739(a)
Cooper Tire & Rubber Co.               4,223         64,781
Costco Wholesale Corp.                24,866        697,740(a)
Dana Corp.                             8,441         99,266
Darden Restaurants Inc.                9,429        192,823
Delphi Corp.                          31,258        251,627
Dillard's Inc./AR (Class A)            4,795         76,049
Dollar General Corp.                  18,391        219,772
Dow Jones & Co. Inc.                   4,842        209,320
Eastman Kodak Co.                     15,875        556,260
eBay Inc.                             16,900      1,146,158(a)
Family Dollar Stores                   9,300        290,253
Federated Department Stores           11,004        316,475(a)
Ford Motor Co.                       100,199        931,851
Fortune Brands Inc.                    8,141        378,638
Gannett Co. Inc.                      14,608      1,048,854
General Motors Corp.                  30,647      1,129,648
Harley-Davidson Inc.                  16,300        753,060
Harrah's Entertainment Inc.            6,135        242,946(a)
Hasbro Inc.                           10,196        117,764
Hilton Hotels Corp.                   20,388        259,131
Home Depot Inc.                      127,018      3,043,351
International Game Technology          4,700        356,824(a)
Interpublic Group Cos. Inc.           20,830        293,286
JC Penney Co. Inc. Holding Co.        14,287        328,744
Johnson Controls Inc.                  4,841        388,103
Jones Apparel Group Inc.               7,100        251,624(a)
KB Home                                2,880        123,408
Knight-Ridder Inc.                     4,500        284,625
Kohl's Corp.                          18,400      1,029,480(a)
Leggett & Platt Inc.                  10,300        231,132
Liz Claiborne Inc.                     6,130        181,755
Lowe's Cos. Inc.                      42,628      1,598,550
Ltd. Brands                           28,536        397,506
Marriott International Inc.
   (Class A)                          12,922        424,746
Mattel Inc.                           23,351        447,172
Maytag Corp.                           4,395        125,258
McDonald's Corp.                      69,334      1,114,891


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Meredith Corp.                         2,598   $    106,804
New York Times Co. (Class A)           8,288        379,010
Newell Rubbermaid Inc.                14,356        435,417
Nike Inc. (Class B)                   14,404        640,546
Nordstrom Inc.                         7,392        140,226
Office Depot Inc.                     15,500        228,780(a)
Omnicom Group                         10,300        665,380
Pulte Homes Inc.                       3,222        154,237
RadioShack Corp.                       9,356        175,331
Reebok International Ltd.              3,330         97,902(a)
Sears Roebuck and Co.                 16,445        393,858
Snap-On Inc.                           3,309         93,016
Staples Inc.                          25,500        466,650(a)
Starbucks Corp.                       20,800        423,904(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           11,000        261,140
Target Corp.                          49,552      1,486,560
The Gap Inc.                          47,618        739,031
The Goodyear Tire & Rubber Co.         9,419         64,143
The May Department Stores Co.         15,784        362,716
The McGraw-Hill Cos. Inc.             10,570        638,851
The Sherwin-Williams Co.               8,463        239,080
The Stanley Works.                     4,926        170,341
Tiffany & Co.                          8,300        198,453
TJX Cos. Inc.                         28,080        548,122
TMP Worldwide Inc.                     6,400         72,384(a)
Toys R US Inc.                        11,935        119,350(a)
Tribune Co.                           16,618        755,454
Tupperware Corp.                       3,128         47,170
Univision Communications Inc.
   (Class A)                          12,800        313,600(a)
VF Corp.                               6,002        216,372
Viacom Inc. (Class B)                 96,207      3,921,397(a)
Visteon Corp.                          7,486         52,103
Wal-Mart Stores Inc.                 241,024     12,174,122
Walt Disney Co.                      111,537      1,819,168
Wendy's International Inc.             6,331        171,380
Whirlpool Corp.                        3,909        204,128
Yum! Brands Inc.                      16,222        392,897(a)
                                                 59,276,660

CONSUMER STAPLES -- 9.4%

Alberto-Culver Co. (Class B)           3,133        157,903
Albertson's Inc.                      21,161        471,044(h)
Anheuser-Busch Cos. Inc.              46,708      2,260,667(h)
Archer-Daniels-Midland Co.            34,686        430,106
Avon Products Inc.                    12,864        692,984
Brown-Forman Corp. (Class B)           3,729        243,727
Campbell Soup Co.                     21,976        515,777
Clorox Co.                            12,384        510,840
Coca-Cola Enterprises Inc.            24,500        532,140
Colgate-Palmolive Co.                 29,372      1,539,974
Conagra Foods Inc.                    29,368        734,494
Coors (Adolph) (Class B)               2,065        126,481
CVS Corp.                             21,456        535,756
Del Monte Foods Co.                        0**            3(a)
General Mills Inc.                    20,122        944,728
Hershey Foods Corp.                    7,292        491,772
HJ Heinz Co.                          19,197        631,005
Kellogg Co.                           22,290        763,878

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Kimberly-Clark Corp.                  28,036  $   1,330,869
Kroger Co.                            42,330        653,999(a)
Pepsi Bottling Group Inc.             14,700        377,790
PepsiCo. Inc.                         94,074      3,971,804
Philip Morris Cos. Inc.              112,979      4,579,039
Procter & Gamble Co.                  70,988      6,100,709
RJ Reynolds Tobacco
   Holdings Inc.                       5,000        210,550
Safeway Inc.                          24,300        567,648(a)
Sara Lee Corp.                        42,557        957,958
Supervalu Inc.                         7,000        115,570
Sysco Corp.                           35,844      1,067,793
The Coca-Cola Co.                    135,351      5,931,081(h)
The Gillette Co.                      57,566      1,747,704
UST Inc.                               9,379        313,540
Walgreen Co.                          56,000      1,634,640
Winn-Dixie Stores Inc.                 7,740        118,267
WM Wrigley Jr. Co.                    12,268        673,268
                                                 41,935,508

ENERGY -- 5.9%

Amerada Hess Corp.                     4,890        269,195(h)
Anadarko Petroleum Corp.              13,528        647,991
Apache Corp.                           7,880        449,081
Ashland Inc.                           3,907        111,467
Baker Hughes Inc.                     18,150        584,249
BJ Services Co.                        8,200        264,942(a)
Burlington Resources Inc.             10,941        466,634
ChevronTexaco Corp.                   58,316      3,876,848
ConocoPhillips                        36,921      1,786,607
Devon Energy Corp.                     8,496        389,966
EOG Resources Inc.                     6,200        247,504
Exxon Mobil Corp.                    367,424     12,837,795(h)
Halliburton Co.                       24,060        450,163
Kerr-McGee Corp.                       5,501        243,694
Marathon Oil Corp.                    16,892        359,631
Nabors Industries Ltd.                 8,100        285,687(a)
Noble Corp.                            7,400        260,110(a)
Occidental Petroleum Corp.            20,210        574,975
Rowan Cos. Inc.                        5,177        117,518
Schlumberger Ltd.                     31,754      1,336,526
Sunoco Inc.                            4,188        138,958
Transocean Inc.                       17,466        405,211
Unocal Corp.                          14,038        429,282
                                                 26,534,034

FINANCIAL -- 20.2%

ACE Ltd.                              14,300        419,562
AFLAC Inc.                            28,200        849,384
AMBAC Financial Group Inc.             5,800        326,192
American Express Co.                  71,722      2,535,373(h)
American International Group         142,409      8,238,361(h)
AmSouth Bancorp                       19,750        379,200
AON Corp.                             16,936        319,921
Bank of America Corp.                 81,740      5,686,652
Bank One Corp.                        63,627      2,325,567(h)
BB&T Corp.                            26,100        965,439
Capital One Financial Corp.           12,200        362,584
Charter One Financial Inc.            12,587        361,625

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Chubb Corp.                            9,297  $     485,303
Cincinnati Financial Corp.             8,800        330,440
Citigroup Inc.                       280,476      9,869,950(h)
Comerica Inc.                          9,556        413,201
Countrywide Financial Corp.            6,700        346,055
Equity Office Properties Trust        21,800        544,564
Equity Residential                    14,100        346,578
Federal Home Loan
   Mortgage Corp.                     37,965      2,241,833
Federal National Mortgage Assoc.      54,376      3,498,008
Fifth Third Bancorp                   31,516      1,845,262
First Tennessee National Corp.         6,600        237,204
FleetBoston Financial Corp.           57,322      1,392,925
Franklin Resources Inc.               13,800        470,304
Golden West Financial Corp.            8,265        593,510
Goldman Sachs Group Inc.              26,100      1,777,410
Hartford Financial Services
   Group Inc.                         13,904        631,659
Household International Inc.          25,811        717,804
Huntington Bancshares Inc.            13,134        245,737
Janus Capital Group Inc.              12,800        167,296
Jefferson-Pilot Corp.                  8,123        309,568
John Hancock Financial
   Services Inc.                      15,700        438,030
JP Morgan Chase & Co.                109,037      2,616,888(h)
Keycorp.                              23,228        583,952
Lehman Brothers Holdings Inc.         12,700        676,783
Lincoln National Corp.                10,112        319,337
Loews Corp.                           10,232        454,915
Marsh & McLennan Cos. Inc.            29,308      1,354,323
Marshall & Ilsley Corp.               11,500        314,870
MBIA Inc.                              8,035        352,415
MBNA Corp.                            69,761      1,326,854
Mellon Financial Corp.                23,328        609,094
Merrill Lynch & Co. Inc.              47,234      1,792,530
Metlife Inc.                          37,800      1,022,112
MGIC Investment Corp.                  5,759        237,847
Moody's Corp.                          8,242        340,312
Morgan Stanley                        59,296      2,367,096
National City Corp.                   33,364        911,504
North Fork Bancorporation Inc.         9,000        303,660
Northern Trust Corp.                  11,500        403,075
Plum Creek Timber Co.
   Inc. (REIT)                        10,200        240,720
PNC Financial Services
   Group Inc.                         15,508        649,785
Principal Financial Group             19,000        572,470
Providian Financial Corp.             17,394        112,887(a)
Prudential Financial Inc.             31,300        993,462
Regions Financial Corp.               12,200        406,992
Safeco Corp.                           7,581        262,833
Simon Property Group Inc.             10,100        344,107
SLM Corp.                              8,400        872,424
SouthTrust Corp.                      18,900        469,665
St. Paul. Cos.                        11,980        407,919
State Street Corp.                    17,700        690,300(e)
SunTrust Banks Inc.                   15,329        872,527
Synovus Financial Corp.               16,050        311,370
T Rowe Price Group Inc.                7,000        190,960
The Allstate Corp.                    38,376      1,419,528(h)
The Bank of New York Co. Inc.         39,110        937,076(h)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

The Bear Stearns Cos. Inc.             5,369  $     318,919
The Charles Schwab Corp.              73,411        796,509
The Progressive Corp.                 11,900        590,597
Torchmark Corp.                        6,700        244,751
Travelers Property Casualty
   Corp. (Class B)                    53,944        790,280(a)
Union Planters Corp.                  10,950        308,133
UnumProvident Corp.                   13,089        229,581
US Bancorp                           104,599      2,219,591
Wachovia Corp.                        74,280      2,706,763
Washington Mutual Inc.                51,677      1,784,407
Wells Fargo & Co.                     92,418      4,331,632
XL Capital Ltd.                        7,300        563,925
Zions Bancorporation                   5,200        204,615
                                                 90,504,796

HEALTHCARE -- 14.7%

Abbott Laboratories                   85,296      3,411,840(h)
Aetna Inc.                             8,152        335,210
Allergan Inc.                          7,052        406,336
AmerisourceBergen Corp.                5,471        297,130
Amgen Inc.                            70,248      3,395,788(a,h)
Anthem Inc.                            7,500        471,750(a)
Applera Corp. - Applied
   Biosystems Group                   11,500        201,710
Bausch & Lomb Inc.                     3,128        112,608
Baxter International Inc.             32,348        905,744
Becton Dickinson & Co.                14,070        431,808
Biogen Inc.                            8,200        328,492(a)
Biomet Inc.                           13,615        390,206
Boston Scientific Corp.               22,288        947,686(a)
Bristol-Myers Squibb Co.             105,808      2,449,455(h)
Cardinal Health Inc.                  23,901      1,414,700
Chiron Corp.                          10,300        387,280(a)
Cigna Corp.                            7,263        298,655
CR Bard Inc.                           2,951        171,158
Eli Lilly & Co.                       61,316      3,893,566
Forest Laboratories Inc.               9,900        972,378(a)
Genzyme Corp.-Genl. Division          11,300        334,141(a)
Guidant Corp.                         16,224        500,510(a)
HCA Inc.                              28,023      1,162,955
Health Management
   Associates Inc. (Class A)          12,900        230,910
Healthsouth Corp.                     23,036         96,751(a)
Humana Inc.                            9,727         97,270(a)
IMS Health Inc.                       15,284        244,544
Johnson & Johnson                    162,193      8,711,386
King Pharmaceuticals Inc.             12,233        210,285(a)
Manor Care Inc.                        5,137         95,600(a)
McKesson Corp.                        15,861        428,723
Medimmune Inc.                        13,100        355,927(a)
Medtronic Inc.                        66,632      3,038,419
Merck & Co. Inc.                     122,650      6,943,217
Pfizer Inc.                          336,498     10,286,744
Pharmacia Corp.                       70,557      2,949,283
Quest Diagnostics                      5,100        290,190(a)
Quintiles Transnational Corp.          6,800         82,280(a)
Schering-Plough Corp.                 80,058      1,777,288(h)
St. Jude Medical Inc.                  9,746        387,111(a)
Stryker Corp.                         10,800        724,896

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Tenet Healthcare Corp.                25,795  $     423,038(a)
UnitedHealth Group Inc.               16,594      1,385,599
Watson Pharmaceuticals Inc.            6,200        175,274(a)
WellPoint Health Networks              8,100        576,396(a)
Wyeth                                 72,354      2,706,040(h)
Zimmer Holdings Inc.                  10,600        440,112(a)
                                                 65,878,389

INDUSTRIALS -- 11.4%

Allied Waste Industries Inc.          11,100        111,000(a)
American Power Conversion             10,900        165,135(a)
American Standard Cos. Inc.            4,000        284,560(a)
AMR Corp.                              8,814         58,172(a,h)
Apollo Group Inc. (Class A)            9,400        413,600(a)
Automatic Data Processing             32,718      1,284,182
Avery Dennison Corp.                   5,955        363,731
Burlington Northern
   Santa Fe Corp.                     20,649        537,080
Caterpillar Inc.                      18,816        860,268
Cendant Corp.                         56,646        593,650(a,h)
Cintas Corp.                           9,300        425,475
Concord EFS Inc.                      28,100        442,294(a)
Convergys Corp.                        9,600        145,440(a)
Cooper Industries Ltd.                 5,271        192,128
Crane Co.                              3,327         66,307
CSX Corp.                             11,538        326,641
Cummins Inc.                           2,289         64,390
Danaher Corp.                          8,300        545,310
Deere & Co.                           12,820        587,797
Delta Air Lines Inc.                   7,282         88,112
Deluxe Corp.                           3,329        140,151
Dover Corp.                           10,958        319,535
Eaton Corp.                            3,850        300,724
Emerson Electric Co.                  22,974      1,168,228
Equifax Inc.                           7,900        182,806
FedEx Corp.                           16,060        870,773
First Data Corp.                      41,062      1,454,005
Fiserv Inc.                           10,350        351,383(a)
Fluor Corp.                            4,752        133,056
General Dynamics Corp.                10,882        863,704
General Electric Co.                 543,395     13,231,668(n)
Genuine Parts Co.                      9,296        286,317
Goodrich Corp.                         5,801        106,274
H&R Block Inc.                         9,904        398,141
Honeywell International Inc.          44,816      1,075,584
Illinois Tool Works Inc.              16,697      1,082,967
Ingersoll-Rand Co. (Class A)           9,399        404,721
ITT Industries Inc.                    4,863        295,135
Lockheed Martin Corp.                 24,952      1,440,978
Masco Corp.                           26,590        559,720
McDermott International Inc.           4,219         18,479(a)
Navistar International Corp.           3,595         87,394(a)
Norfolk Southern Corp.                21,201        423,808
Northrop Grumman Corp.                 9,962        966,294
Paccar Inc.                            6,440        297,077
Pall Corp.                             6,778        113,057
Parker Hannifin Corp.                  6,215        286,698
Paychex Inc.                          20,125        561,488
Pitney Bowes Inc.                     13,132        428,891
Power-One Inc.                         4,400         24,948(a)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Raytheon Co.                          21,924 $      674,163
Robert Half International Inc.        10,000        161,100(a)
Rockwell Automation Inc.              10,568        218,863
Rockwell Collins Inc.                 10,068        234,182
RR Donnelley & Sons Co.                6,552        142,637
Ryder System Inc.                      3,531         79,236
Sabre Holdings Corp. (Class A)         8,208        148,647(a)
Southwest Airlines Co.                42,149        585,871
Textron Inc.                           7,468        321,049
The Boeing Co.                        45,816      1,511,470(h)
Thomas & Betts Corp.                   3,093         52,272(a)
3M Co.                                21,340      2,631,222
Tyco International Ltd.              108,939      1,860,678
Union Pacific Corp.                   13,854        829,439
United Parcel Service Inc.
   (Class B)                          61,000      3,847,880
United Technologies Corp.             25,886      1,603,379
Waste Management Inc.                 32,912        754,343
WW Grainger Inc.                       5,182        267,132
                                                 51,352,839

INFORMATION TECHNOLOGY -- 14.1%

ADC Telecommunications Inc.           46,400         96,976(a,h)
Adobe Systems Inc.                    12,992        322,215(h)
Advanced Micro Devices Inc.           19,574        126,448(a,h)
Agilent Technologies Inc.             25,407        456,310(a)
Altera Corp.                          20,000        246,600(a)
Analog Devices Inc.                   19,900        475,013(a)
Andrew Corp.                           4,456         45,808(a)
Apple Computer Inc.                   19,820        284,021(a)
Applied Materials Inc.                90,000      1,172,700(a,h)
Applied Micro Circuits Corp.          18,100         66,789(a)
Autodesk Inc.                          6,324         90,433
Avaya Inc.                            20,601         50,472(a)
BMC Software Inc.                     13,300        227,563(a)
Broadcom Corp. (Class A)              14,900        224,394(a)
CIENA Corp.                           24,500        125,930(a)
Cisco Systems Inc.                   394,504      5,168,002(a,h)
Citrix Systems Inc.                   10,400        128,128(a)
Computer Associates
   International Inc.                 31,081        419,594
Computer Sciences Corp.                9,282        319,765(a)
Compuware Corp.                       21,300        102,240(a)
Comverse Technology Inc.              10,600        106,212(a)
Corning Inc.                          62,639        207,335(a)
Dell Computer Corp.                  141,448      3,782,320(a,h)
Electronic Arts Inc.                   7,400        368,298(a)
Electronic Data Systems Corp.         26,400        486,552
EMC Corp./Massachusetts              118,314        726,448(a)
Gateway Inc.                          19,200         60,288(a)
Hewlett-Packard Co.                  166,665      2,893,304
Intel Corp.                          361,708      5,631,794
International Business
   Machines Corp.                     92,330      7,155,575
Intuit Inc.                           11,000        516,120(a)
Jabil Circuit Inc.                    11,300        202,496(a)
JDS Uniphase Corp.                    76,800        189,696(a)
Kla-Tencor Corp.                      10,500        371,385(a)
Lexmark International Inc.
   (Class A)                           6,700        405,350(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Linear Technology Corp.               16,800 $      432,096
LSI Logic Corp.                       19,892        114,777(a)
Lucent Technologies Inc.             192,518        242,573(a,h)
Maxim Integrated Products             17,500        578,200
Mercury Interactive Corp.              4,900        145,285(a)
Micron Technology Inc.                33,054        321,946(a)
Microsoft Corp.                      291,956     15,094,125(a,h)
Millipore Corp.                        2,745         93,330
Molex Inc.                            10,950        252,288
Motorola Inc.                        125,650      1,086,873
National Semiconductor Corp.          10,383        155,849(a)
NCR Corp.                              5,800        137,692(a)
Network Appliance Inc.                19,400        194,000(a)
Novell Inc.                           20,466         68,356(a)
Novellus Systems Inc.                  8,000        224,640(a)
Nvidia Corp.                           8,500         97,835(a)
Oracle Corp.                         292,432      3,158,266(a)
Parametric Technology Corp.           14,906         37,563(a)
Peoplesoft Inc.                       16,500        301,950(a)
PerkinElmer Inc.                       7,810         64,433
PMC - Sierra Inc.                      9,900         55,044(a)
QLogic Corp.                           5,300        182,903(a)
Qualcomm Inc.                         42,900      1,561,131(a)
Rational Software Corp.               11,700        121,563(a)
Sanmina-SCI Corp.                     28,600        128,414(a)
Scientific-Atlanta Inc.                8,906        105,625
Siebel Systems Inc.                   26,300        196,724(a)
Solectron Corp.                       46,900        166,495(a)
Sun Microsystems Inc.                168,360        523,600(a)
Sungard Data Systems Inc.             14,900        351,044(a)
Symbol Technologies Inc.              13,050        107,271
Tektronix Inc.                         5,176         94,151(a)
Tellabs Inc.                          22,252        161,772(a)
Teradyne Inc.                          9,900        128,799(a)
Texas Instruments Inc.                94,536      1,418,985
Thermo Electron Corp.                  8,828        177,619(a)
Unisys Corp.                          17,809        176,309(a)
Veritas Software Corp.                22,700        354,574(a)
Waters Corp.                           7,000        152,460(a)
Xerox Corp.                           41,090        330,775(a)
Xilinx Inc.                           18,200        374,920(a)
Yahoo Inc.                            32,300        528,105(a)
                                                 63,452,934

MATERIALS -- 2.8%

Air Products & Chemicals Inc.         12,432        531,468(h)
Alcoa Inc.                            45,540      1,037,401(h)
Allegheny Technologies Inc.            5,151         32,091
Ball Corp.                             3,108        159,099
Bemis Co.                              2,681        133,058
Boise Cascade Corp.                    3,523         88,850
Du Pont EI de Nemours & Co.           54,213      2,298,631
Eastman Chemical Co.                   4,459        163,957
Ecolab Inc.                            7,126        352,737
Engelhard Corp.                        6,846        153,008
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 8,384        140,684(a)
Georgia-Pacific Corp.                 12,743        205,927
Great Lakes Chemical Corp.             2,797         66,792
Hercules Inc.                          6,128         53,926(a)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

International Flavors &
   Fragrances Inc.                     5,247 $      184,170
International Paper Co.               25,975        908,346
Louisiana-Pacific Corp.                6,622         53,373(a)
MeadWestvaco Corp.                    10,800        266,868
Monsanto Co.                          14,258        274,467
Newmont Mining Corp.                  21,428        622,055
Nucor Corp.                            4,409        182,092
Pactiv Corp.                           9,048        197,789(a)
Phelps Dodge Corp.                     4,810        152,237(a)
PPG Industries Inc.                    9,237        463,236
Praxair Inc.                           8,835        510,398
Rohm & Haas Co.                       11,814        383,719
Sealed Air Corp.                       4,857        181,166(a)
Sigma-Aldrich Corp.                    3,891        189,492
Temple-Inland Inc.                     3,026        135,595
The Dow Chemical Co.                  49,794      1,478,882
U.S. Steel Corp.                       5,765         75,637
Vulcan Materials Co.                   5,800        217,500
Weyerhaeuser Co.                      11,960        588,552
Worthington Industries                 4,641         70,729
                                                 12,553,932

TELECOMMUNICATION SERVICES -- 4.1%

Alltel Corp.                          16,994        866,694
AT&T Corp.                            42,039      1,097,638
AT&T Wireless Services Inc.          147,949        835,912(a)
BellSouth Corp.                      101,498      2,625,753(h)
CenturyTel Inc.                        7,850        230,633
Citizens Communications Co.           16,000        168,800(a)
Nextel Communications Inc.
   (Class A)                          52,600        607,530(a)
Qwest Communications
   International                      91,148        455,740
SBC Communications Inc.              181,269      4,914,203
Sprint Corp.-FON Group                48,752        705,929
Sprint Corp.-PCS Group                57,126        250,212(a)
Verizon Communications Inc.          149,386      5,788,708
                                                 18,547,752

UTILITIES -- 2.8%

Allegheny Energy Inc.                  7,300         55,188
Ameren Corp.                           8,342        346,777
American Electric Power Co. Inc.      18,525        506,288(h)
Calpine Corp.                         22,500         73,350(a)
Centerpoint Energy Inc.               17,518        148,903
Cinergy Corp.                          9,253        312,011
CMS Energy Corp.                       7,700         72,688
Consolidated Edison Inc.              11,707        501,294
Constellation Energy Group Inc.        9,303        258,809
Dominion Resources Inc./VA            16,818        923,308
DTE Energy Co.                         9,166        425,302
Duke Energy Corp.                     47,932        936,591
Dynegy Inc. (Class A)                 21,000         24,780
Edison International                  17,942        212,613(a)
EL Paso Corp.                         32,082        223,291
Entergy Corp.                         12,147        553,782
Exelon Corp.                          17,663        932,077
FirstEnergy Corp.                     16,220        534,773

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

FPL Group Inc.                         9,831 $      591,138
KeySpan Corp.                          7,500        264,300
Kinder Morgan Inc.                     6,700        283,209
Mirant Corp.                          23,905         45,180(a)
Nicor Inc.                             2,543         86,538
NiSource Inc.                         13,315        266,300
Peoples Energy Corp.                   2,121         81,977
PG&E Corp.                            21,754        302,381(a)
Pinnacle West Capital Corp.            4,800        163,632
PPL Corp.                              9,022        312,883
Progress Energy Inc.                  12,956        561,643
Public Service Enterprise
   Group Inc.                         12,159        390,304
Sempra Energy                         12,975        306,859
TECO Energy Inc.                       8,800        136,136
The AES Corp.                         32,000         96,640(a)
The Southern Co.                      38,958      1,106,018
TXU Corp.                             17,586        328,506
Williams Cos. Inc.                    27,886         75,292
Xcel Energy Inc.                      22,680        249,473
                                                 12,690,234

TOTAL INVESTMENTS IN SECURITIES
   (COST $616,212,475)                          442,727,078



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

Aim Prime Fund                     4,266,646      4,266,646
GEI Short-Term Investment Fund       215,431        215,431(j)
Money Market Obligations Trust           397            397

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

U.S. Treasury Bill
   1.21%    02/13/03              $1,500,000      1,496,495

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,978,969)                              5,978,969


OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                         466,985
                                               ------------

NET ASSETS-- 100%                              $449,173,032
                                               ============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at December 31, 2002:

                              NUMBER        CURRENT
               EXPIRATION       OF         NOTIONAL       UNREALIZED
DESCRIPTION       DATE       CONTRACTS       VALUE       DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        March 2003       152       $6,679,640      $(188,600)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Q&A

Q.  HOW DID THE GE INVESTMENTS PREMIER
    GROWTH EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND PEER FUNDS FOR THE YEAR ENDING DECEMBER 31, 2002?

A. GE Investments Premier Growth Equity Fund declined 21.02% for the year. By comparison, the S&P 500 Index declined 22.10%. Our peer group of 1837 Large Cap Core, as measured by Lipper, declined 24.74%.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2002?

A. A variety of factors drove the market down in 2002. The U.S. economy was sluggish, corporate profit growth was disappointing, and geopolitical tensions worsened. The decline in the market was broad-based as all ten sectors of the S&P 500 Index declined. All categories of equity mutual funds including value, core and growth showed large declines for the year. In short, there was no place to hide for investors in the equity market.

Q.  WHAT INDIVIDUAL STOCKS OR GROUPS AFFECTED PERFORMANCE?

A. In looking at the individual sectors of the S&P 500, technology and telecommunications were the two worst performing sectors, each declining more than 30%. Premier Growth's technology holdings performed relatively better, with the best results coming from a 10% gain in Intuit, and a decline of only 2% in Dell Computer. In the consumer sector, we were hurt by declines in Home Depot (-52%), and Catalina Marketing (-47%). Both reported negative revisions to their earnings estimates during the year. On the plus side, we had gains in two healthcare companies, Dentsply, a dental equipment company, up 11%, and Lincare, a home healthcare company, up 10%.

Q.  DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE YEAR?

A. There were few changes during the year. Portfolio turnover remained low . Technology and healthcare are the two largest sector weights in the portfolio, each roughly 20% of the total. We also have a large weight in computer service firms. Premier Growth continues to target growth-oriented companies. There are no holdings in the utility or basic material sectors. We seek companies that demonstrate an ability to grow earnings at a double-digit rate; by comparison we believe the S&P 500 will grow in the 6-8% range.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE EQUITY MARKETS?

A. We start the year with optimism that the major stock market averages will recover after three consecutive years of decline. However, there continue to be many issues that will weigh on the market. Specifically, concerns include possible war with Iraq, continued economic sluggishness, and further earnings disappointments. We believe the equity market is reasonably valued relative to current interest rates and inflation. A favorable outcome in Iraq, and an increase in investor confidence will, in our opinion, lead to higher stock prices. So the strategy remains the same. Focus on high quality, well-managed companies that can grow at an above-average rate for many years to come. The higher growth should drive superior price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[Line Graph omitted--Plot Points as Follows:]

             Premier Growth Equity Fund                   S&P 500                      S&P 500/BARRA Growth
12/12/97                10,000                             10,000                             10,000
 12/97                  10,346                             10,168                             10,118
 06/98                  12,193                             11,972                             12,453
 12/98                  14,125                             13,087                             14,397
 06/99                  16,968                             14,691                             15,974
 12/99                  19,247                             15,844                             18,506
 06/00                  19,145                             15,772                             18,990
 12/00                  18,241                             14,389                             14,426
 06/01                  17,172                             13,427                             12,841
 12/01                  16,574                             12,675                             12,587
 06/02                  14,685                             11,007                             10,457
 12/02                  13,091                              9,873                              9,618

Premier Growth Equity Fund (ending value $13,091) S&P 500 (ending value $9,873) S&P 500/BARRA Growth (ending value $9,618)



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                    ONE           FIVE           SINCE
                                   YEAR           YEAR         INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund          -21.02%       4.82%           5.47%
--------------------------------------------------------------------------------
S&P 500                             -22.10%      -0.59%          -0.25%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth                -23.59%      -1.01%          -0.76%
--------------------------------------------------------------------------------
Lipper peer group average*          -24.74%      -3.22%            N/A
--------------------------------------------------------------------------------
Inception date                      12/12/97
--------------------------------------------------------------------------------


    Premier Growth Equity Fund (ending value $13,091)
    S&P 500 (ending value $9,873)
    S&P 500/BARRA Growth (ending value $9,618)



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  First Data Corp.                                     4.71%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Series A)                       4.10%
--------------------------------------------------------------------------------
  Dell Computer Corp.                                  4.00%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.86%
--------------------------------------------------------------------------------
  Vodafone Group PLC. ADR                              3.74%
--------------------------------------------------------------------------------
  Carnival Corp                                        3.73%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.68%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 3.63%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          3.47%
--------------------------------------------------------------------------------
  American International Group                         3.46%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $88,637 (in thousands)

[Pie Chart Omitted--Plot Points as Follows:]


Technology                               21.2%
Financial                                18.0%
Healthcare                               16.8%
Consumer Discretionary                   15.6%
Industrials                              14.9%
Energy                                    4.1%
Telecommunication Services                3.7%
Short Term                                3.6%
Consumer Staples                          2.1%







* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 1,837 AND 864 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 15.8%

Carnival Corp.                       132,471  $   3,305,151
Catalina Marketing Corp.              74,183      1,372,386(a)
Comcast Corp. (Class A)              132,471      2,992,520(a)
Home Depot Inc.                      105,976      2,539,185
Liberty Media Corp. (Series A)       406,621      3,635,192(a)
                                                 13,844,434

CONSUMER STAPLES -- 2.1%

The Gillette Co.                      60,936      1,850,017

ENERGY -- 4.1%

Baker Hughes Inc.                     60,936      1,961,530
Schlumberger Ltd.                     39,741      1,672,699
                                                  3,634,229

FINANCIAL -- 18.3%

AFLAC Inc.                            82,132      2,473,816
American Express Co.                  66,235      2,341,407
American International Group          52,988      3,065,356
Citigroup Inc.                        92,729      3,263,134
Federal National Mortgage Assoc.      46,364      2,982,596
State Street Corp.                    47,689      1,859,871(e)
                                                 15,986,180

HEALTHCARE -- 17.0%

Cardinal Health Inc.                  54,313      3,214,786
DENTSPLY International Inc.           56,962      2,118,986
IMS Health Inc.                       58,287        932,592
Lincare Holdings Inc.                 84,781      2,680,775(a)
Pfizer Inc.                          100,678      3,077,726
Wyeth                                 76,833      2,873,554
                                                 14,898,419

INDUSTRIALS -- 15.1%

Automatic Data Processing             68,885      2,703,736
Certegy Inc.                          74,183      1,821,193
Concord EFS Inc.                      99,353      1,563,816(a)
Dover Corp.                          100,678      2,935,770
First Data Corp.                     117,899      4,174,804
                                                 13,199,319

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


INFORMATION TECHNOLOGY -- 21.4%

Applied Materials Inc.               127,172   $  1,657,051(a)
Cisco Systems Inc.                   219,901      2,880,703(a)
Dell Computer Corp.                  132,471      3,542,275(a)
Intel Corp.                          129,821      2,021,313
Intuit Inc.                           52,988      2,486,197(a)
Microsoft Corp.                       66,235      3,424,350(a)
Molex Inc. (Class A)                 137,770      2,740,245
                                                 18,752,134

TELECOMMUNICATION SERVICES -- 3.8%

Vodafone Group PLC. ADR              182,809      3,312,499(l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $107,677,147)                           85,477,231



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     2,153,676      2,153,676(j)
State Street Navigator Securities
   Lending Prime Portfolio         1,005,746      1,005,746(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,159,422)                              3,159,422


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.2%)                                    (1,067,307)
                                                -----------


NET ASSETS-- 100%                               $87,569,346
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following short futures contracts open at December 31, 2002:

                                   NUMBER           CURRENT
                 EXPIRATION          OF            NOTIONAL        UNREALIZED
DESCRIPTION         DATE          CONTRACTS          VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P 500          March 2003           3           $(659,175)         $4,025


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments Value Equity Fund declined 17.57% compared to its benchmark, the Russell 1000 Value Index, which declined 15.51% for the twelve-months ended December 31, 2002

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2002?

A. The Fund's performance was hurt by weak stock selection in the financial services, consumer discretionary, industrials and utilities sectors, and our overweight position in the hard-hit information technology industry.

Q.  WHICH STOCKS PERFORMED WELL AND WHICH STOCKS HURT PERFORMANCE?

A. The holdings that helped the most were Encana, Pharmacia, Burlington Resources and General Dynamics. On the other hand, Intel, Home Depot, Analog Devices and Target hurt the Fund's performance.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Despite short-term interest rate cuts by the Federal Reserve and initial signs of an economic recovery, the market has continued to be volatile. In terms of the Fund, we continue to own those companies that have solid earnings growth and appear to be undervalued relative to the market and peers. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued.

Q.  HOW HAVE THE CORPORATE ACCOUNTING SCANDALS IMPACTED THE FUND?

A. There is no question that the accounting scandals have had a big negative impact on investor confidence. In addition to the Enron debacle, several other high profile scandals including potential misappropriation of company funds at Tyco, alleged insider trading by Martha Stewart (and others) in the biotechnology company ImClone, and possible accounting fraud at Worldcom have ignited investor's fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra of the past year, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offing.
    To-date the fund has not been directly impacted by the accounting scandals in terms of the stocks that it owns. In our due diligence process, we make every attempt to assess company managements along with their balance sheets and other financials.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE BOND MARKET?

A. We continue to expect the stock market to be volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. Our approach for finding under-appreciated stocks with an investment catalyst has positioned the portfolio for solid relative performance over the next several years.

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


                  Value Equity Fund                 Russell 1000 Value                 S&P 500/BARRA Value
4/28/00                 10,000                             10,000                             10,000
06/00                    9,970                              9,632                              9,630
09/00                   10,000                             10,398                             10,480
12/00                    9,979                             10,771                             10,646
03/01                    9,215                             10,140                              9,951
06/01                    9,486                             10,630                             10,385
09/01                    8,401                              9,467                              8,707
12/01                    9,105                             10,165                              9,400
03/02                    9,388                             10,584                              9,541
06/02                    8,357                              9,681                              8,524
09/02                    6,973                              7,864                              6,779
12/02                    7,506                              8,588                              7,450




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       ONE           SINCE
                                      YEAR         INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                     -17.57%       -10.15%
--------------------------------------------------------------------------------
Russell 1000 Value                    -15.51%       -10.45%
--------------------------------------------------------------------------------
S&P 500/BARRA Value                   -20.74%        -5.55%
--------------------------------------------------------------------------------
Inception date                        4/28/00
--------------------------------------------------------------------------------


    Value Equity Fund (ending value $7,506)
    Russell 1000 Value (ending value $8,588)
    S&P 500/BARRA Value (ending value $7,450)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                    3.68%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.49%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      2.97%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.21%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.18%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     2.12%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     2.08%
--------------------------------------------------------------------------------
  Bank of America Corp.                                2.00%
--------------------------------------------------------------------------------
  Wells Fargo & Co.                                    1.90%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 1.83%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $24,807 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]




Financial                             22.1%
Healthcare                            12.9%
Industrials                           12.6%
Energy                                10.4%
Information Technology                10.2%
Consumer Discretionary                 8.6%
Consumer Staples                       7.8%
Materials                              4.7%
Short Term                             3.7%
Telecommunication Services             3.5%
Utilities                              3.5%




  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 97.0%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.7%

AOL Time Warner Inc.                   9,421  $     123,415(a)
Comcast Corp. (Class A)                4,689        105,925(a)
Comcast Corp. (Class A)                2,620         61,753(a)
Costco Wholesale Corp.                 2,629         73,770(a)
Delphi Corp.                           4,143         33,351
Federated Department Stores            1,225         35,231(a)
Gannett Co. Inc.                       1,477        106,049
Home Depot Inc.                        6,003        143,832
Liberty Media Corp. (Series A)        12,277        109,756(a)
Lowe's Cos. Inc.                       4,163        156,113
McDonald's Corp.                       1,774         28,526
Omnicom Group                          2,191        141,539
Target Corp.                          14,636        439,080
Viacom Inc. (Class B)                  2,654        108,177(a)
Wal-Mart Stores Inc.                   7,537        380,694
Walt Disney Co.                        5,987         97,648
                                                  2,144,859

CONSUMER STAPLES -- 7.9%

Anheuser-Busch Cos. Inc.               4,382        212,089
Avon Products Inc.                     3,944        212,463
Colgate-Palmolive Co.                  1,665         87,296
Conagra Foods Inc.                     3,286         82,183
General Mills Inc.                     2,804        131,648
Kimberly-Clark Corp.                   5,258        249,597
PepsiCo. Inc.                          8,326        351,524
Philip Morris Cos. Inc.                2,629        106,553
Procter & Gamble Co.                   2,761        237,280
Sara Lee Corp.                         7,230        162,747
Sysco Corp.                            3,681        109,657
                                                  1,943,037

ENERGY -- 10.5%

Baker Hughes Inc.                      5,696        183,354
BP PLC. ADR                            5,258        213,738
Burlington Resources Inc.              5,434        231,760
ChevronTexaco Corp.                    2,191        145,658
ConocoPhillips                         6,573        318,067
EnCana Corp.                           8,501        264,381
EOG Resources Inc.                     1,566         62,515
Exxon Mobil Corp.                     26,160        914,030
GlobalSantaFe Corp.                    2,028         49,321
Nabors Industries Ltd.                 4,426        156,105(a)
Petro-Canada                           1,267         39,391
                                                  2,578,320

FINANCIAL -- 22.2%

American Express Co.                   7,646        270,286
American International Group           7,036        407,033
Bank of America Corp.                  7,143        496,939

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Blackrock Inc./New York
   (Class A)                           2,853   $    112,408(a)
Chubb Corp.                              489         25,526
Citigroup Inc.                        24,595        865,498
Federal Home Loan
   Mortgage Corp.                      3,725        219,961
Federal National Mortgage Assoc.       8,010        515,283
Fifth Third Bancorp                    1,227         71,841
FleetBoston Financial Corp.            5,258        127,769
Hartford Financial Services
   Group Inc.                          8,369        380,204
JP Morgan Chase & Co.                  2,848         68,352
Lehman Brothers Holdings Inc.          1,098         58,512
Lincoln National Corp.                 3,725        117,636
Marsh & McLennan Cos. Inc.             5,127        236,919
Mellon Financial Corp.                 3,067         80,079
Morgan Stanley                         3,768        150,419
Prudential Financial Inc.              2,191         69,542
St. Paul. Cos.                         2,410         82,061
The Allstate Corp.                     6,485        239,880
US Bancorp                             7,449        158,068
Wachovia Corp.                         6,003        218,749
Waddell & Reed Financial Inc.
   (Class A)                           1,468         28,876
Wells Fargo & Co.                     10,078        472,356
                                                  5,474,197

HEALTHCARE -- 13.0%

Abbott Laboratories                    3,374        134,960
AmerisourceBergen Corp.                  739         40,135
Baxter International Inc.              2,454         68,712
Biogen Inc.                            1,014         40,621(a)
Bristol-Myers Squibb Co.               2,113         48,916
Cardinal Health Inc.                   7,668        453,869
Eli Lilly & Co.                        1,139         72,327
Guidant Corp.                            816         25,174(a)
HCA Inc.                                 845         35,068
Johnson & Johnson                     10,210        548,379
Medtronic Inc.                         1,184         53,990
Merck & Co. Inc.                       9,290        525,907
Pfizer Inc.                           17,703        541,181
Pharmacia Corp.                        8,764        366,335
Tenet Healthcare Corp.                 2,366         38,802(a)
UnitedHealth Group Inc.                  833         69,556
Wyeth                                  3,944        147,506
                                                  3,211,438

INDUSTRIALS -- 12.7%

Automatic Data Processing                676         26,533
Burlington Northern
   Santa Fe Corp.                      6,135        159,571
Canadian Pacific Railway Ltd.          2,258         44,483
Caterpillar Inc.                       1,014         46,360
Certegy Inc.                           2,704         66,383(a)
Danaher Corp.                            489         32,127
Deere & Co.                              591         27,097
Dover Corp.                            1,479         43,128
Eaton Corp.                            1,271         99,278
Emerson Electric Co.                   6,378        324,321

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

First Data Corp.                      12,795   $    453,071
General Dynamics Corp.                 4,645        368,674
Honeywell International Inc.           2,535         60,840
Lockheed Martin Corp.                  2,585        149,284
Northrop Grumman Corp.                 2,021        196,002
Pitney Bowes Inc.                      2,814         91,905
Raytheon Co.                           2,848         87,576
Rockwell Collins Inc.                    887         20,632
The Boeing Co.                         1,352         44,602
3M Co.                                 2,211        272,616
Union Pacific Corp.                    1,071         64,121
United Technologies Corp.              7,209        446,525
                                                  3,125,129

INFORMATION TECHNOLOGY -- 10.3%

Analog Devices Inc.                    6,880        164,226(a)
Applied Materials Inc.                 8,457        110,195(a)
Axcelis Technologies Inc.              5,703         31,988(a)
BMC Software Inc.                      2,746         46,984(a)
Cisco Systems Inc.                     5,696         74,618(a)
Dell Computer Corp.                    7,362        196,860(a)
Electronic Data Systems Corp.          2,535         46,720
EMC Corp./Massachusetts                8,872         54,474(a)
Hewlett-Packard Co.                    4,163         72,270
Intel Corp.                           16,125        251,066
International Business
   Machines Corp.                      5,434        421,135
Intuit Inc.                            1,056         49,548(a)
Microsoft Corp.                       14,241        736,260(a)
Molex Inc. (Class A)                   2,281         45,369
Oracle Corp.                          11,831        127,775(a)
Texas Instruments Inc.                 3,380         50,734
Unisys Corp.                           5,915         58,559(a)
                                                  2,538,781

MATERIALS -- 4.8%

Alcoa Inc.                             5,039        114,788
Barrick Gold Corp.                     9,991        153,961(l)
Bowater Inc.                           1,928         80,880
Du Pont EI de Nemours & Co.            3,725        157,940
Newmont Mining Corp.                   2,112         61,311(l)
Praxair Inc.                           1,315         75,968
Rayonier Inc.                          1,394         63,079
Rohm & Haas Co.                        3,988        129,530
Weyerhaeuser Co.                       6,792        334,234
                                                  1,171,691

TELECOMMUNICATION SERVICES -- 3.5%

AT&T Corp.                             7,230        188,775
SBC Communications Inc.                9,553        258,982
Verizon Communications Inc.           10,736        416,020
                                                    863,777


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


UTILITIES -- 3.4%

Dominion Resources Inc./VA             5,083   $    279,057
Duke Energy Corp.                      8,764        171,249
Entergy Corp.                          3,286        149,809
Exelon Corp.                           2,629        138,732
FirstEnergy Corp.                      1,900         62,643
TXU Corp.                              1,690         31,563
                                                    833,053

TOTAL INVESTMENTS IN SECURITIES
   (COST $27,086,238)                            23,884,282

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund       803,818        803,818(j)
State Street Navigator Securities
   Lending Prime Portfolio           118,882        118,882(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $922,700)                                  922,700


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.7)%                                      (183,603)
                                                -----------


NET ASSETS-- 100%                               $24,623,379
                                                ===========



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTHS ENDED DECEMBER 31, 2002?

A. The GE Investments Mid-Cap Value Equity Fund declined 13.76% for the twelve-month period ended December 31, 2002, while the Russell Mid-Cap Value Index declined 9.63% for the same period. The Fund's Lipper peer group of 219 Mid-Cap Value Funds lost an average of 12.18% during the year.

Q.  WHY DID THE FUND UNDERPERFORM ITS
    BENCHMARK FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 2002?

A. Our underweight position in the financial sector contributed to the Fund's underperformance. Specifically, we continue to be concerned about the resilience of the regional banks and Real Estate Investment Trusts (REITs). In both industries the fundamentals are deteriorating, yet the valuations reflect a positive outlook. Furthermore, declining equity markets helped to depress stock values of asset manager Waddell and Reed and insurers Nationwide Financial and Hartford Financial. In addition, as prices declined, we added to our holdings in the technology sector and our resulting overweight position hurt the Fund's performance as reduced demand and overcapacity continued to have a negative impact on this sector. Also contributing to the underperformance was disappointing individual stock performance in the consumer discretionary and healthcare areas.

    On the positive side, our large overweight positions in the industrial and energy areas together with solid stock selection in each sector benefited the Fund. In the industrial sector, ITT Industries, Jacobs Engineering and Textron performed well as expected in the early stages of an economic recovery. United Defense Industries was strong due to the increasing emphasis on defense spending. The energy sector performed well during the period thanks in large part to strong commodity prices and fears of supply disruptions due to a possible war in the Middle East. Holdings such as Devon Energy and Ensco International exhibited strong performance during the period. In addition, our large underweight position in the underperforming utility area had a positive impact on the Fund.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects, strong market share and superior long-term fundamentals that have attractive valuations. Stocks being considered for the Fund must be priced reasonably based on a company's earnings outlook in comparison to the market as well as to its relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past twelve months, we have repositioned the Fund in several areas. We have reduced our cash position, putting assets to work in the technology and utility sectors. The technology sector had been underweight and the Fund has been selectively adding stocks in this area as valuations become more attractive. Meanwhile, balance sheet concerns in the utility sector have provided a buying opportunity and we continue to add to our holdings in this area, primarily focusing on the more regulated utility firms. Lastly, to capture the extraordinary yields available in Real Estate Investment Trusts, we added four REITS to the Fund.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will have a subdued recovery in 2003. However, economically-sensitive stocks in the consumer discretionary sector continue to trade at valuation levels that reflect a stronger recovery than we expect. As a result, we are currently underweight this sector. However, we look for better buying opportunities among these stocks in order to position the Fund for the expected recovery. We remain overweight in the healthcare area, due to positive demographic trends and reasonable valuations, but will likely use this sector as a source of cash to reduce our underweight in the consumer discretionary sector. We expect to remain underweight in financial stocks as we believe that credit could deteriorate further and the stocks fully reflect the benefit of the Federal Reserve interest rate cuts of the past two years. We are overweight the energy and industrials sectors, as we believe these stocks will benefit from an improved economy in 2003.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


              Mid-Cap Value Equity Fund            S&P 400 MidCap Value                Russel MidCap Value
5/1/97                  10,000                             10,000                             10,000
06/97                   11,450                             10,930                             10,983
12/97                   13,256                             13,149                             12,877
06/98                   14,975                             13,855                             13,798
12/98                   14,142                             13,777                             13,525
06/99                   17,393                             14,570                             14,574
12/99                   16,583                             14,099                             13,515
06/00                   15,869                             14,592                             13,402
12/00                   17,958                             18,031                             16,093
06/01                   18,343                             19,389                             16,626
12/01                   18,016                             19,319                             16,472
06/02                   18,005                             19,988                             16,944
12/02                   15,536                             17,363                             14,886




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                   ONE        FIVE       SINCE
                                  YEAR        YEAR     INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund       -13.76%       3.23%      8.08%
--------------------------------------------------------------------------------
S&P 400 MidCap Value            -10.13%       5.72%     10.23%
--------------------------------------------------------------------------------
Russell MidCap Value             -9.63%       2.94%      7.27%
--------------------------------------------------------------------------------
Lipper peer group average*      -12.18%       2.86%       N/A
--------------------------------------------------------------------------------
Inception date                  5/1/97
--------------------------------------------------------------------------------


    Mid-Cap Value Equity Fund (ending value $15,536)
    S&P 400 MidCap Value (ending value $17,363)
    Russell MidCap Value (ending value $14,886)



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Republic Services Inc.                               2.83%
--------------------------------------------------------------------------------
  Viad Corp.                                           2.39%
--------------------------------------------------------------------------------
  Caremark Rx Inc.                                     2.23%
--------------------------------------------------------------------------------
  Old Republic International Corp.                     2.20%
--------------------------------------------------------------------------------
  Banknorth Group Inc.                                 2.19%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.               1.99%
--------------------------------------------------------------------------------
  Federated Department Stores                          1.98%
--------------------------------------------------------------------------------
  Devon Energy Corp.                                   1.96%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                                 1.96%
--------------------------------------------------------------------------------
  AmerisourceBergen Corp.                              1.90%
--------------------------------------------------------------------------------





PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $177,413 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]


Financials                            23.5%
Industrials                           15.9%
Information Technology                 9.7%
Utilities                              9.1%
Energy                                 8.5%
Materials                              8.4%
Healthcare                             7.1%
Short Term                             6.7%
Consumer Discretionary                 5.8%
Consumer Staples                       4.6%
Telecommunication Services             0.7%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MID-CAP VALUE PEER GROUP CONSISTING OF 219 AND 97 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                            MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 97.1%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 6.1%

Delphi Corp.                         147,231   $  1,185,210
Federated Department Stores          122,225      3,515,191(a)
Hispanic Broadcasting Corp.           18,404        378,202(a)
Interpublic Group Cos. Inc.           73,615      1,036,499
Lear Corp.                            39,016      1,298,452(a)
Marriott International Inc.
   (Class A)                          13,251        435,560
Neiman-Marcus Group Inc.
   (Class A)                          50,813      1,544,207(a)
New York Times Co. (Class A)          11,043        504,996
Regal Entertainment Group
   (Class A)                          18,684        400,211(l)
                                                 10,298,528

CONSUMER - STAPLES -- 4.8%

Kroger Co.                           170,640      2,636,388(a)
RJ Reynolds Tobacco
   Holdings Inc.                      53,923      2,270,698
Tyson Foods Inc. (Class A)           294,019      3,298,893
                                                  8,205,979

ENERGY -- 8.9%

ConocoPhillips                        66,716      3,228,387
Devon Energy Corp.                    75,824      3,480,322
ENSCO International Inc.              78,400      2,308,880
Murphy Oil Corp.                      11,042        473,150
Nabors Industries Ltd.                23,051        813,009(a)
Ocean Energy Inc.                     19,463        388,676
Premcor Inc.                          18,404        409,121(a,l)
Valero Energy Corp.                   55,211      2,039,494
Weatherford International Ltd.        50,058      1,998,816(a)
                                                 15,139,855

FINANCIAL -- 24.5%

AG Edwards Inc.                       40,488      1,334,484
Astoria Financial Corp.               36,808        999,337
Banknorth Group Inc.                 171,621      3,878,635
Boston Properties Inc.                18,404        678,371
Equity Residential                    55,212      1,357,111
Everest Re Group Ltd.                 36,808      2,035,482
Hartford Financial Services
   Group Inc.                         77,779      3,533,500
Legg Mason Inc.                       18,404        893,330
M&T Bank Corp.                        26,666      2,115,947
MBIA Inc.                             64,414      2,825,198
National Commerce
   Financial Corp.                    82,817      1,975,185

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Nationwide Financial
   Services (Class A)                 91,002   $  2,607,207
Old Republic International Corp.     139,301      3,900,428
Platinum Underwriters
   Holdings Ltd                       19,326        509,240(a)
Plum Creek Timber Co.
   Inc. (REIT)                        46,010      1,085,836
Public Storage Inc.                   18,404        594,633
SouthTrust Corp.                      75,447      1,874,858
Torchmark Corp.                       90,125      3,292,266
Vornado Realty Trust                  25,360        943,392
Waddell & Reed Financial Inc.
   (Class A)                         113,736      2,237,187
Zions Bancorporation                  75,824      2,983,599
                                                 41,655,226

HEALTHCARE -- 7.4%

AmerisourceBergen Corp.               62,183      3,377,159
Caremark Rx Inc.                     243,617      3,958,776(a)
Manor Care Inc.                      129,028      2,401,211(a)
Millennium Pharmaceuticals Inc.       67,161        533,258(a)
Tenet Healthcare Corp.                71,126      1,166,466(a)
Watson Pharmaceuticals Inc.           41,976      1,186,662(a)
                                                 12,623,532

INDUSTRIALS -- 16.5%

Burlington Northern
   Santa Fe Corp.                    128,827      3,350,790
Dover Corp.                           79,014      2,304,048
Integrated Defense
   Technologies Inc.                  67,162        973,849(a)
Jacobs Engineering Group Inc.         75,824      2,699,334(a)
Mettler Toledo International Inc.     77,533      2,485,708(a)
Pitney Bowes Inc.                     36,809      1,202,182
Precision Castparts Corp.             18,404        446,297
Republic Services Inc.               239,250      5,019,465(a)
Textron Inc.                          70,372      3,025,292
United Defense Industries Inc.       101,221      2,358,449(a)
Viad Corp.                           189,559      4,236,644
                                                 28,102,058

INFORMATION TECHNOLOGY -- 10.1%

Advanced Fibre Communication         103,969      1,734,203(a)
Arrow Electronics Inc.                69,270        885,963(a)
Avnet Inc.                            32,909        356,404
Computer Sciences Corp.               53,949      1,858,543(a)
Intersil Corp. (Class A)              18,404        256,552(a,l)
Molex Inc. (Class A)                 174,847      3,477,707
Sanmina-SCI Corp.                          0**            1(a)
Storage Technology Corp.              53,416      1,144,171(a)
Thermo Electron Corp.                164,201      3,303,724(a)
3Com Corp.                           146,494        678,267(a)
Unisys Corp.                         303,479      3,004,442(a)
Vishay Intertechnology Inc.           50,348        562,891(a)
                                                 17,262,868

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

MATERIALS -- 8.7%

Arch Coal Inc.                        18,404  $     397,342(l)
Bowater Inc.                          71,028      2,979,625
Cabot Corp.                           61,983      1,645,029
Lubrizol Corp.                        27,606        841,983
Martin Marietta Materials Inc.        46,856      1,436,605
Newmont Mining Corp.                  18,404        534,268
Peabody Energy Corp.                  18,404        537,949
PPG Industries Inc.                   27,606      1,384,441
Praxair Inc.                          37,912      2,190,176
Rohm & Haas Co.                       44,446      1,443,606
Sealed Air Corp.                      39,773      1,483,533(a,l)
                                                 14,874,557

TELECOMMUNICATION SERVICES -- 0.7%

Telephone & Data Systems Inc.         26,575      1,249,557

UTILITIES -- 9.4%

Allete Inc.                           82,818      1,878,312
DTE Energy Co.                        36,808      1,707,891
Entergy Corp.                         46,010      2,097,596
FirstEnergy Corp.                     49,982      1,647,907
OGE Energy Corp.                     147,229      2,591,230(l)
Pepco Holdings Inc.                  110,423      2,141,102
Public Service Enterprise
   Group Inc.                         12,909        414,379
SCANA Corp.                           80,350      2,487,636
TECO Energy Inc.                      71,786      1,110,534(l)
                                                 16,076,587

TOTAL INVESTMENTS IN SECURITIES
   (COST $186,227,938)                          165,488,747




--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 7.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     6,029,969$     6,029,969(j)
State Street Navigator Securities
   Lending Prime Portfolio         5,894,279      5,894,279(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $11,924,248)                            11,924,248


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.1)%                                    (6,990,635)
                                               ------------


NET ASSETS-- 100%                              $170,422,360
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Mid-Cap Value Equity Fund had the following short futures contracts open at December 31, 2002:

                                   NUMBER        CURRENT
                  EXPIRATION         OF          NOTIONAL       UNREALIZED
DESCRIPTION          DATE         CONTRACTS       VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400    March 2003          9        $(1,934,550)        $6,325


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS SMALL CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. For the twelve months ended December 31, 2002, The GE Investments Small Cap Value Equity Fund declined 13.86%, while the Russell 2000 Index lost 20.41%. The Fund's Lipper peer group of 74 Small-Cap Core annuity funds lost an average of 18.88% over the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Three years of negative market performance tended to overshadow the longer-term impact of improved economic conditions. The U.S. has continued to benefit from a remarkably high level of productivity growth despite the slowdown in output growth. Productivity strength has helped to sustain real wage growth of 3-4% per year in the face of rising unemployment. The resilience of real wage growth has been as important in sustaining consumer spending as the mortgage re-financing boom, which has commonly been credited for keeping the U.S. economy moving in a positive direction. The resilience of the economy, despite the many shocks we have sustained, is strong grounds for optimism about its long-term performance.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND IMPACTED PERFORMANCE?

A. We continued to emphasize investments in companies with earnings visibility and the ability to produce free cash flow. We feel the economic recovery is under way but may require more time before we see strong leadership emerge among the market sectors. We look for the market to continue with several false starts before we see the next major sustained up trend.

Q.  WHICH STOCKS/SECTORS CONTRIBUTED POSITIVELY TO PERFORMANCE THIS YEAR?

A. This year's top contributors were Big Lots (+27.2%), Immucor (+153.6%), and Centene Corp (+53.0%). The common theme among the Fund's holdings remains: catalyst for profitability, cash flow and cash earnings. Our focus continues to be on companies with attractive valuation parameters that are more insulated from the current economic weakness.

Q.  WHY DID THE FUND OUT PERFORM ITS BENCHMARK LAST YEAR?

A. The Fund out performed the benchmark primarily due to strong relative results from investments in the health care and technology sectors. The Fund maintained a lower-than-average position in technology stocks, and since that was one of the weaker performers, it helped our relative results. Most of our holdings in this sector were in companies built around defense or government related businesses.

Q.  WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND?

A. The most significant changes in sector allocation were a reduction in the consumer discretionary sector and an increase in the financial services and technology sectors. Though consumer spending has remained strong overall, the companies whose stock prices benefited the most were driven more by momentum investors rather than strong underlying company fundamentals. Our exposure to financial services stocks increased by approximately 6%, an indication of the outstanding opportunities we found in small banks and consumer finance companies. Our exposure to technology stocks increased approximately 3% as we have found some software & service companies with compelling valuations.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. During the year, the Fund's performance was hampered by lower relative allocation to financial services. Lower relative returns in the consumer discretionary and consumer staples sectors also hindered results. The Fund benefited from a lower relative allocation to technology, as well as strong results in the health care sector.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND?

A. We believe small cap stocks are relatively inexpensive based on earnings expectations. We remain quite energized about the long-term potential for small caps. We look forward to finding great growth companies that we can buy at a value investor's price.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


             Small-Cap Value Equity Fund               Russell 2000
4/28/00                 10,000                             10,000
06/00                    9,890                             10,241
09/00                   10,300                             10,362
12/00                   11,326                              9,650
03/01                   10,663                              9,021
06/01                   12,029                             10,312
09/01                   10,934                              8,171
12/01                   12,455                              9,896
03/02                   12,797                             10,295
06/02                   12,466                              9,433
09/02                   10,568                              7,419
12/02                   10,730                              7,876




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        ONE           SINCE
                                        YEAR        INCEPTION
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund           -13.86%         2.66%
--------------------------------------------------------------------------------
Russell 2000                          -20.41%        -8.56%
--------------------------------------------------------------------------------
Lipper peer group average*            -18.88%          N/A
--------------------------------------------------------------------------------
Inception date                        4/28/00
--------------------------------------------------------------------------------


       Small-Cap Value Equity Fund (ending value $10,730)
       Russell 2000 (ending value $7,876)



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Cooper Cos. Inc.                                     3.12%
--------------------------------------------------------------------------------
  Genesee & Wyoming Inc. (Class A)                     2.78%
--------------------------------------------------------------------------------
  DRS Technologies Inc.                                2.40%
--------------------------------------------------------------------------------
  Gibraltar Steel Corp.                                2.35%
--------------------------------------------------------------------------------
  Centene Corp.                                        2.03%
--------------------------------------------------------------------------------
  Smithfield Foods Inc.                                1.92%
--------------------------------------------------------------------------------
  Providian Financial Corp.                            1.89%
--------------------------------------------------------------------------------
  Covance Inc.                                         1.89%
--------------------------------------------------------------------------------
  Pricesmart Inc.                                      1.85%
--------------------------------------------------------------------------------
  Federal Realty Invs Trust                            1.85%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $56,195 (in thousands)



[Pie Chart Omitted--Plot Points as Follows:]




Consumer Discretionary                       20.4%
Financial Services                           17.0%
Technology                                   12.2%
Healthcare                                   12.0%
Short-Term Investments                       10.6%
Autos & Transportation                        7.9%
Materials and Processing                      7.0%
Real Estate Investment Trusts                 3.2%
Consumer Staples                              2.8%
Energy                                        2.1%
Producer Durables                             1.7%
Broadcast/Cable                               1.0%
Corporate Notes                               0.9%
Utilities                                     0.8%
Preferred Stock                               0.4%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE SMALL CAP CORE PEER GROUP CONSISTING OF 74 AND 63 ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

               SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 94.5%
--------------------------------------------------------------------------------


AUTO & TRANSPORTATION -- 8.5%

Genesee & Wyoming Inc.
   (Class A)                          76,800   $  1,562,880(a)
JB Hunt Transport Services Inc.       34,600      1,013,780(a)
Kansas City Southern                  32,500        390,000(a)
Old Dominion Freight Line             32,800        929,880(a)
UTI Worldwide Inc.                    21,100        553,875
                                                  4,450,415

BROADCAST/CABLE -- 1.1%

Regent Communications Inc.            98,700        583,317(a)

CONSUMER - DISCRETIONARY -- 21.9%

Advanced Marketing Services           17,100        251,370
Alliance Gaming Corp.                 31,500        536,445(a)
Ameristar Casinos Inc.                28,300        399,030(a,l)
Big Lots Inc.                         33,400        441,882(a)
Boyds Collection Ltd.                 94,000        625,100(a,l)
Cole National Corp. (Class A)         14,600        166,440(a)
Daisytek International Corp.          72,900        578,097(a)
Fairmont Hotels & Resorts Inc.        24,400        574,620
FTI Consulting Inc.                   13,000        521,950(a,l)
Furniture Brands
   International Inc.                 20,700        493,695(a)
Insurance Auto Auctions Inc.          24,600        408,114(a)
John Wiley & Sons (Class A)           27,600        662,676
Journal Register Co.                  28,700        510,286(a)
Moore Corp. Ltd.                      74,100        674,310(a)
Natures Sunshine Prods Inc.           66,900        649,599
Pricesmart Inc.                       44,800      1,040,704(a)
Ryan's Family STK Houses Inc.         45,950        521,533(a)
School Specialty Inc.                 37,300        745,254(a,l)
Sports Authority Inc.                 37,600        263,200(a)
Talbots Inc.                          17,000        468,010
Valassis Communications Inc.          13,200        388,476(a)
Volt Information Sciences Inc.        31,000        530,100(a)
                                                 11,450,891

CONSUMER - STAPLES -- 3.0%

Schweitzer-Mauduit
   International Inc.                 19,500        477,750
Smithfield Foods Inc.                 54,300      1,077,312(a,l)
                                                  1,555,062

ENERGY -- 2.2%

CARBO Ceramics Inc.                    9,900        333,630
Chesapeake Energy Corp.               74,300        575,082
Westport Resources Corp.              12,900        268,320(a)
                                                  1,177,032

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


FINANCIAL SERVICES -- 18.2%

Clark/Bardes Inc.                     20,800  $     400,400(a)
F&M Bancorp/Frederick MD              14,400        460,800
Federal Realty Invs Trust             36,900      1,037,628
Global Payments Inc.                  19,100        611,391
iStar Financial Inc.                  33,000        925,650
Kronos Inc./MA                        23,000        850,770(a)
Provident Financial Group Inc.         8,500        221,255(l)
Providian Financial Corp.            163,900      1,063,711(a)
Raymond James Financial Inc.          25,100        742,458
Sterling Bancorp/NY                   21,220        558,510
Sterling Bancshares Inc./TX           54,800        669,656
The Mills Corp.                       11,500        337,410
United National Bancorp NJ            10,300        237,415
Walter Industries Inc.                44,800        485,184
WFS Financial Inc.                    18,400        384,761(a)
Yardville National Bancorp            31,400        541,336
                                                  9,528,335

HEALTHCARE -- 12.9%

American Medical Security
   Group Inc.                         37,400        522,852(a)
Beckman Coulter Inc.                  33,000        974,160
Centene Corp.                         34,000      1,142,060(a)
Cooper Cos. Inc.                      70,100      1,753,902(l)
Covance Inc.                          43,200      1,062,288(a)
Enzon Pharmaceuticals Inc.            25,700        429,704(a)
HealthTronics Surgical
   Services Inc.                      14,600        116,961(a)
Kensey Nash Corp.                     31,800        580,986(a)
MIM Corp.                             32,800        190,240(a,l)
                                                  6,773,153

MATERIALS AND PROCESSING -- 7.5%

Armor Holdings Inc.                   34,200        470,934(a)
EMCOR Group Inc.                      15,500        821,655(a)
Gibraltar Steel Corp.                 69,500      1,323,280
Lennox International Inc.             32,600        409,130
Lubrizol Corp.                        18,100        552,050
Paxar Corp.                           22,900        337,775(a)
                                                  3,914,824

PRODUCER DURABLES -- 1.8%

Heico Corp.                           10,700        113,527
Tier Technologies Inc. (Class B)      52,500        840,000(a)
                                                    953,527

REAL ESTATE INVESTMENT TRUSTS -- 3.4%

CarrAmerica Realty Corp.              24,500        613,725
Chelsea Property Group Inc.           15,000        499,650
Getty Realty Corp.                    29,400        557,130
Sizeler Property Investors            11,700        108,693
                                                  1,779,198

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

TECHNOLOGY -- 13.1%

Clarus Corp.                          97,500   $    547,950(a,l)
Computer Programs & Systems Inc.      27,900        690,804(a)
DocuCorp International Inc.           41,100        272,123(a)
DRS Technologies Inc.                 43,000      1,347,190(a)
EDO Corp.                             23,100        480,018
Inforte Corp.                         53,000        410,750(a)
Intergraph Corp.                      33,300        591,408(a)
Microtune Inc.                        62,800        196,564(a)
Park Electrochemical Corp.            12,700        243,840
ProQuest Co.                          20,700        405,720(a)
Raindance Communications Inc.         48,400        156,332(a)
Titan Corp.                           40,400        420,160(a)
Tyler Technologies Inc.               57,500        239,775(a)
Vishay Intertechnology Inc.           20,700        231,426(a)
Zomax Inc./MN                        140,800        598,400(a)
                                                  6,832,460

UTILITIES -- 0.9%

Philadelphia Suburban Corp.           23,000        473,800

TOTAL COMMON STOCK
   (COST $51,322,759)                            49,472,014



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 1.0%
--------------------------------------------------------------------------------


CONSUMER-DISCRETIONARY -- 1.0%

Venator Group Inc. Conv
   Sub Notes (Regd.)
   5.50%    06/01/08                $505,000        510,681

TOTAL CORPORATE NOTES
   (COST $483,783)                                  510,681


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------


FINANCIAL SERVICES -- 0.4%

Provident Financial Group Inc.
   9.00%                               8,900        234,069

TOTAL PREFERRED STOCK
   (COST $243,253)                                  234,069


TOTAL INVESTMENTS IN SECURITIES
   (COST $52,049,387)                            50,216,764



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 11.4%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     2,792,005   $  2,792,005(j)
State Street Navigator Securities
   Lending Prime Portfolio         3,185,040      3,185,040(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,977,045)                              5,977,045


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (7.3)%                                    (3,834,897)
                                                -----------


NET ASSETS-- 100%                               $52,358,912
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Small-Cap Value Equity Fund had the following option contracts open at December 31, 2002:

                        EXPIRATION
                        DATE/STRIKE  NUMBER OF
CALL OPTIONS               PRICE      CONTRACTS       VALUE
--------------------------------------------------------------------------------

 Kronos Inc.
  (Written Option
  Premium $16,449)     Jan 03/45.00     (70)        $(2,800)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTHS ENDED DECEMBER 31, 2002?

A. The GE Investments International Equity Fund under-performed the MSCI EAFE index during the twelve-months ending December 31, 2002, falling 23.83% versus a decline in the benchmark of 15.94%. Our Lipper peer group of 1,389 International funds lost an average of 18.63% of the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS
    BENCHMARK FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 2002?

A. Financial stocks (the Fund held an overweight position in the struggling insurance sector and a reduced position in solid-performing banks) were a drag on performance. Industrial stocks were also weak within the portfolio as well as consumer staples issues. Solid stock selection in technology (specifically technology hardware companies) and energy (buoyed by high oil prices) were positive contributors to our performance. Materials holdings (most notably mining stocks) also performed well. Weakness in the global economy persisted during the year but the climate was also affected by concerns over the quality of corporate governance and rising tensions in several parts of the world. In addition to the subduing effect of impending war, poor economic performance in Continental Europe, where the Fund had an overweight position and a surprisingly robust performance in Japan where our stance was more cautious negatively affected the result. Europe was dragged down by Germany, where unemployment reached 10% at year-end and confidence was at multi-year lows. Japan, seemingly as far from true economic reform as ever, benefited from substantial artificial stimulus provided by its Central Bank and Ministry of Finance.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. In the unforgiving environment of 2002, three stocks eliminated from the portfolio due to failures of management or process nonetheless affected performance. Vivendi Universal (France - media) was eliminated on spiraling debt, a CEO who lost the confidence of shareholders, and risks of a cash crunch. Ahold (Netherlands - food retail) failed dismally to clarify a Latin American problem that seriously impacted the company's results. Elan Pharmaceuticals (Ireland) was discovered to have booked proceeds from sales of businesses as product revenues, on which valuation forecasts were based. These are serious flaws in any market environment, but in 2002, these faults were punished severely by the market.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Several 2002 issues persist, including global economic weakness and the threat of war. We believe that risks to a recovery lie in global tensions, high oil prices, an increasingly stretched consumer and over-inflated real estate prices. However, positives may come from a weak Dollar, a quick conclusion to the Iraqi problem, and Central Banks and governments around the world prepared to use monetary and fiscal policy to help the global economy recover. The portfolio is positioned for a "muddle-through" economy with an increasing focus on Asia, where much of the near future's growth may exist.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


              International Equity Fund                  MSCI EAFE
5/1/95                  10,000                             10,000
12/95                   10,670                             10,522
12/96                   11,728                             11,158
12/97                   12,921                             11,356
12/98                   15,176                             13,626
12/99                   19,778                             17,300
12/00                   17,262                             14,849
12/01                   13,662                             11,640
12/02                   10,406                              9,784




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                   ONE        FIVE       SINCE
                                   YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
International Equity Fund        -23.83%     -4.24%      0.52%
--------------------------------------------------------------------------------
MSCI EAFE                        -15.94%     -2.93%     -0.28%
--------------------------------------------------------------------------------
Lipper peer group average*       -18.63%     -3.43%       N/A
--------------------------------------------------------------------------------
Inception date                   5/1/95
--------------------------------------------------------------------------------


    International Equity Fund (ending value $10,406)
    MSCI EAFE (ending value $9,784)



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Total Fina Elf S.A. (Series B)                       3.11%
--------------------------------------------------------------------------------
  Vodafone Group PLC.                                  2.88%
--------------------------------------------------------------------------------
  Carrefour S.A.                                       2.30%
--------------------------------------------------------------------------------
  ENI-Ente Nazionale Idrocarburi S.p.A.                2.29%
--------------------------------------------------------------------------------
  BHP Billiton PLC.                                    2.19%
--------------------------------------------------------------------------------
  Lagardere S.C.A. (Regd.)                             2.18%
--------------------------------------------------------------------------------
  Nestle S.A. (Regd.)                                  1.94%
--------------------------------------------------------------------------------
  Novartis AG (Regd.)                                  1.90%
--------------------------------------------------------------------------------
  BNP Paribas                                          1.83%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. Ltd.          1.68%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $31,712 (in thousands)

[Pie Chart Omitted--Plot Points as Follows:]

Europe                        71.9%
Japan                         12.6%
Other Regions                 11.0%
Short Term                     3.9%
Pacific Rim                    0.6%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 1,389 AND 763 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 94.1%
--------------------------------------------------------------------------------


BRAZIL -- 0.9%

Empresa Brasileira de
   Aeronautica S.A. ADR               16,788    $   266,929
Petroleo Brasileiro S.A. -
   Petrobras ADR                       1,226         18,316
                                                    285,245

CANADA -- 2.2%

Canadian Pacific Railway Ltd.          9,214        181,679
Petro-Canada                          16,611        514,270
                                                    695,949

CHINA -- 1.2%

China Petroleum &
   Chemical Corp.                  2,216,000        372,253

FINLAND -- 2.3%

Sampo Oyj (Series A)                  43,002        327,166
Stora Enso Oyj (Series R)             37,852        399,205
                                                    726,371

FRANCE -- 16.3%

Accor S.A.                            10,984        332,658
Arcelor                               17,967        220,976(a)
Aventis S.A.                           6,489        352,735
AXA                                   19,138        256,867
BNP Paribas                           14,280        581,885
Carrefour S.A.                        16,399        730,183
Lagardere S.C.A. (Regd.)              16,986        690,010
Michelin (C.G.D.E.) (Regd.)           11,533        397,696
Suez S.A.                             15,444        268,063
Total Fina Elf S.A. (Series B)         6,905        986,196
Vivendi Environnement                 14,517        338,503
                                                  5,155,772

GERMANY -- 5.6%

Altana AG                              5,566        254,082
Bayerische Motoren Werke AG            8,600        260,999
Deutsche Bank AG (Regd.)               6,793        312,945
E.ON AG                                8,861        357,536
Muenchener Rueckversicherungs
   AG (Regd.)                          2,039        243,929
Schering AG                            7,500        326,232
                                                  1,755,723

HONG KONG -- 0.6%

Johnson Electric Holdings Ltd.       181,200        199,827


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


IRELAND -- 2.4%

Bank of Ireland                       32,287   $    331,705
CRH PLC.                              35,769        442,925
                                                    774,630

ISRAEL -- 1.2%

Teva Pharmaceutical
   Industries ADR                      9,418        363,629

ITALY -- 5.7%

Banca Intesa S.p.A.                  147,492        311,104
ENI-Ente Nazionale
   Idrocarburi S.p.A.                 45,717        726,828
Riunione Adriatica di
   Sicurta S.p.A.                     37,827        460,470
Telecom Italia S.p.A.                 61,924        312,569
                                                  1,810,971

JAPAN -- 12.5%

Aiful Corp.                            3,400        127,783
Asahi Glass Co. Ltd.                  45,000        275,680
Canon Inc.                            14,000        527,345
Fujitsu Ltd.                          13,000         37,137
Honda Motor Co. Ltd.                  13,100        484,613
Komatsu Ltd.                         130,000        423,949
Minebea Co. Ltd.                      61,000        212,295
Murata Manufacturing Co. Ltd.          1,400         54,858
Nissan Motor Co. Ltd.                 65,200        508,765
Sanyo Electric Co. Ltd.               62,000        161,439
Sharp Corp.                           32,000        303,902
Sony Corp.                             6,800        284,217
Terumo Corp.                          13,900        192,330
Toshiba Corp.                        121,000        379,304
                                                  3,973,617

MEXICO -- 0.5%

Grupo Televisa S.A. ADR                5,829        162,804(a)

NETHERLANDS -- 3.5%

Aegon N.V.                            15,007        193,075
IHC Caland N.V.                        3,153        166,431
ING Groep N.V.                        22,286        377,465
Koninklijke Philips
   Electronics N.V.                   18,470        323,687
Royal Dutch Petroleum Co.              1,155         50,846
                                                  1,111,504

NORWAY -- 0.8%

Statoil ASA                           28,594        241,456

RUSSIA -- 0.5%

LUKOIL ADR                             2,377        144,522(a,b)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


SOUTH AFRICA -- 0.6%

Gold Fields Ltd.                      13,121   $    183,347
Gold Fields Ltd. ADR                   1,162         16,222
                                                    199,569

SOUTH KOREA -- 2.3%

KT Corp. ADR                           5,680        122,404
POSCO ADR                             13,540        334,844
Samsung Electronics Co. Ltd. GDR       2,148        286,758(b)
                                                    744,006

SPAIN -- 3.4%

Banco Santander Central
   Hispano S.A. (Regd.)               47,459        325,715
Grupo Ferrovial S.A.                   8,973        227,403
Telefonica S.A.                       55,731        498,870(a)
Telefonica S.A. ADR                      774         20,565(a)
                                                  1,072,553

SWEDEN -- 4.0%

Assa Abloy AB (Series B)              40,455        461,969
Autoliv Inc. SDR                      12,136        248,617
Skandinaviska Enskilda
   Banken AB (Series A)               31,024        258,139
Svenska Handelsbanken                 21,916        291,767
                                                  1,260,492

SWITZERLAND -- 6.0%

Credit Suisse Group (Regd.)           17,292        375,179
Nestle S.A. (Regd.)                    2,899        614,310
Novartis AG (Regd.)                   16,522        602,831
Syngenta AG (Regd.)                    5,430        314,364
                                                  1,906,684

TAIWAN -- 1.7%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            433,635        531,287(a)

UNITED KINGDOM -- 19.9%

Amersham PLC.                         30,127        269,668
Aviva PLC.                            73,636        525,161
BAE Systems PLC.                     101,034        201,692
BHP Billiton PLC.                    130,108        694,886
Brambles Industries PLC.             154,033        376,926
Compass Group PLC.                    92,714        492,559
Friends Provident PLC.                33,103         64,351
International Power PLC.              66,280        102,169(a)
Invensys PLC.                         59,475         50,507
Kingfisher PLC.                       65,806        235,719
National Grid Transco PLC.            62,914        462,367
Prudential PLC.                       14,774        104,415
Reed Elsevier PLC.                    38,486        329,620
Royal Bank of Scotland
   Group PLC.                          8,376        200,650


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Smith & Nephew PLC.                   80,587   $    493,649
Smiths Group PLC.                     23,171        259,442
Tesco PLC.                           122,816        383,579
Vodafone Group PLC.                  501,132        913,669
Xstrata PLC.                          14,998        156,698(a)
                                                  6,317,727

TOTAL COMMON STOCK
   (COST $36,480,350)                            29,806,591


--------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.1%
--------------------------------------------------------------------------------


GERMANY -- 2.1%

Henkel KGaA                            5,534        351,637
Porsche AG                               762        316,659

TOTAL PREFERRED STOCKS
   (COST $637,348)                                  668,296


TOTAL INVESTMENTS IN SECURITIES
   (COST $37,117,698)                            30,474,887


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,236,676)               1,236,676      1,236,676(j)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                       (28,535)
                                                -----------


NET ASSETS-- 100%                               $31,683,028
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund was invested in the following sectors at December 31, 2002:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------

Financial                              17.88%
Consumer Discretionary                 17.45%
Industrials                            10.42%
Energy                                  9.63%
Healthcare                              9.00%
Materials                               8.72%
Consumer Staples                        6.56%
Telecommunication Services              5.89%
Information Technology                  5.73%
Utilities                               4.82%
Short Term                              3.90%
                                      -------
                                      100.00%
                                      =======


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
Q&A

Q. HOW DID THE GE INVESTMENTS INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments Income Fund posted a total return of 9.89% relative to a return for the Lehman Brothers Aggregate Bond Index of 10.26%. The Lipper peer group, representing 194 Intermediate Investment-Grade Debt annuity funds, posted a total return of 8.11% for the same period.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE YEAR PERIOD ENDING DECEMBER 31, 2002?

A. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to investor confidence brought on by corporate malfeasance, accounting scandals and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The yield on the benchmark 10-year U.S. Treasury note hit a 44-year low in early October before drifting back up to end the year at 3.81%, down nearly 1.25%. Short-term interest rates fell further as investors preferred the safety of short maturity Treasury securities over riskier assets, such as equities and corporate bonds. The Federal Reserve (the Fed) left their target for the Federal Funds rate unchanged until November when the rate was 0.50% to 1.25% , reflecting concern over the pace of the economic recovery.

    High quality assets performed best in 2002, led by commercial mortgage-backed securities (up 15.32%) and U.S. Treasuries (returning 11.79%). Corporate securities were heading for a disastrous yearly performance until they rebounded strongly in November, sparked in part by the Fed's rate cutting moves and Republicans winning control of Congress . The credit sector suffered from a record amount of "fallen angels" (issuers downgraded from investment grade to below investment grade). Several of the largest such events in history occurred last year, namely, Worldcom, Qwest, El Paso and Tyco.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance in 2002 benefited primarily from favorable security selection among corporate and mortgage-backed securities. Our defensive and well-diversified posture within our corporate holdings, given the preponderance of negative event risk last year, kept us clear of many poor performing issuers and prompted us to sell out of names such as Worldcom, Qwest and AOL before their prices significantly dropped due to ratings downgrades. Effective positioning in collateralized mortgage obligations and certain pass-through securities contributed to the performance of the Fund's overall position in mortgage-backed issues. Allocation shifts across the various sectors throughout the year also added to the Fund's return.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE BOND MARKET?

A. Over the next few quarters, we look for sub-par economic growth of approximately 2%, producing single digit earnings growth. Continued mortgage refinancing, despite high debt levels should support consumer spending, but business investment is expected to remain weak. Although further monetary stimulus in this environment is unlikely, fiscal stimulus will come in the form of tax cuts and spending (primarily military). Although a war with Iraq may dampen economic growth, the extent will depend on the duration of such a conflict. The biggest risk to our outlook develops if low growth depresses corporate profits, making debt service more onerous, leading to more cuts in employment, subsequently hurting confidence and consumer spending.
    A recession most likely would be accompanied by lower inflation, if not deflation. Although the risk of recession or deflation is real, we give it at most a moderate probability of occurrence.

    We cannot make a convincing case that interest rates will move significantly in either direction over the near term. Economic recovery typically pushes yields higher, however, geopolitical risks (war with Iraq, a renewed nuclear risk in North Korea) should help to prop up investor demand for the safety of U.S. Treasuries, limiting any upward trend in their yields. We therefore begin 2003 with a neutral interest rate sensitivity in the portfolio. We have lightened our exposure to mortgage-backed securities in favor of government agency debt. We continue to see value in commercial mortgage-backed securities and maintain our above-average position in that sector. Although corporate securities had a great fourth quarter, we remain cautious on the sector given our outlook for sub-par growth plus the added uncertainties of war. As was the case last year, security selection will likely be the key to the Fund's success.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


                     Income Fund                       LB Aggregate
1/3/95                  10,000                             10,000
12/95                   11,683                             11,847
12/96                   12,024                             12,278
12/97                   13,106                             13,463
12/98                   14,148                             14,632
12/99                   13,946                             14,512
12/00                   15,444                             16,199
12/01                   16,591                             17,567
12/02                   18,231                             19,368




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                    ONE       FIVE       SINCE
                                   YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
Income Fund                        9.89%      6.82%      7.80%
--------------------------------------------------------------------------------
LB Aggregate                      10.26%      7.55%      8.61%
--------------------------------------------------------------------------------
Lipper peer group average*         8.11%      5.96%       N/A
--------------------------------------------------------------------------------
Inception date                    1/3/95
--------------------------------------------------------------------------------

    Income Fund (ending value $18,231)
    LB Aggregate (ending value $19,368)


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


QUALITY RATINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------


MOODY'S/S&P/                                PERCENTAGE OF
FITCH RATING+                               MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                       81.35%
--------------------------------------------------------------------------------
Aa / AA                                          4.16%
--------------------------------------------------------------------------------
A / A                                            6.93%
--------------------------------------------------------------------------------
Baa / BBB                                        7.38%
--------------------------------------------------------------------------------
Ba / BB and lower                                0.00%++
--------------------------------------------------------------------------------
NR / Other                                       0.18%
--------------------------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $268,070 (in thousands)

[Pie Chart Omitted--Plot Points as Follows:]

Short Term & Other        30.4%
Mortgage Backed           23.9%
U.S. Treasuries           16.7%
Corporate Notes           16.5%
Federal Agencies          12.5%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 194 AND 133 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

++ LESS THAN 0.01%.

   SEE NOTES TO PERFORMANCE.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE

BONDS AND NOTES -- 106.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 20.3%

U.S. Treasury Bonds
   5.38%    02/15/31               $1,660,000  $  1,808,885(h)
   6.88%    08/15/25                4,070,000     5,145,863(h)
   7.25%    05/15/16                2,290,000     2,932,826(h)
   8.13%    08/15/19 - 08/15/21     4,760,000     6,661,838(h)
   10.38%   11/15/04                  920,000     1,067,255(h)
   10.63%   08/15/15                1,990,000     3,213,910(h)
                                                 20,830,577
U.S. Treasury Notes
   2.00%    11/30/04                2,000,000     2,016,740(h)
   2.88%    11/15/07                9,900,000    10,019,889(h)
   4.00%    11/15/12                1,995,000     2,023,369(h)
   6.00%    08/15/09                2,000,000     2,325,280(h)
   6.50%    02/15/10                3,480,000     4,160,235(h)
   7.00%    07/15/06                2,960,000     3,431,765(h)
                                                 23,977,278

TOTAL U.S. TREASURIES
   (COST $43,549,199)                            44,807,855


FEDERAL AGENCIES -- 15.2%

Federal Farm Credit Bank
   9.15%    02/14/05                  100,000       115,018(h)

Federal Home Loan Bank System
   2.50%    12/15/05                4,960,000     4,997,448

Federal Home Loan Mortgage Corp.
   3.25%    11/15/04               11,035,000    11,346,407
   4.50%    07/23/04                1,855,000     1,912,579
   5.25%    01/15/06                1,630,000     1,770,506
   6.63%    09/15/09                   80,000        93,788
   7.00%    07/15/05                   45,000        50,472
   8.25%    06/01/26                   60,000        79,363(h)
                                                 15,253,115

Federal National Mortgage Assoc.
   2.88%    10/15/05                2,310,000     2,355,715
   4.00%    11/17/03                  630,000       640,294(h)
   5.00%    01/20/04 - 01/15/07     4,640,000     4,911,576(h)
   5.25%    08/14/03 - 08/01/12     2,635,000     2,724,908
   6.13%    03/15/12                  200,000       228,052(h)
   7.13%    01/15/30                1,845,000     2,286,877(h)
                                                 13,147,422

TOTAL FEDERAL AGENCIES
   (COST $32,631,707)                            33,513,003





--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE


AGENCY MORTGAGE BACKED -- 29.0%


Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 07/01/29     $ 533,555 $     551,660
   6.50%    02/01/29                    5,247         5,466
   6.75%    10/01/08                      526           529
   7.00%    10/01/16 - 01/01/30       252,388       265,537
   7.50%    11/01/09 - 03/01/32       377,423       400,464
   8.00%    09/01/09 - 11/01/30       244,384       262,369
   8.50%    07/01/10 - 04/01/30       108,772       116,313
   9.00%    02/01/17                   11,525        12,817
                                                  1,615,155

Federal National Mortgage Assoc.
   5.50%    12/01/13 - 01/01/16     1,139,585     1,186,856
   6.00%    01/01/14 - 01/01/31       946,033       985,570
   6.50%    03/01/15 - 11/01/32     1,031,073     1,085,916
   7.00%    08/01/13 - 11/01/32     2,914,158     3,069,441
   7.50%    12/01/09 - 09/01/32     2,858,703     3,031,436
   8.00%    12/01/12 - 11/11/32     1,232,023     1,324,784
   8.12%    08/01/03                   86,335        91,442(i)
   8.50%    05/01/31 - 11/01/31       516,981       552,890
   9.00%    04/01/16 - 12/01/22       145,228       160,480
                                                 11,488,815

Federal National Mortgage Assoc. TBA.
   5.00%    TBA                     2,235,000     2,288,779
   6.50%    TBA                     5,215,000     5,498,566
   6.50%    TBA                    19,426,000    20,221,262
   7.00%    TBA                    19,535,000    20,542,264
                                                 48,550,871

Government National Mortgage Assoc.
   5.38%    04/01/03                   62,869        64,498(i)
   6.50%    03/15/24 - 04/15/28       455,383       479,626
   6.63%    01/01/04                   25,721        26,548(i)
   7.00%    03/15/12 - 10/15/28     1,231,228     1,308,067
   8.00%    12/15/29 - 06/15/30       154,469       166,339
   8.50%    10/15/17                  110,894       122,558
   9.00%    11/15/16 - 12/15/21       260,413       290,907
                                                  2,458,543

TOTAL AGENCY MORTGAGE BACKED
   (COST $63,249,129)                            64,113,384


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

Federal Home Loan Mortgage Corp.
   6.00%    09/15/23                   97,000       102,821
   6.25%    01/15/23                   50,000        52,219
   6.50%    07/15/03 - 03/15/09       244,590       256,574
   7.00%    02/15/31                  172,000       183,529
   7.50%    07/15/08                   92,213        11,901(g)
   7.75%    08/15/05                  195,154       210,144
   8.00%    02/01/23 - 07/01/24        48,396         7,676(g)
   17.32%   01/15/03                   78,000        93,386(i)
                                                    918,250

Federal Home Loan Mortgage
   Corp. (Class H)
   6.00%    12/15/08                  120,000       126,225

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE


Federal Home Loan Mortgage
   Corp. (Class J)
   6.50%    10/15/22               $  215,000 $     227,766

Federal Home Loan
   Mortgage STRIPS.
   4.50%    08/01/27                   12,219        11,131(d,f)

Federal National Mortgage Assoc.
   7.50%    07/25/41                  199,664       216,822
   11.55%   01/25/03                  842,954       930,410(i)
   12.25%   01/25/03                  521,659       569,323(i)
   15.79%   01/25/03                  814,940       929,909(i)
   17.37%   01/15/03                   75,000        88,125(i)
                                                  2,734,589

Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                  331,165       359,625

Federal National Mortgage
   Assoc. (Class H)
   6.50%    01/25/23                  200,112       203,051

Federal National Mortgage
   Assoc. REMIC
   5.00%    05/25/12                  152,802       157,482
   7.00%    09/25/20                    4,554         4,908
   7.50%    02/25/41                  370,967       402,847
   17.85%   01/25/03                   29,006        29,517(i)
                                                    594,754

Federal National Mortgage Assoc.
   REMIC (Class B)
   3.14%    12/25/22                    2,239         1,958(d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
   80.91%   03/25/22                      130         2,249(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
   8.00%    05/25/22                       66         1,544(g)

Federal National Mortgage
   Assoc. STRIPS.
   7.50%    11/01/23 - 01/01/24       582,840        91,100(g)
   8.00%    08/01/23 - 07/01/24       103,982        17,396(g)
   8.50%    07/25/22                    3,729           632(g)
   9.00%    05/25/22                    2,352           418(g)
                                                    109,546

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $5,313,012)                              5,290,688


ASSET BACKED -- 11.6%

Advanta Business Card Master
   Trust (Class A)
   1.59%    01/20/03                1,600,000     1,600,216(i)
Advanta Mortgage Loan Trust
   6.30%    10/25/03                    1,282         1,309

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

AESOP Funding II LLC
   3.85%    10/20/05               $  234,000 $     241,020(b)
AmeriCredit Automobile Receivables
   Trust (Class A)
   3.55%    04/06/06                  127,000       129,043
Asset Backed Securities Corp.
   Home Equity
   1.82%    01/15/03                1,965,688     1,969,270(i)
Bank One Issuance Trust (Class C)
   3.76%    08/15/08                  323,000       325,574
Centex Home Equity
   3.56%    06/25/25                  127,000       128,764
Chase Funding Loan
   Acquisition Trust
   5.39%    05/25/28                  242,000       250,875
Citibank Credit Card Issuance Trust
   1.45%    03/15/03                  400,000       399,809(i)
Citibank Credit Card Issuance
   Trust (Class A)
   6.90%    10/15/07                   83,000        92,644
Citibank Credit Card Master
   Trust I (Class A)
   6.05%    01/15/10                  107,000       119,417
Countrywide Asset-Backed
   Certificates
   1.67%    01/25/03                   99,119        99,114(i)
Countrywide Home Equity
   Loan Trust (Class A)
   1.65%    01/15/03                  832,992       830,845(i)
Daimler Chrysler Auto Trust
   (Class A)
   3.85%    04/06/06                  385,000       396,204
Discover Card Master Trust I
   (Class A)
   5.30%    11/16/06                  445,000       466,463
Equity One ABS Inc.
   5.03%    10/25/32                  100,000       103,800
First Franklin Mtg Loan Asset
   Backed Certificates (Class A)
   1.71%    01/25/03                  916,793       913,146(i)
First USA Credit Card Master
   Trust (Class A)
   1.57%    01/19/03                2,000,000     2,002,397(i)
Fleet Credit Card Master
   Trust II (Class A)
   1.56%    01/15/03                3,000,000     3,001,451(i)
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    06/15/05                  217,000       226,826
Green Tree Financial Corp.
   6.90%    04/15/18                   16,903        17,209
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
   1.69%    01/20/03                  181,390       181,079(i)
   1.79%    01/20/03                  676,903       676,295(i)
Household Automotive Trust
   (Class A)
   1.72%    01/17/03                1,500,000     1,503,391(i)
Household Private Label Credit
   Card Master Note Trust I (Class A)
   1.56%    01/15/03                   55,000        55,037(i)



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    INCOME FUND\
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

MBNA Credit Card Master Note
  Trust (Class A)
   1.56%    01/15/03               $1,000,000 $   1,001,399(i)
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08                  138,000       139,595
MBNA Master Credit Card Trust
   USA (Class A)
   1.68%    01/15/03                  300,000       301,718(i)
Merrill Lynch Home Equity Loan
   1.60%    01/25/03                  266,059       263,634(i)
Mid-State Trust
   7.54%    07/01/18                    4,684         4,825
Peco Energy Transition Trust
   (Class A)
   5.80%    03/01/05                  250,000       264,844
Providian Gateway Master Trust
   (Class A)
   1.64%    01/15/03                  550,000       549,970(i)
PSE&G Transition Funding LLC.
   (Class A)
   6.61%    06/15/15                  290,000       331,959
Residential Asset Mortgage
   Products Inc. (Class A)
   1.70%    01/25/03                1,347,809     1,342,779(i)
   1.55%    01/25/03                  382,649       382,600(i)
Residential Asset Securities Corp.
   1.63%    01/25/03                  171,710       170,877(i)
Residential Funding Mortgage
   Securities II (Class A)
   1.52%    01/25/03                   43,056        43,052(i)
Saxon Asset Securities Trust
   (Class A)
   1.82%    01/25/03                1,540,175     1,539,890(i)
Sears Credit Account Master
   Trust (Class A)
   1.55%    01/15/03                3,000,000     2,982,117(i)
Superior Wholesale Inventory
   Financing Trust
   1.51%    01/15/03                  400,000       400,103(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                   59,000        64,845

TOTAL ASSET BACKED
   (COST $25,417,035)                            25,515,405


CORPORATE NOTES -- 20.0%

Abbott Laboratories
   5.13%    07/01/04                  500,000       526,415
Aetna Inc./Old
   6.97%    08/15/36                  135,000       149,792
AIG SunAmerica Global
   Financing IX
   6.90%    03/15/32                  180,000       209,383(b)
Albertson's Inc.
   7.50%    02/15/11                  550,000       633,870
   8.00%    05/01/31                   55,000        64,800
Allstate Financial Global Funding
   5.25%    02/01/07                  250,000       267,373(b)
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                      AMOUNT         VALUE

Amerada Hess Corp.
   7.88%    10/01/29               $  160,000 $     184,088
Anadarko Petroleum Corp.
   5.00%    10/01/12                  125,000       126,187
Anheuser-Busch Cos. Inc.
   6.50%    02/01/43                  515,000       576,035
Appalachian Power Co. (Series C)
   6.60%    05/01/09                  190,000       198,233
Appalachian Power Co. (Series E)
   4.80%    06/15/05                  140,000       137,200
AT&T Corp.
   6.38%    03/15/04                  160,000       164,000
   7.80%    11/15/11                  150,000       164,296
Autozone Inc
   5.88%    10/15/12                  215,000       222,252
Bank of America Corp.
   7.40%    01/15/11                  495,000       583,779
Bank One Corp.
   6.50%    02/01/06                  565,000       624,522
BB&T Corp.
   4.75%    10/01/12                   80,000        80,458
BCI US Funding Trust
   8.01%    07/15/08                  100,000       109,660(b,i)
Bellsouth Capital Funding
   7.88%    02/15/30                  155,000       190,271
Boston Edison Co.
   4.88%    10/15/12                  160,000       161,226
Brascan Corp.
   7.13%    06/15/12                  155,000       165,992
British Telecommunications PLC.
   8.38%    12/15/10                  135,000       161,898
Bunge Ltd. Finance Corp.
   7.80%    10/15/12                  135,000       133,388(b)
Burlington Northern
   Santa Fe Corp.
   7.29%    06/01/36                  140,000       162,255
Burlington Resources Finance Co.
   7.20%    08/15/31                  110,000       125,768
Campbell Soup Co.
   5.50%    03/15/07                  160,000       173,170
Cargill Inc.
   6.38%    06/01/12                  375,000       419,855(b)
Centerior Energy Corp. (Series B)
   7.67%    07/01/04                  200,000       208,000
CIT Group Inc.
   5.50%    11/30/07                  215,000       220,072
Citigroup Inc.
   5.70%    02/06/04                  790,000       824,020
   7.25%    10/01/10                  350,000       403,076
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                  280,000       306,434
Conagra Foods Inc.
   7.00%    10/01/28                  105,000       119,108
   7.13%    10/01/26                  110,000       124,328
   7.88%    09/15/10                  250,000       300,338
Conoco Inc.
   5.90%    04/15/04                  910,000       957,336
   6.95%    04/15/29                   95,000       107,114
ConocoPhillips
   5.90%    10/15/32                  215,000       213,758(b)
   9.38%    02/15/11                  185,000       239,544


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Countrywide Home Loans Inc.
   4.25%    12/19/07               $  380,000  $    385,050
COX Communications Inc.
   7.13%    10/01/12                  160,000       177,543
CSX Corp.
   7.25%    05/01/04                   70,000        74,440
Darden Restaurants Inc.
   7.13%    02/01/16                  220,000       247,301
Dominion Resources Inc./
   VA (Series A)
   6.00%    01/31/03                  150,000       150,287
Duke Energy Corp.
   5.38%    01/01/09                   60,000        59,545
Entergy Gulf States Inc.
   6.00%    12/01/07                  165,000       166,497
EOP Operating LP
   7.00%    07/15/11                   90,000        97,978
   7.75%    11/15/07                  335,000       380,843
Equitable Resources Inc.
   5.15%    11/15/12                  160,000       160,511(b)
Equity Residential
   6.63%    03/15/12                  530,000       571,562
European Investment Bank
   4.63%    03/01/07                  545,000       580,915
Ford Motor Co.
   7.45%    07/16/31                  455,000       393,629
Ford Motor Credit Co.
   7.38%    10/28/09                  315,000       310,318
   7.50%    03/15/05                  355,000       362,159
   7.60%    08/01/05                   30,000        30,600
FPL Group Capital Inc.
   7.38%    06/01/09                  430,000       491,768
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                  305,000       330,968
General Mills Inc.
   5.13%    02/15/07                  215,000       228,445
General Motors Acceptance Corp.
   5.75%    11/10/03                  685,000       696,353
   5.80%    03/12/03                  150,000       150,829
   6.13%    01/22/08                   80,000        80,450
   7.25%    03/02/11                  100,000       101,056
Georgia Power Co.
   4.88%    07/15/07                  200,000       211,168
Golden West Financial Corp.
   4.75%    10/01/12                  160,000       160,916
Goldman Sachs Group Inc.
   6.60%    01/15/12                  125,000       138,200
HJ Heinz Finance Co.
   6.00%    03/15/12                   85,000        95,473(b)
   7.25%    03/15/32                  110,000       121,452
Household Finance Corp.
   6.38%    11/27/12                  265,000       280,948
HSBC Capital Funding LP/
   Channel Islands
   9.55%    06/30/10                   65,000        79,945(i)
Hudson United Bank/Mahwah NJ
   7.00%    05/15/12                  400,000       451,675
Hyatt Equities LLC
   6.88%    06/15/07                  115,000       114,539(b)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

International Business
   Machines Corp.
   1.55%    03/10/03               $1,000,000 $   1,000,426(i)
   4.75%    11/29/12                  110,000       110,468
International Paper Co.
   6.88%    04/15/29                  340,000       358,549
John Deere Capital Corp.
   4.13%    07/15/05                  215,000       224,245
John Hancock Funds/USA
   6.50%    03/01/11                  200,000       216,395
John Hancock Global Funding II
   5.63%    06/27/06                  175,000       187,886
Kellogg Co. (Series B)
   6.60%    04/01/11                  700,000       790,779
   7.45%    04/01/31                  200,000       242,645
Keycorp.
   4.63%    05/16/05                  710,000       739,229
KFW International Finance
   4.75%    01/24/07                  605,000       649,712
Kinder Morgan Inc.
   6.50%    09/01/12                  160,000       167,211(b)
Kraft Foods Inc.
   5.25%    06/01/07                1,025,000     1,107,267
Kroger Co.
   8.00%    09/15/29                  140,000       163,628
Lehman Brothers Holdings Inc.
   5.88%    11/15/17                  160,000       161,565
Lockheed Martin Corp.
   8.50%    12/01/29                  535,000       711,518
Loral Corp.
   8.38%    06/15/24                  135,000       172,611
Marathon Oil Corp.
   6.80%    03/15/32                  390,000       403,048
Masco Corp.
   5.88%    07/15/12                  195,000       205,917
   6.75%    03/15/06                  375,000       407,092
Metropolitan Life Global Funding I
   4.75%    06/20/07                  165,000       173,521
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07                  250,000       264,748(b)
Morgan Stanley
   7.13%    01/15/03                  105,000       105,148
Murphy Oil Corp.
   7.05%    05/01/29                  115,000       126,943
Nabisco Inc.
   6.13%    02/01/33                   75,000        75,183(i)
National Rural Util Coop Fin
   6.00%    05/15/06                  500,000       538,945
NB Capital Trust IV
   8.25%    04/15/07                  110,000       127,494
Newell Rubbermaid Inc.
   4.63%    12/15/09                  135,000       137,615
News America Inc.
   7.63%    11/30/28                  105,000       105,991
Nisource Finance Corp.
   7.88%    11/15/10                  105,000       115,298
Nordic Investment Bank
   2.75%    01/11/06                  270,000       273,422
Norfolk Southern Corp.
   6.00%    04/30/08                  125,000       135,306

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

North Fork Bancorporation Inc.
   5.88%    08/15/12                $ 130,000  $    138,881(b)
Northern Natural Gas
   5.38%    10/31/12                  110,000       109,945(b)
Occidental Petroleum Corp.
   8.45%    02/15/29                  140,000       180,246
Ocean Energy Inc.
   4.38%    10/01/07                  155,000       157,265
Oncor Electric Delivery Co.
   7.25%    01/15/33                   65,000        66,764(b)
Pall Corp.
   6.00%    08/01/12                  160,000       171,040(b)
Pemex Finance Ltd.
   9.03%    02/15/11                  250,000       293,525
Pemex Project Funding
   Master Trust
   7.38%    12/15/14                  330,000       338,250(b)
Pepsi Bottling Holdings Inc.
   5.38%    02/17/04                  335,000       348,707(b)
Petroleos Mexicanos
   9.50%    09/15/27                  655,000       753,211
Potash Corp of Saskatchewan
   7.75%    05/31/11                  105,000       121,693
PP&L Capital Funding Inc.
   7.75%    04/15/05                  150,000       157,907
Praxair Inc.
   6.63%    10/15/07                   50,000        56,169
Procter & Gamble - Esop (Series A)
   9.36%    01/01/21                  105,000       145,614
Procter & Gamble Co.
   4.75%    06/15/07                  415,000       444,495
Progress Energy Inc.
   5.85%    10/30/08                  135,000       142,601
   6.55%    03/01/04                  105,000       109,015
   7.75%    03/01/31                  405,000       459,018
PSEG Power LLC.
   6.95%    06/01/12                   90,000        91,380
PSI Energy Inc.
   6.65%    06/15/06                  115,000       124,378
Quest Diagnostics
   6.75%    07/12/06                   90,000        97,200
   7.50%    07/12/11                   95,000       107,588
Raytheon Co.
   6.75%    08/15/07                   85,000        94,270
   7.90%    03/01/03                  290,000       291,965
Royal Bank of Scotland Group PLC.
   7.65%    09/30/31                   35,000        40,510(i)
   8.82%    03/31/49                  120,000       134,683
Royal Bank of Scotland
   Group PLC. ADR
   9.12%    03/31/49                  185,000       228,134
Safeway Inc.
   6.15%    03/01/06                  405,000       433,340
Sara Lee Corp.
   6.13%    11/01/32                   55,000        57,915
Scripps Co. (E.W.)
   5.75%    07/15/12                  150,000       163,132
Simon Property Group LP
   6.75%    07/15/04                  160,000       168,730
Southtrust Bank NA
   7.00%    11/15/08                   80,000        92,074
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

Southwestern Electric Power
   (Series B)
   4.50%    07/01/05                $ 115,000  $    112,767
Sprint Capital Corp.
   6.00%    01/15/07                  145,000       136,300
   6.13%    11/15/08                  240,000       218,400
Tele-Communications-TCI Group
   9.80%    02/01/12                  430,000       510,672
Tenet Healthcare Corp.
   5.38%    11/15/06                  315,000       286,650
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                   90,000        97,282
TRW Inc.
   6.63%    06/01/04                  100,000       105,639
Turner Broadcasting System Inc.
   8.38%    07/01/13                  380,000       431,282
Tyson Foods Inc.
   6.63%    10/01/04                  105,000       111,446
   8.25%    10/01/11                  135,000       160,750
UBS Preferred Funding Trust I
   8.62%    10/01/10                  100,000       120,874(i)
Unilever Capital Corp.
   5.90%    11/15/32                   75,000        77,235
Union Carbide Corp.
   6.79%    06/01/25                   65,000        68,086
Union Pacific Corp.
   5.75%    10/15/07                  500,000       546,587
   5.84%    05/25/04                  130,000       136,771
   6.79%    11/09/07                  110,000       124,910
   7.38%    09/15/09                  150,000       175,892
Union Planters Bank NA
   5.13%    06/15/07                  180,000       192,103
United Dominion Realty Trust Inc.
   6.50%    06/15/09                  140,000       148,292
Valero Energy Corp.
   6.88%    04/15/12                   25,000        26,130
Verizon Florida Inc. (Series F)
   6.13%    01/15/13                  160,000       171,136
Verizon Global Funding Corp.
   7.75%    12/01/30                  440,000       508,449
Verizon Pennsylvania (Series A)
   5.65%    11/15/11                  630,000       657,857
Viacom Inc.
   5.63%    08/15/12                  200,000       213,776
   7.75%    06/01/05                  523,000       585,031
Vodafone Group PLC.
   6.25%    11/30/32                   40,000        39,778
Wachovia Corp.
   4.95%    11/01/06                  260,000       278,276
Walt Disney Co.
   5.38%    06/01/07                  135,000       143,102
   6.20%    06/20/14                  140,000       151,409
Washington Mutual Bank FA
   5.50%    01/15/13                  165,000       169,121
Washington Mutual Inc.
   5.63%    01/15/07                  185,000       199,090
Wells Fargo & Co.
   5.25%    12/01/07                  420,000       453,862
Wendy's International Inc.
   6.20%    06/15/14                  445,000       492,145


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Weyerhaeuser Co.
   5.50%    03/15/05               $  230,000  $    240,933
   6.13%    03/15/07                  345,000       369,889
Wisconsin Energy Corp.
   5.88%    04/01/06                  160,000       172,107
Wyeth
   5.88%    03/15/04                  135,000       140,539
Yale University
   7.38%    04/15/26                  215,000       254,831

TOTAL CORPORATE NOTES
   (COST $42,109,667)                            44,171,506


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%

Bear Stearns Commercial
   Mortgage Securities
   4.83%    08/15/38                  149,000       151,456
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.06%    11/15/16                  289,896       305,795
   6.48%    02/15/35                   32,000        36,195
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                   25,000        27,639
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                   78,445        84,361
   6.39%    11/18/30                  246,000       275,152
Citicorp Mortgage Securities Inc.
   6.13%    03/25/13                   84,484        88,325(i)
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    03/25/13                  203,755       214,039(i)
COMM (Class A)
   6.46%    02/16/34                   80,000        88,912(b)
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                  100,000       106,551
   6.13%    04/15/37                  175,000       193,462
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                  561,000       624,235
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    04/25/13                  189,358       195,986
First Union-Lehman Brothers-
   Bank of America (Class A)
   6.56%    11/18/35                  168,000       189,879
Granite Mortgages PLC.
   2.00%    01/20/03                2,000,000     1,999,200(i)
GS Mortgage Securities Corp. II
   6.86%    07/13/30                  219,000       228,763(i)
Impac CMB Trust (Class A)
   1.85%    01/25/03                  989,804       990,035(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                  100,000       113,140
LB Commercial Conduit Mortgage
   Trust (Class A)
   6.78%    06/15/31                   77,000        87,808
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

LB-UBS Commercial Mortgage Trust
   4.07%    03/15/34               $  740,000  $     24,281(b,d,g,i)
   6.23%    03/15/26                  130,000       145,194
   6.53%    07/14/16                   50,000        56,016(b)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                  172,000       190,759
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                   34,000        38,027(b)
Lehman Large Loan (Class A)
   6.84%    10/12/34                  101,000       107,912
Master Asset Securitization Trust
   6.31%    07/25/12                  149,479       151,674(i)
Morgan Stanley Capital I (Class A)
   6.34%    07/15/30                   61,837        67,053
   7.11%    04/15/33                   83,000        96,212
Morgan Stanley Capital I (Class D)
   6.91%    07/15/30                  159,000       181,662(i)
Morgan Stanley Dean Witter
   Capital I
   1.59%    02/01/31                  684,153        42,042(b,g,i)
   3.83%    10/15/35                1,256,000        45,072(b,d,g,i)
   3.94%    04/15/34                  799,000        31,044(b,d,g,i)
   7.20%    10/15/33                  199,000       232,420
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.90%    10/15/35                  200,000       217,687
   5.98%    02/01/31 - 01/15/39       344,566       373,507
   6.01%    07/15/33                   66,561        72,821
   6.39%    10/15/35                  150,000       168,830
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    07/15/33                   25,000        28,178
Residential Asset Securitization Trust
   1.05%    05/25/04                  245,438         4,210(g,i)
Residential Asset Securitization
   Trust (Class A)
   1.57%    01/25/03                   99,917        99,863(i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                  489,257       469,354(i)
Sequoia Mortgage Trust (Class A)
   1.87%    01/20/03                  495,802       492,629(i)
Structured Asset Mortgage
   Investments Inc. (Class A)
   1.84%    01/19/03                  997,192       989,266(i)
TIAA Retail Commercial Trust
   (Class A)
   6.56%    06/19/26                   40,000        44,719(b)
Wachovia Bank Commercial
   Mortgage Trust
   1.84%    01/15/03                  110,000       110,003(b,i)
   1.94%    01/15/03                  100,000       100,002(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $10,227,044)                            10,581,370



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE


SOVEREIGN BONDS -- 2.8%

Canadian Government Bond
   5.25%    11/05/08               $  210,000 $     232,746
New Brunswick Province of
   3.50%    10/23/07                  160,000       162,532
Finland Government
   International Bond
   4.75%    03/06/07                  425,000       457,948
Italy Government
   International Bond
   4.38%    10/25/06                  895,000       947,246
   4.63%    06/15/05                  150,000       158,853
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  160,000       200,112
Province of British
   Columbia/Canada
   4.63%    10/03/06                  205,000       218,525
Province of Manitoba
   4.25%    11/20/06                1,265,000     1,332,908
Province of Ontario
   3.50%    09/17/07                  160,000       163,186
   5.13%    07/17/12                   50,000        53,503
   7.38%    01/27/03                  135,000       135,477
Province of Quebec
   5.00%    07/17/09                1,640,000     1,757,736
Province of Saskatchewan/Canada
   7.38%    07/15/13                  110,000       136,147
   8.00%    02/01/13                   65,000        83,610
Region of Lombardy
   5.80%    10/25/32                  215,000       224,801

TOTAL SOVEREIGN BONDS
   (COST $6,013,549)                              6,265,330


TOTAL BONDS AND NOTES
   (COST $228,510,342)                          234,258,541


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.0%*
--------------------------------------------------------------------------------


DOMESTIC PREFERRED -- 0.0%*

Centaur Funding Corp. (Series B)
   9.08%                                  20         19,448(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $228,531,888)                          234,277,989



--------------------------------------------------------------------------------
                                   NUMBER OF
                                      SHARES         VALUE

SHORT-TERM INVESTMENTS -- 15.3%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                31,292,227   $ 31,292,227(j)

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------


YANKEE CERTIFICATES OF DEPOSIT -- 1.1%

Dexia Bank Belgium
   2.25%    01/21/03              $1,000,000      1,000,000
Societe Generale
   2.25%    01/09/03               1,500,000      1,500,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $33,792,227)                            33,792,227


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (21.4)%                                  (47,270,166)
                                               ------------


NET ASSETS-- 100%                              $220,800,050
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Other Information The Income Fund had the following short futures contracts open at December 31, 2002:

                               NUMBER      CURRENT
                  EXPIRATION     OF       NOTIONAL  UNREALIZED
DESCRIPTION          DATE     CONTRACTS     VALUE  DEPRECIATION
--------------------------------------------------------------------------------
U.S.Treasury
   Notes 10 yrs   March 2003     22    $(2,531,031)$  (83,835)
U.S.Treasury
   Notes 5 yrs    March 2003     48     (5,436,000)  (136,788)
                                                    ----------
                                                    $(220,623)
                                                    ==========

* Less than 0.1%


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments Global Income Fund posted a total return of 16.63% for the twelve-months ending December 31, 2002. For the same period, the Salomon Brothers World Government Bond Index (un-hedged) returned 19.49%. Our Lipper peer group 210 Global Income funds gained 13.99% for the year.

Q. WHAT FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE ONE-YEAR PERIOD ENDING DECEMBER 31, 2002?

A. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to confidence brought on by corporate malfeasance, accounting scandals and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The benchmark 10-year U.S. Treasury note yield hit a 44-year low in early October before drifting back up to end the year at 3.81%, down 1.24% from where it started the year. Short-term interest rates fell further as investors preferred the safety of short maturity U.S. Treasury securities rather than riskier assets such as equities and corporate bonds. The Federal Reserve held firm on short-term interest rates until November when it reduced rates .50% to 1.25% over concern on the pace of economic recovery. Europe's economy followed much the same path, led by its largest economy, Germany. German industrial output fell to a 1-year low in October and business confidence continued to slip throughout the second half of the year. German 10-year bund yields fell 0.80% to end the year at 4.2%. Although the Japanese economy gave some signs of bottoming, solid evidence of structural reforms did not materialize and 10-year Japanese government bond yields dropped 0.46% to end the year at 0.91%. A fragile U.S. recovery, widening current account deficit and fears of repatriation pushed the U.S. dollar lower versus both the euro and yen. During the year, the dollar cost of buying one euro changed from $0.889 to $1.049. The greenback weakened from 131.6 yen to 118.8 yen in 2002.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We expect modest economic growth globally in 2003. The U.S. consumer will continue to boost the economy through spending supported by mortgage refinancing, despite high debt levels. However, the long time needed to work off excess capacity will keep business investment weak and a U.S./Iraq war will conspire to dampen economic growth in the U.S. Economic growth in Europe appears to be slowing further, led by its largest economy, Germany. Forecasts for the third largest economy, France, are not any brighter, with unemployment higher and confidence at a four-year low. Although the U.S. central bank will likely hold interest rates firm through the first quarter of 2003, the ECB will be on alert to further reduce interest rates if economic growth continues to wane. In fact, current futures market pricing implies lower short-term rates by mid-year. The Japanese economy, although showing signs of bottoming, will continue to be soft until consumer demand rebounds and true structural reforms take hold.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]


                 Global Income Fund                 Salomon World Bond
5/1/97                  10,000                             10,000
06/97                   10,190                             10,394
12/97                   10,341                             10,548
06/98                   10,729                             10,843
12/98                   11,720                             12,163
06/99                   10,874                             11,290
12/99                   10,841                             11,644
06/00                   10,717                             11,647
12/00                   10,767                             11,829
06/01                   10,314                             11,289
12/01                   10,586                             11,712
06/02                   11,526                             12,866
12/02                   12,347                             13,995



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                   ONE        FIVE        SINCE
                                  YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Global Income Fund               16.63%       3.61%       3.79%
--------------------------------------------------------------------------------
Salomon World Bond               19.49%       5.82%       6.11%
--------------------------------------------------------------------------------
Lipper peer group average*       13.99%       4.10%        N/A
--------------------------------------------------------------------------------
Inception date                   5/1/97
--------------------------------------------------------------------------------


    Global Income Fund (ending value $12,347)
    Salomon World Bond (ending value $13,995)


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.



CURRENCY EXPOSURE
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $17,706 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]


U.S. Dollars                         42.8%
Euro                                 33.0%
Japanese Yen                         18.1%
Pound Sterling                        3.4%
Canadian Dollars                      1.9%
Other                                 0.8%




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $17,706 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]


Europe                              33.8%
Short Term                          25.5%
United States                       20.7%
Japan                               18.1%
Other regions                        1.9%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 210 AND 140 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GLOBAL INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND

                                    PRINCIPAL
                                       AMOUNT        VALUE

BONDS AND NOTES -- 74.1%
--------------------------------------------------------------------------------


AUSTRIA -- 1.3%

Austria Government
   International Bond
   4.00%    07/15/09          EUR    $219,000 $     232,468(h)

BELGIUM -- 1.2%

Belgium Government Bond
   5.00%    09/28/11          EUR      40,000        44,385(h)
   5.50%    09/28/17          EUR     155,000       177,215(h)
                                                    221,600

CANADA -- 1.9%

Canadian Government Bond
   5.75%    06/01/33          CAD      72,000        48,523
   6.00%    06/01/11          CAD     415,000       285,874
                                                    334,397

FRANCE -- 2.2%

France Government Bond OAT
   5.50%    10/25/07 -
            04/25/10          EUR     349,000       398,935(h)

GERMANY -- 22.8%

Bundesobligation
   3.25%    02/17/04          EUR     525,000       554,818(h)
   4.00%    02/16/07          EUR     284,000       305,957(h)
   5.00%    02/17/06          EUR     173,000       191,680(h)
Bundesschatzanweisungen
   4.00%    06/25/04          EUR     400,000       427,561(h)
Deutsche Bundesrepublik
   4.13%    07/04/08          EUR     50,000         53,798(h)
   5.00%    01/04/12          EUR     725,000       807,073(h)
   5.50%    01/04/31          EUR      65,000        75,059(h)
   6.00%    01/04/07          EUR     270,000       311,267(h)
   6.25%    01/04/30          EUR     547,000       694,526(h)
   6.75%    07/15/04          EUR     500,000       555,770(h)
KfW - Kreditanstalt fuer
   Wiederaufbau
   5.25%    07/04/12          EUR      72,000        80,823(h)
                                                  4,058,332


--------------------------------------------------------------------------------
                                    PRINCIPAL
                                       AMOUNT        VALUE


GREECE -- 1.8%

Hellenic Republic Government Bond
   5.25%    05/18/12          EUR    $107,000 $     119,158(h)
   6.00%    02/19/06          EUR     172,000       195,696(h)
                                                    314,854

ITALY -- 2.1%

Italy Buoni Poliennali Del Tesoro
   4.00%    07/15/04          EUR     213,000       228,102(h)
   6.75%    02/01/07          EUR     117,000       138,513(h)
                                                    366,615

JAPAN -- 18.0%

Japan Government Five
   Year Bond
   0.24%    09/20/07          JPY  31,600,000       267,070(d)
   0.19%    03/20/06          JPY  32,500,000       276,606(d)
   0.24%    12/20/06          JPY  28,500,000       242,602(d)
   0.25%    03/20/07          JPY  62,500,000       532,073(d)
   1.10%    12/20/05          JPY  65,000,000       563,156
Japan Government Ten
    Year Bond
   0.39%    12/22/08          JPY  65,000,000       564,193(d)
   1.30%    09/20/12          JPY  35,400,000       309,773
   1.80%    12/20/10          JPY  48,400,000       443,501
                                                  3,198,974

SPAIN -- 0.8%

Spain Government Bond
   4.50%    07/30/04          EUR     129,000       139,005(h)

SWEDEN -- 1.4%

Finland Government Bond
   5.38%    07/04/13          EUR      93,000       106,480(h)
Sweden Government Bond
   6.00%    02/09/05          SEK   1,200,000       143,777(h)
                                                    250,257

UNITED KINGDOM -- 3.3%

United Kingdom Gilt
   6.00%    12/07/28          GBP     102,000       202,230
   7.75%    09/08/06          GBP      96,000       173,792
   8.50%    12/07/05          GBP     120,000       217,278
                                                    593,300



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                     PRINCIPAL
                                        AMOUNT       VALUE

UNITED STATES -- 17.3%
U.S. Treasury Bonds
   3.25%    08/15/07          USD    $275,000    $  281,837(h)
   3.50%    11/15/06          USD     700,000       728,434(h)
   4.38%    05/15/07          USD     580,000       622,787(h)
   4.38%    08/15/12          USD     145,000       151,595(h)
   5.25%    02/15/29          USD     448,000       467,842(h)
   5.38%    02/15/31          USD     350,000       381,391(h)
   6.50%    05/15/05          USD     400,000       444,044(h)
                                                  3,077,930

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,861,360)                            13,186,667


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.3%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund             USD 4,019,237      4,019,237(j)

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.8%

National Australia FDG DEL INC.
   1.36%    01/02/03          USD   $500,000        499,981

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,519,218)                              4,519,218

OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                          99,938
                                                -----------


NET ASSETS-- 100%                               $17,805,823
                                                ===========



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments Total Return Fund declined 9.31% during the year ended December 31, 2002. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index, returned -22.10% and 10.26%, respectively. The Fund easily outpaced its Lipper peer group of 744 Flexible Portfolio annuity funds, which lost an average of 12.40%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE DURING THE PAST YEAR ?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index primarily due to solid stock selection in several sectors, including technology, healthcare, industrials, energy, telecommunications, and utilities. In most of these sectors, good stock selection included avoiding many of the companies that did poorly over the period, in addition to selecting companies that had better relative performance. In technology, the S&P 500 benchmark holdings were down almost 38%, while the portfolio holdings declined 31.4%. Relative performance in this sector was driven by better industry performance in the portfolio in several groups, such as software, communications equipment, and computers. Intuit, a software company best known for its tax and accounting software products was up almost 10% for the year. In healthcare, better relative performance from healthcare provider stocks, such as Cardinal Health, Lincare Holdings, and UnitedHealth Group, helped performance. In addition, several pharmaceutical holdings including Johnson & Johnson, Merck, and Pharmacia contributed to relative performance over the period. While industrials declined more than 25% for the S&P 500, several holdings in our Fund, including First Data, Emerson Electric, General Dynamics, and United Technologies, helped this sector of the portfolio post a better relative return of -21.9% for the year. Energy stocks, representing a larger-than-average position in the portfolio due to improving commodity prices and positive supply/demand fundamentals, finished the year with better relative performance from holdings such as EnCana Corp, Burlington Resources, Exxon, Nabors Industries, and Baker Hughes. In the telecommunications services sector, better relative performance in the diversified telecommunications and the wireless industries drove positive contribution from this area. A reduced position in the utilities sector was the primary driver of performance better than the benchmark, as the sector was down more than 30% over the year. A few electric utility companies held in the portfolio including Entergy, Exelon, and Constellation Energy all posted positive absolute performance amid a difficult environment.

    The fixed income portion of the Fund provided solid returns, although it underperformed the Lehman Brothers Aggregate Bond Index. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to confidence brought on by corporate malfeasance, accounting scandals and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The benchmark 10-year U.S. Treasury note yield hit a 44-year low in early October before drifting back up to end the year at 3.81%, down nearly 1.25%. Short-term interest rates fell further as investors preferred the safety of short maturity U.S. Treasury securities versus riskier assets such as equities and corporate bonds. The Federal Reserve left short-term interest rates unchanged until November when it lowered rates by .50% to 1.25% over concern for the pace of economic recovery. High quality assets performed best in 2002, led by commercial mortgage-backed securities (15.32%) and U.S. Treasuries (11.79%).

    Few international markets remained unscathed in 2002: in fact, only New Zealand and Austria finished the year in positive territory. Regionally, European stocks were hit the hardest (but outperformed the S&P500), Japan performed surprisingly well, and emerging markets came out best, although losing 6% overall. Affecting sentiment were concerns over the global economy, corporate governance and the threat of war. These issues impacted 2002 and, to some degree, persist at the start of 2003. Interest rates did not fall as quickly overseas as in the U.S., leaving international authorities with more opportunities to reduce short-term interest rates, if needed to provide an economic boost. Currency played a big part in last year's environment: the headwind of a strong Dollar turned into a tailwind for US-based investors in overseas markets. The dollar weakened considerably, boosting the value of overseas assets for U.S. investors.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST YEAR?

A. As of the end of 2002, the Fund's asset allocation mix was 42% in U.S. equities, 15% in international equities, 36% in fixed income securities, and 7% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]

                  Total Return Fund                S&P 500                     LB Aggregate                  Composite Index
12/92                   10,000                      10,000                      10,000                            10,000
12/93                   11,357                      11,001                      10,975                            10,995
12/94                   11,645                      11,145                      10,655                            10,958
12/95                   14,915                      15,324                      12,623                            14,204
12/96                   16,496                      18,868                      13,080                            16,343
12/97                   19,462                      25,150                      14,346                            20,197
12/98                   22,789                      32,367                      15,591                            24,449
12/99                   25,811                      39,186                      15,461                            27,384
12/00                   27,087                      35,585                      17,260                            27,096
12/01                   26,305                      31,349                      18,713                            26,082
12/02                   23,856                      24,419                      20,635                            23,525



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                  ONE       FIVE       TEN
                                 YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
Total Return Fund                 -9.31%      4.15%      9.08%
--------------------------------------------------------------------------------
S&P 500                          -22.10%     -0.59%      9.34%
--------------------------------------------------------------------------------
LB Aggregate                      10.26%      7.55%      7.51%
--------------------------------------------------------------------------------
Composite Index**                 -9.82%      3.10%      8.93%
--------------------------------------------------------------------------------
Lipper peer group average*       -12.40%      0.38%      6.16%
--------------------------------------------------------------------------------
Inception date                       7/1/85
--------------------------------------------------------------------------------

         Total Return Fund (ending value $23,856)
         S&P 500 (ending value $24,419)
         LB Aggregate (ending value $20,635)
         Composite Index (ending value $23,525)


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.53%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.32%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Series A)                       1.75%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 6.5%, TBA           1.70%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 1.66%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     1.62%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          1.57%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 6.5%, TBA           1.52%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.40%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 3.5%, 9/15/04       1.37%



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $116,856 (in thousands)


[Pie Chart Omitted--Plot Points as Follows


Domestic Equity                        42.2%
Bonds and Notes                        35.5%
Foreign Equity                         15.2%
Short Term & Other                      7.1%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PORTFOLIO PEER GROUP CONSISTING OF 744, 524 AND 169 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX AND 40% LB AGGREGATE BOND INDEX.

    SEE NOTES TO PERFORMANCE.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND

                                      NUMBER
                                   OF SHARES         VALUE

DOMESTIC EQUITY -- 43.7%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 6.3%

Carnival Corp.                        44,422   $  1,108,329
Catalina Marketing Corp.              35,544        657,564(a)
Comcast Corp. (Class A)               57,091      1,289,686(a)
eBay Inc.                              2,371        160,801(a)
Home Depot Inc.                       37,643        901,926
Interpublic Group Cos. Inc.            9,538        134,295
Liberty Media Corp. (Series A)       228,378      2,041,699(a)
Omnicom Group                          2,978        192,379
Target Corp.                           3,559        106,770
Viacom Inc. (Class B)                 11,207        456,797(a)
                                                  7,050,246

CONSUMER STAPLES -- 1.8%

Colgate-Palmolive Co.                  4,988        261,521
PepsiCo. Inc.                         18,833        795,129
Philip Morris Cos. Inc.               12,603        510,800
The Gillette Co.                      17,185        521,737
                                                  2,089,187

ENERGY -- 2.9%

Anadarko Petroleum Corp.              13,959        668,636
Baker Hughes Inc.                     21,591        695,014
Exxon Mobil Corp.                     19,035        665,083
Nabors Industries Ltd.                14,247        502,492(a)
Schlumberger Ltd.                     16,735        704,376
                                                  3,235,601

FINANCIALS -- 9.3%

AFLAC Inc.                            11,163        336,230
Alleghany Corp.                          319         56,623(a)
American Express Co.                  19,962        705,657(h)
American International Group          24,362      1,409,342(h)
Bank One Corp.                        15,137        553,257(h)
Berkshire Hathaway Inc. (Class B)        361        874,703(a)
Citigroup Inc.                        84,026      2,956,875
Federal National Mortgage Assoc.      29,510      1,898,378
Marsh & McLennan Cos. Inc.            20,756        959,135
State Street Corp.                    18,525        722,475(e)
                                                 10,472,675

HEALTH CARE -- 10.5%

Abbott Laboratories                   24,675        987,000
Apogent Technologies Inc.             29,662        616,970(a)
Bristol-Myers Squibb Co.              19,961        462,097(h)
Cardinal Health Inc.                  32,823      1,942,793(h)
DENTSPLY International Inc.           16,155        600,966
IMS Health Inc.                       11,236        179,776
Johnson & Johnson                     30,553      1,641,002

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Lincare Holdings Inc.                 44,493  $   1,406,869(a)
Medtronic Inc.                         2,422        110,443
Merck & Co. Inc.                      20,374      1,153,372
Pfizer Inc.                           59,919      1,831,724
Sybron Dental Specialties Inc.         5,633         83,650(a)
WebMD Corp.                            3,690         31,550(a)
Wyeth                                 21,472        803,053
                                                 11,851,265

INDUSTRIALS -- 7.7%

Automatic Data Processing             27,466      1,078,041
Certegy Inc.                          27,329        670,927(a)
Concord EFS Inc.                      11,568        182,080(a)
Dover Corp.                           46,571      1,358,010
Emerson Electric Co.                   4,803        244,233
Equifax Inc.                          36,648        848,035
First Data Corp.                      76,655      2,714,354
Paychex Inc.                           4,006        111,767
3M Co.                                 2,661        328,101
Tyco International Ltd.                4,475         76,433
United Technologies Corp.              4,121        255,255
Waste Management Inc.                 35,252        807,976
                                                  8,675,212

INFORMATION TECHNOLOGY -- 5.2%

Applied Materials Inc.                27,050        352,462(a)
Cisco Systems Inc.                    41,450        542,995(a)
Dell Computer Corp.                   24,969        667,671(a)
Intel Corp.                           42,016        654,189
Intuit Inc.                           25,212      1,182,947(a)
Microsoft Corp.                       27,587      1,426,248(a)
Molex Inc. (Class A)                  55,469      1,103,278
                                                  5,929,790

TOTAL DOMESTIC EQUITY
   (COST $52,485,159)                            49,303,976


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.7%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 2.5%

Accor S.A.                             6,015        182,169
Autoliv Inc. SDR                       6,069        124,329
Bayerische Motoren Werke AG            4,805        145,825
Compass Group PLC.                    50,076        266,037
Grupo Televisa S.A. ADR                3,286         91,778(a)
Honda Motor Co. Ltd.                   7,400        273,751
Kingfisher PLC.                       31,741        113,697
Koninklijke Philips
   Electronics N.V.                   10,153        177,931
Lagardere S.C.A. (Regd.)               9,068        368,363
Michelin (C.G.D.E.) (Regd.)            6,315        217,762
Nissan Motor Co. Ltd.                 35,600        277,792
Reed Elsevier PLC.                    19,594        167,816
Sanyo Electric Co. Ltd.               35,000         91,135
Sharp Corp.                           16,000        151,951
Sony Corp.                             3,800        158,827
                                                  2,809,163



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE

CONSUMER STAPLES -- 0.8%

Carrefour S.A.                         9,104   $    405,365
Nestle S.A. (Regd.)                    1,594        337,775
Tesco PLC.                            67,146        209,711
                                                    952,851

ENERGY -- 1.4%

China Petroleum &
   Chemical Corp.                  1,222,000        205,277
ENI-Ente Nazionale
   Idrocarburi S.p.A.                 25,163        400,052
Petro-Canada                           9,392        290,773
Petroleo Brasileiro S.A. -
   Petrobras ADR                         957         14,298
Royal Dutch Petroleum Co.                598         26,325
Statoil ASA                           15,775        133,209
Total Fina Elf S.A. (Series B)         3,813        544,586
                                                  1,614,520

FINANCIAL -- 2.8%

Aegon N.V.                             7,444         95,772
Aiful Corp.                            1,950         73,287
Aviva PLC.                            38,753        276,381
AXA                                    9,958        133,655
Banca Intesa S.p.A.                   82,839        174,732
Banco Santander Central
   Hispano S.A. (Regd.)               26,444        181,487
Bank of Ireland                       18,417        189,210
BNP Paribas                            7,889        321,463
Credit Suisse Group (Regd.)            9,556        207,334
Deutsche Bank AG (Regd.)               3,737        172,159
Friends Provident PLC.                18,133         35,250
ING Groep N.V.                        12,542        212,428
Kookmin Bank                           1,131         40,051(a)
Muenchener Rueckversicherungs
   AG (Regd.)                          1,193        142,721
Prudential PLC.                       11,051         78,103
Riunione Adriatica di
   Sicurta S.p.A.                     21,342        259,797
Royal Bank of Scotland
   Group PLC.                          4,327        103,655
Sampo Oyj (Series A)                  23,981        182,451
Skandinaviska Enskilda Banken
   AB (Series A)                      16,927        140,843
Svenska Handelsbanken                 10,765        143,314
                                                  3,164,093

HEALTHCARE -- 1.4%

Altana AG                              2,998        136,856
Amersham PLC.                         17,061        152,714
Aventis S.A.                           3,612        196,345
Novartis AG (Regd.)                    9,002        328,452
Schering AG                            4,074        177,209
Smith & Nephew PLC.                   43,584        266,981
Terumo Corp.                           7,800        107,926
Teva Pharmaceutical
   Industries ADR                      5,042        194,672
                                                  1,561,155
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE


INDUSTRIALS -- 1.6%

Asahi Glass Co. Ltd.                  23,000   $    140,903
Assa Abloy AB (Series B)              21,809        249,044
BAE Systems PLC.                      57,565        114,916
Brambles Industries PLC.              79,572        194,716
Canadian Pacific Railway Ltd.          4,402         86,797
Empresa Brasileira de
   Aeronautica S.A. ADR                8,712        138,521
Grupo Ferrovial S.A.                   4,355        110,369
IHC Caland N.V.                        2,289        120,825
Invensys PLC.                         45,028         38,239
Johnson Electric Hldgs.               94,000        103,663
Komatsu Ltd.                          70,000        228,280
Minebea Co. Ltd.                      26,000         90,486
Smiths Group PLC.                     12,527        140,263
                                                  1,757,022

INFORMATION TECHNOLOGY -- 0.9%

Canon Inc.                             8,000        301,340
Fujitsu Ltd.                           4,000         11,427
Murata Manufacturing Co. Ltd.            800         31,347
Samsung Electronics Co. Ltd.             570        150,904
Taiwan Semiconductor
   Manufacturing Co. Ltd.            240,300        294,414(a)
Toshiba Corp.                         67,000        210,028
                                                    999,460

MATERIALS -- 1.3%

Arcelor                                8,577        105,488(a)
BHP Billiton PLC.                     72,227        385,753
CRH PLC.                              19,471        241,108
Gold Fields Ltd.                       6,224         86,971
Gold Fields Ltd. ADR                     600          8,376
POSCO                                  1,760        175,102
POSCO ADR                              1,168         28,885
Stora Enso Oyj (Series R)             21,002        221,497
Syngenta AG (Regd.)                    2,906        168,240
Xstrata PLC.                           8,155         85,205(a)
                                                  1,506,625

TELECOMMUNICATION SERVICES -- 2.3%

KT Corp.                                 759         32,445(a)
KT Corp. ADR                           2,222         47,884
Telecom Italia S.p.A.                 33,190        167,530
Telefonica S.A.                       30,423        272,328(a)
Telefonica S.A. ADR                      243          6,457(a)
Vodafone Group PLC.                  275,742        502,736
Vodafone Group PLC. ADR               83,945      1,521,083
                                                  2,550,463

UTILITIES -- 0.7%

E.ON AG                                4,494        181,330
International Power PLC.              27,618         42,573(a)
National Grid Transco PLC.            34,110        250,681
Suez S.A.                              8,223        142,727
Vivendi Environnement                  7,927        184,839
                                                    802,150

TOTAL FOREIGN EQUITY
   (COST 21,603,492)                             17,717,502



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE

BONDS AND NOTES -- 36.8%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 5.4%

U.S. Treasury Bonds
   6.88%    08/15/25                $  640,000 $    809,178(h)
   7.25%    05/15/16                   285,000      365,002(h)
   8.13%    08/15/19 - 08/15/21      1,225,000    1,717,480(h)
   10.38%   11/15/09                   355,000      411,821
   10.63%   08/15/15                   190,000      306,856
                                                  3,610,337
U.S. Treasury Notes
   2.00%    11/30/04                   500,000      504,185
   2.88%    11/15/07                 1,080,000    1,093,079
   4.00%    11/15/12                   490,000      496,968
   7.00%    07/15/06                   320,000      371,002
                                                  2,465,234

TOTAL U.S. TREASURIES
   (COST $5,865,334)                              6,075,571


FEDERAL AGENCIES -- 5.7%

Federal Home Loan Bank System
   2.50%    12/15/05                   905,000      911,833

Federal Home Loan Mortgage Corp.
   4.50%    07/23/07                   355,000      366,019
   5.25%    01/15/06                   400,000      434,480
                                                    800,499
Federal National Mortgage Assoc.
   2.88%    10/15/05                   425,000      433,411
   3.50%    09/15/04                 1,555,000    1,603,501
   4.00%    11/17/06                   140,000      142,288
   5.00%    01/15/07 - 05/14/07      1,310,000    1,380,021
   5.25%    08/14/06 - 08/01/12        650,000      672,772
   7.13%    01/15/30                   400,000      495,800(h)
                                                  4,727,793

TOTAL FEDERAL AGENCIES
   (COST $6,230,382)                              6,440,125


AGENCY MORTGAGE BACKED -- 10.3%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 01/01/31        488,097      504,659
   6.50%    06/01/29 - 03/01/30        108,172      112,679
   7.00%    01/01/30                    12,109       12,683
   7.50%    11/01/09 - 09/01/31        456,082      484,187
   8.00%    01/01/30 - 11/01/30         92,264       99,149
   9.00%    10/01/25                     4,602        5,032
                                                  1,218,389
Federal National Mortgage Assoc.
   5.50%    03/01/14 - 01/01/06        450,604      469,865
   6.00%    02/01/14 - 10/01/29        411,942      426,756
   6.50%    04/01/16 - 11/01/32        365,570      382,430
   7.00%    08/01/13 - 11/01/32        490,030      515,759
   7.50%    12/01/09 - 09/01/32      1,688,499    1,792,186
   8.00%    12/01/11 - 11/01/32        445,064      478,297
   8.50%    04/01/30 - 11/01/31        231,791      247,889


--------------------------------------------------------------------------------
                                    PRINCIPAL
                                       AMOUNT        VALUE

   9.00%    06/01/09 - 12/01/22     $  156,261$     171,820
   5.00%    TBA                        790,000      809,009(c)
   6.50%    TBA                      3,594,000    3,763,773(c)
                                                  9,057,784
Government National Mortgage Assoc.
   6.50%    04/15/24                    22,078       23,352
   7.00%    03/15/12                   222,863      239,514
   7.50%    03/15/27 - 09/15/31        808,434      862,864
   8.00%    03/15/30 - 06/15/30         82,645       88,986
   9.00%    11/15/16 - 12/15/21         95,691      106,884
                                                  1,321,600

TOTAL AGENCY MORTGAGE BACKED
   (COST $11,298,863)                            11,597,773


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Federal Home Loan Mortgage Corp.
   6.00%    09/15/23                    57,000       60,421
   6.50%    05/15/32                   130,000      137,231
   6.60%    02/15/22                   327,714      331,145
   7.00%    02/15/31                   150,000      160,055
   7.50%    07/15/27                    39,552        5,105(g)
   7.75%    03/15/22                    77,774       83,747
   8.00%    02/01/23 - 07/01/24         29,590        4,693(g)
   17.32%   05/15/31                    41,000       49,088(i)
                                                    831,485

Federal Home Loan Mortgage
   Corp. (Class H)
   6.00%    12/15/08                    50,000       52,594

Federal Home Loan
   Mortgage STRIPS.
   4.50%    08/01/27                     6,935        6,318(d,f)

Federal National Mortgage Assoc.
   5.50%    09/25/13                    67,000       69,798
   12.25%   12/25/17                   264,648      292,106(i)
   15.79%   03/25/17                   325,173      367,665(i)
   17.37%   06/15/31                    43,000       50,525(i)
                                                    780,094

Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                   137,986      149,844

Federal National Mortgage
   Assoc. (Class H)
   6.50%    01/25/23                    88,939       90,245

Federal National Mortgage
   Assoc. REMIC
   5.00%    05/25/12                    60,195       62,038
   17.85%   11/25/23                    25,139       25,581(i)
                                                     87,619

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.90% 03/25/22                       130        2,249(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                        33          772(g)




----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE


Federal National Mortgage
   Assoc. STRIPS.
   7.50%    11/01/23 - 01/01/24      $ 308,551 $     48,241(g)
   8.00%    08/01/23 - 07/01/24         61,954       10,369(g)
                                                     58,610

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,084,727)                              2,059,830


ASSET BACKED -- 2.3%

AmeriCredit Automobile Receivables
   Trust (Class A)
   3.55%    02/12/09                    29,000       29,467
Bank One Issuance Trust (Class C)
   3.76%    08/15/08                    62,000       62,494
Centex Home Equity
   3.56%    06/25/25                    29,000       29,403
Chase Credit Card Master Trust
   (Class A)
   1.48%    03/12/08                   100,000       99,972(i)
Chase Funding Loan
   Acquisition Trust
   5.39%    05/25/28                    57,000       59,090
Citibank Credit Card Issuance
   Trust (Class A)
   6.90%    10/15/07                    28,000       31,253
Countrywide Asset-Backed
   Certificates
   1.67%    07/25/31                   107,717      107,710(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.65%    07/15/27                   416,496      415,423(i)
Equity One ABS Inc.
   5.03%    10/25/32                    46,000       47,748
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    11/15/06                    64,000       66,898
Green Tree Financial Corp.
   6.90%    04/15/18                     6,339        6,453
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
   1.69%    04/20/32                   198,320      197,980(i)
Household Private Label Credit
   Card Master Note Trust I
   (Class A)
   1.56%    06/16/08                    32,000       32,021(i)
Metris Master Trust (Class A)
   1.65%    07/21/08                   832,000      788,693(i)
Mid-State Trust
   7.54%    07/01/35                     9,368        9,650
PSE&G Transition Funding LLC.
   (Class A)
   6.61%    06/15/15                   125,000      143,086
Residential Asset Securities Corp.
   1.63%    07/25/32                   188,882      187,965(i)
Residential Funding Mortgage
   Securities II (Class A)
   1.52%    04/25/16                    46,842       46,837(i)
Saxon Asset Securities Trust (Class A)
   1.82%    12/25/32                   198,732      198,696(i)
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT        VALUE

West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                 $  33,000 $     36,269

TOTAL ASSET BACKED
   (COST $2,614,157)                              2,597,108


CORPORATE NOTES -- 8.7%

Abbott Laboratories
   5.13%    07/01/04                    40,000       42,113
Aetna Inc./Old
   6.97%    08/15/36                   100,000      110,957
Albertson's Inc.
   8.00%    05/01/31                    45,000       53,018
Amerada Hess Corp.
   7.88%    10/01/29                   115,000      132,313
Anadarko Petroleum Corp.
   5.00%    10/01/12                    40,000       40,380
Anheuser-Busch Cos. Inc.
   6.50%    02/01/43                   135,000      151,000
AOL Time Warner Inc.
   6.88%    05/01/12                    25,000       26,369
Appalachian Power Co. (Series C)
   6.60%    05/01/09                    60,000       62,600
Appalachian Power Co. (Series E)
   4.80%    06/15/05                    50,000       49,000
AT&T Corp.
   6.38%    03/15/04                    45,000       46,125
   7.80%    11/15/11                    30,000       32,859
Autozone Inc
   5.88%    10/15/12                    65,000       67,193
Bank of America Corp.
   7.40%    01/15/11                    15,000       17,690
Bank One Corp.
   6.50%    02/01/06                   100,000      110,535
BB&T Corp.
   4.75%    10/01/12                    25,000       25,143
Bellsouth Capital Funding
   7.88%    02/15/30                    45,000       55,240
Boston Edison Co.
   4.88%    10/15/12                    50,000       50,383
Brascan Corp.
   7.13%    06/15/12                    55,000       58,901
British Telecommunications PLC.
   8.38%    12/15/10                    30,000       35,977
Burlington Northern
   Santa Fe Corp.
   7.29%    06/01/36                    45,000       52,153
Burlington Resources Finance Co.
   7.20%    08/15/31                    30,000       34,300
Campbell Soup Co.
   5.50%    03/15/07                    50,000       54,116
Centerior Energy Corp. (Series B)
   7.67%    07/01/04                   115,000      119,600
Citigroup Inc.
   5.70%    02/06/04                   225,000      234,689
   7.25%    10/01/10                   185,000      213,055
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                    95,000      103,969
Conagra Foods Inc.
   7.00%    10/01/28                    35,000       39,703
   7.13%    10/01/26                    70,000       79,118




----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE

Conoco Inc.
   5.90%    04/15/04                 $  70,000 $     73,641
   6.95%    04/15/29                    30,000       33,826
ConocoPhillips
   9.38%    02/15/11                   150,000      194,225
Countrywide Home Loans Inc.
   4.25%    12/19/07                    70,000       70,930
COX Communications Inc.
   7.13%    10/01/12                    50,000       55,482
CSX Corp.
   7.25%    05/01/04                    20,000       21,269
Darden Restaurants Inc.
   7.13%    02/01/16                    70,000       78,687
Dominion Resources Inc./
   VA (Series A)
   6.00%    01/31/03                   200,000      200,383
Duke Energy Corp.
   5.38%    01/01/09                   145,000      143,900
Entergy Gulf States Inc.
   6.00%    12/01/12                    50,000       50,454
EOP Operating LP
   7.00%    07/15/11                    35,000       38,103
   7.75%    11/15/07                    50,000       56,842
Equity Residential
   6.63%    03/15/12                    90,000       97,058
European Investment Bank
   4.63%    03/01/07                    70,000       74,613
Ford Motor Co.
   7.45%    07/16/31                   140,000      121,117
Ford Motor Credit Co.
   7.38%    10/28/09                    70,000       68,960
   7.60%    08/01/05                    90,000       91,800
FPL Group Capital Inc.
   7.38%    06/01/09                   305,000      348,812
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                   140,000      151,920
General Mills Inc.
   5.13%    02/15/07                    85,000       90,315
General Motors Acceptance Corp.
   5.75%    11/10/03                    20,000       20,332
   5.80%    03/12/03                   120,000      120,663
   6.13%    01/22/08                    55,000       55,309
   6.88%    09/15/11                    85,000       84,439
Georgia Power Co.
   4.88%    07/15/07                    65,000       68,630
Golden West Financial Corp.
   4.75%    10/01/12                    50,000       50,286
Goldman Sachs Group Inc.
   6.60%    01/15/12                    50,000       55,280
Household Finance Corp.
   6.38%    11/27/12                    85,000       90,115
Hudson United Bank/Mahwah NJ
   7.00%    05/15/12                    80,000       90,335
Hydro Quebec
   8.25%    04/15/26                   125,000      165,587
International Business
   Machines Corp.
   4.75%    11/29/12                    30,000       30,128
International Paper Co.
   6.88%    04/15/29                    50,000       52,728
John Deere Capital Corp.
   4.13%    07/15/05                    65,000       67,795
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE

Kellogg Co. (Series B)
   7.45%    04/01/31                 $  35,000$      42,463
Keycorp.
   4.63%    05/16/05                   120,000      124,940
KFW International Finance
   4.75%    01/24/07                   130,000      139,608
Kraft Foods Inc.
   5.25%    06/01/07                   165,000      178,243
Kroger Co.
   8.00%    09/15/29                    50,000       58,439
Lehman Brothers Holdings Inc.
   5.88%    11/15/17                    50,000       50,489
Lockheed Martin Corp.
   8.50%    12/01/29                    50,000       66,497
Loral Corp.
   8.38%    06/15/24                    50,000       63,930
Marathon Oil Corp.
   6.80%    03/15/32                   130,000      134,349
Masco Corp.
   5.88%    07/15/12                    65,000       68,639
   6.75%    03/15/06                    55,000       59,707
Morgan Stanley
   7.13%    01/15/03                    25,000       25,035
Murphy Oil Corp.
   7.05%    05/01/29                    45,000       49,673
Nabisco Inc.
   6.13%    02/01/33                    30,000       30,073(i)
National Rural Util Coop Fin
   6.00%    05/15/06                   135,000      145,515
NB Capital Trust IV
   8.25%    04/15/27                   105,000      121,699
Newell Rubbermaid Inc.
   4.63%    12/15/09                    40,000       40,775
News America Inc.
   7.63%    11/30/28                    60,000       60,566
Nisource Finance Corp.
   7.88%    11/15/10                    35,000       38,433
Nordic Investment Bank
   2.75%    01/11/06                    85,000       86,077
Norfolk Southern Corp.
   6.00%    04/30/08                    50,000       54,123
Occidental Petroleum Corp.
   8.45%    02/15/29                    50,000       64,373
Ocean Energy Inc.
   4.38%    10/01/07                    50,000       50,731
Pemex Finance Ltd.
   9.03%    02/15/11                    45,000       52,835
Petroleos Mexicanos
   9.50%    09/15/27                    95,000      109,244
PP&L Capital Funding Inc.
   7.75%    04/15/05                    25,000       26,318
Praxair Inc.
   6.63%    10/15/07                    15,000       16,851
Procter & Gamble - Esop (Series A)
   9.36%    01/01/21                    55,000       76,274
Procter & Gamble Co.
   4.75%    06/15/07                    50,000       53,554
Progress Energy Inc.
   5.85%    10/30/08                    50,000       52,815
   6.55%    03/01/04                    65,000       67,485
   7.75%    03/01/31                    65,000       73,670
PSI Energy Inc.
   6.65%    06/15/06                    40,000       43,262



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT        VALUE

Quest Diagnostics
   6.75%    07/12/06                 $  35,000 $     37,800
   7.50%    07/12/11                    35,000       39,638
Raytheon Co.
   6.75%    08/15/07                   100,000      110,906
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                    25,000       28,936(i)
   8.82%    03/31/49                    65,000       72,954
Safeway Inc.
   6.15%    03/01/06                    90,000       96,298
Sara Lee Corp.
   6.13%    11/01/32                    15,000       15,795
Scripps Co. (E.W.)
   5.75%    07/15/12                    50,000       54,377
Simon Property Group LP
   6.75%    07/15/04                    50,000       52,728
Southtrust Bank NA
   7.00%    11/15/08                    25,000       28,773
Southwestern Electric Power
   (Series B)
   4.50%    07/01/05                    40,000       39,223
Sprint Capital Corp.
   6.00%    01/15/07                    15,000       14,100
   6.13%    11/15/08                    70,000       63,700
Tele-Communications-TCI Group
   9.80%    02/01/12                    90,000      106,885
Tenet Healthcare Corp.
   5.38%    11/15/06                   120,000      109,200
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                    35,000       37,832
Turner Broadcasting System Inc.
   8.38%    07/01/13                    50,000       56,748
Tyson Foods Inc.
   6.63%    10/01/04                    30,000       31,842
   8.25%    10/01/11                    50,000       59,537
UBS Preferred Funding Trust I
   8.62%    10/29/49                    50,000       60,437(i)
Unilever Capital Corp.
   5.90%    11/15/32                    25,000       25,745
Union Carbide Corp.
   6.79%    06/01/25                    40,000       41,899
Union Pacific Corp.
   5.75%    10/15/07                    35,000       38,261
   5.84%    05/25/04                    70,000       73,646
   6.79%    11/09/07                    35,000       39,744
   7.38%    09/15/09                    45,000       52,768
Union Planters Bank NA
   5.13%    06/15/07                    70,000       74,707
United Dominion Realty Trust Inc.
   6.50%    06/15/09                    50,000       52,961
Valero Energy Corp.
   6.88%    04/15/12                    70,000       73,163
Verizon Florida Inc. (Series F)
   6.13%    01/15/13                    50,000       53,480
Verizon Global Funding Corp.
   7.75%    12/01/30                   145,000      167,557
Viacom Inc.
   5.63%    08/15/12                    50,000       53,444
   7.75%    06/01/05                    45,000       50,337
Wachovia Corp.
   4.95%    11/01/06                    60,000       64,218
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE

Walt Disney Co.
   5.38%    06/01/07                 $  50,000$      53,001
   6.20%    06/20/14                    50,000       54,075
Washington Mutual Inc.
   5.63%    01/15/07                    70,000       75,331
Wells Fargo & Co.
   5.25%    12/01/07                    85,000       91,853
Wendy's International Inc.
   6.20%    06/15/14                    85,000       94,005
Wisconsin Energy Corp.
   5.88%    04/01/06                    50,000       53,783

TOTAL CORPORATE NOTES
   (COST $9,259,523)                              9,840,835


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%

Bear Stearns Commercial
   Mortgage Securities
   4.83%    08/15/38                    29,000       29,478
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.06%    11/15/16                    63,777       67,275
   6.48%    02/15/35                    25,000       28,277
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                    40,000       44,223
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                    23,003       24,737
   6.39%    11/18/30                    50,000       55,925
Citicorp Mortgage Securities Inc.
   6.13%    08/25/32                    24,848       25,978(i)
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32                    39,757       41,764(i)
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                    25,000       26,638
   6.13%    04/15/37                    50,000       55,275
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                   100,000      111,272
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    09/25/32                    39,865       41,260
Impac CMB Trust (Class A)
   1.70%    08/25/32                   268,914      267,937(i)
   1.85%    11/25/32                    98,980       99,004(i)
LB Commercial Conduit Mortgage
   Trust (Class A)
   6.78%    06/15/31                    31,000       35,351
LB-UBS Commercial Mortgage Trust
   6.23%    03/15/26                    53,000       59,194
LB-UBS Commercial Mortgage Trust
   (Class A)
   6.13%    12/15/30                    80,000       88,725
Lehman Large Loan (Class A)
   6.84%    10/12/34                    53,000       56,627
Master Asset Securitization Trust
   6.31%    09/25/32                    29,896       30,335(i)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
   1.74%    05/25/33                    90,467       90,235(i)



----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT        VALUE

Morgan Stanley Capital I (Class A)
   6.34%    07/15/30                $   28,933$      31,374
   7.11%    04/15/33                    73,000       84,620
Morgan Stanley Dean Witter
   Capital I
   6.96%    10/15/33                    88,023       98,459
   7.20%    10/15/33                    50,000       58,397
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.90%    10/15/35                    75,000       81,633
   5.98%    02/01/31                    48,430       51,756
   5.98%    01/15/39                    51,000       55,848
   6.01%    07/15/33                    31,874       34,872
   6.39%    10/15/35                    75,000       84,415
   6.54%    02/01/31                    97,000      109,310
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    07/15/33                    25,000       28,178
Residential Asset Securitization Trust
   1.05%    08/25/30                   149,510        2,565(g,i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                    77,299       74,680(i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,971,525)                              2,075,617


SOVEREIGN BONDS -- 0.7%

Canadian Government Bond
   5.25%    11/05/08                    65,000       72,040
Finland Government
   International Bond
   4.75%    03/06/07                    90,000       96,977
Italy Government
   International Bond
   4.38%    10/25/06                   130,000      137,589
Province of New Brunswick
   3.50%    10/23/07                    50,000       50,791
Province of Manitoba
   4.25%    11/20/06                    90,000       94,831
Province of Ontario
   3.50%    09/17/07                    50,000       50,996
   5.13%    07/17/12                    20,000       21,401
Province of Quebec
   5.00%    07/17/09                    80,000       85,743
   7.50%    09/15/29                    50,000       62,744
Province of Saskatchewan/Canada
   7.38%    07/15/13                    30,000       37,131
   8.00%    02/01/13                    20,000       25,726
Ontario Electricity Financial Corp.
   7.45%    03/31/13                    10,000       12,507
Region of Lombardy
   5.80%    10/25/32                    65,000       67,962

TOTAL SOVEREIGN BONDS
   (COST $775,505)                                  816,438


TOTAL BONDS AND NOTES
   (COST $40,100,016)                            41,503,297


--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES         VALUE

PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------


FOREIGN PREFERRED -- 0.3%

Henkel KGaA                            3,077 $      195,516
Porsche AG                               418        173,678

TOTAL PREFERRED STOCK
   (COST $346,158)                                  369,194


TOTAL INVESTMENTS IN SECURITIES
   (COST $114,534,825)                          108,893,969


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.1%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                 7,161,937      7,161,937(j)

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 0.7%
Dexia Bank Belgium
   2.25%    01/21/03                $300,000        300,000
Westdeutcshe Landesbank Giroz
   2.27%    01/09/03                 500,000        500,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,961,937)                              7,961,937


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (3.6)%                                    (4,109,191)
                                               ------------


NET ASSETS-- 100%                              $112,746,715
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Total Return Fund had the following short futures contracts open at December 31, 2002.

                               NUMBER     CURRENT
                  EXPIRATION     OF      NOTIONAL     UNREALIZED
DESCRIPTION          DATE     CONTRACTS    VALUE     DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
   10 yr. Futures March 2003      1     $(115,047)    $  (3,811)
U.S. Treasury
   5 yr. Futures  March 2003      3      (339,750)       (8,549)
                                                       ---------
                                                       $(12,360)
                                                       =========




----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph omitted--Plot Points as Follows:]

                  Money Market Fund                    90 Day T-Bill
12/92                   10,000                             10,000
12/93                   10,236                             10,307
12/94                   10,618                             10,757
12/95                   11,243                             11,364
12/96                   11,847                             11,949
12/97                   12,488                             12,569
12/98                   13,146                             13,186
12/99                   13,804                             13,816
12/00                   14,665                             14,648
12/01                   15,248                             15,152
12/02                   15,475                             15,398


Money Market Fund (ending value $15,475)
90 Day T-Bill (ending value $15,398)



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                    ONE       FIVE        TEN
                                   YEAR       YEAR       YEAR
--------------------------------------------------------------------------------
Money Market Fund                  1.48%      4.38%      4.47%
--------------------------------------------------------------------------------
90 Day T-Bill                      1.62%      4.14%      4.41%
--------------------------------------------------------------------------------
Lipper peer group average*         0.46%      3.29%      3.62%
--------------------------------------------------------------------------------
Inception date                    7/1/85
--------------------------------------------------------------------------------





FUND YIELD AT DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    1.21%+            0.88%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  1.22%             0.88%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2002.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.


--------------------------------------------------------------------------------
Q&A

Q. HOW DID THE GE INVESTMENTS MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2002?

A. The GE Investments Money Market Fund posted a total return of 1.48% for the one-year period ended December 31, 2002 versus a return of 1.62% for the 90-day Treasury bill. The Lipper peer group, representing 878 Money Market funds posted an average return of 0.46% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed its benchmark primarily due to favorable yield curve management. The average maturity of the Fund was lengthened early in the fourth quarter in expectation of an interest rate cut by the Federal Reserve (the Fed). When the Fed did, in fact, lower the Federal Funds rate by 0.50% in November, short-term interest rates declined, benefiting price performance of longer maturity issues, which helped the Fund's performance.




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 878, 602 AND 271 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                                MONEY MARKET FUND


Market Value of $685,920 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]


Commercial Paper                    50.7%
U.S. Governments                    25.6%
Certificates of Deposit             17.1%
Repurchase Agreements                6.5%
Time Deposits                        0.1%



--------------------------------------------------------------------------------
                                     PRINCIPAL   AMORTIZED
                                        AMOUNT        COST

SHORT-TERM INVESTMENTS -- 100.1%
--------------------------------------------------------------------------------

U.S.GOVERNMENTS -- 25.6%

U.S. AGENCIES

Federal Agricultural Mortgage Corp.
   1.71%    01/06/03               $ 3,000,000 $  2,999,292(d)

Federal Home Loan Bank
   1.67%    02/28/03                14,702,000   14,662,025(d)

Federal Home Loan Bank System
   2.50%    11/14/03                23,980,000   24,146,181

Federal Home Loan Mortgage Corp.
   1.20%    01/28/03                 5,490,000    5,485,059(d)
   1.28%    01/02/03                31,500,000   31,498,523(d)
   1.90%    06/19/03                 1,750,000    1,734,637(d)
   2.36%    04/25/03                11,000,000   10,919,187(d)
                                                 49,637,406

Federal National Mortgage Assoc.
   1.28%    04/15/03                 9,730,000    9,694,302(d)
   1.29%    06/04/03                12,000,000   11,934,293(d)
   1.51%    10/17/03                 2,000,000    1,976,077(d)
   1.59%    01/10/03                31,420,000   31,411,360(i)
   1.65%    03/19/03                13,875,000   13,826,330(d)
   1.67%    4/4/2003 - 04/19/03     15,497,000   15,417,305(d)
                                                 84,259,667

TOTAL U.S. GOVERNMENTS
   (COST $175,704,571)                          175,704,571


COMMERCIAL PAPER -- 50.8%
ABN Amro Bank
   1.33%    01/06/03                27,240,000   27,234,968
Bank One Corp.
   1.34%    02/03/03                27,490,000   27,456,233
Barclays PLC.
   1.32%    02/27/03                24,900,000   24,847,959


--------------------------------------------------------------------------------
                                     PRINCIPAL    AMORTIZED
                                        AMOUNT         COST

Canadian Imperial Bank
   of Commerce
   1.32%    02/07/03              $ 29,500,000 $ 29,459,978
Citicorp
   1.32%    02/10/03                28,440,000   28,398,288
CS First Boston
   1.72%    01/08/03                31,740,000   31,729,385
Goldman Sachs Group LP
   1.70%    01/13/03                31,860,000   31,841,946
Merrill Lynch & Co. Inc.
   1.70%    01/10/03                31,550,000   31,536,591
JP Morgan Chase
   1.70%    01/15/03                31,740,000   31,719,016
Morgan Stanley Dean Witter Dis
   1.35%    01/21/03                28,040,000   28,018,970
Societie Generale
   1.34%    02/18/03                28,470,000   28,419,324
UBS AG
   1.35%    01/03/03                27,330,000   27,327,950

TOTAL COMMERCIAL PAPER
   (COST $347,990,608)                          347,990,608


REPURCHASE AGREEMENT -- 6.5%

UBS
   1.25% dated 12/31/02, to be
   repurchased at 44,413,084
   on 01/02/03, collaterized by
   45,300,200 Government
   Agency Bond, zero coupon maturing
   03/07/03 (value $45,300,200)
   (COST $44,410,000)               44,410,000   44,410,000


YANKEE CERTIFICATES OF DEPOSIT -- 17.2%
Abbey National PLC
   1.76%    01/30/03                32,040,000   32,040,000
Bank of Montreal
   1.62%    01/29/03                30,690,000   30,690,000
Bayerische Hypo-und
   Vereinsbank AG
   1.79%    01/16/03                27,600,000   27,600,000
Dexia Bank Belgium
   1.36%    01/07/03                27,330,000   27,330,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $117,660,000)             117,660,000  117,660,000


TIME DEPOSIT -- 0.0%*
State Street Bank
   1.19%    01/02/03
   (COST $155,116)                     155,116      155,116(e)


TOTAL SHORT-TERM INVESTMENTS
   (COST $685,920,295)                          685,920,295


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                      (566,903)
                                               ------------


NET ASSETS-- 100%                              $685,353,392
                                               ============




----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GE INVESTMENTS REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTHS ENDING DECEMBER 31, 2002?

A. The GE Investments Real Estate Securities Fund declined 1.35% for the twelve-month period ended December 31, 2002. The Wilshire Real Estate Securities Index returned 2.59% and our Lipper peer group of 241 Real Estate annuity funds gained 0.27%.

Q. WHAT WERE THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL PERIOD?

A. The Fund's returns were impacted by the extreme volatility of the broad equity markets as exhibited by the S&P 500 from January 1, 2002 to December 31, 2002. That index moved from 1,154.67 at the outset of 2002 to 879.82 on its December 31, 2002 close, reaching a low of 775.76 in early October. While real estate fundamentals (outside of single-family housing) weakened significantly along with the general economy, most Real Estate Investment Trust (REIT) stocks traded near 52 week highs as investors sought refuge in securities that offered a generous yield.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND IMPACTED PERFORMANCE?

A. The Fund was too early in positioning its focus away from traditional property REITs to the mortgage finance sector. Additionally, the Fund had significant weightings in the multi-family sector which underperformed the real estate indices, hence the Fund underperformed the Wilshire Real Estate Securities Index.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. FNM and FRE, two of the Fund's largest holdings, performed poorly during 2002 but are our favorite stocks. Both sell for a reasonable price compared to the respective company growth rates. FNM and FRE earnings will be driven by the continued moderate interest rate environment as well as the increase in home ownership rates among minorities and immigrants.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL AND HOW ARE YOU POSITIONED GOING FORWARD?

A. All major REIT indices outperformed the major equity indices in 2002. The Fund continues to be favorably disposed to mortgage, regional mall, and finance companies at the beginning of 2003.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[Line Graph omitted--Plot Points as Follows:]

             Real Estate Securities Fund               Wilshire RES
5/1/95                  10,000                             10,000
12/95                   11,700                             11,404
12/96                   15,941                             15,609
12/97                   19,048                             18,699
12/98                   15,679                             15,441
12/99                   15,645                             14,949
12/00                   20,737                             19,511
12/01                   23,191                             21,526
12/02                   22,879                             22,083

Real Estate Securities Fund (ending value $22,879)
Wilshire RES (ending value $22,083)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                  ONE       FIVE      SINCE
                                 YEAR       YEAR    INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund       -1.35%      3.73%     11.39%
--------------------------------------------------------------------------------
Wilshire RES                       2.59%      3.38%     10.89%
--------------------------------------------------------------------------------
Lipper peer group average*         0.27%      2.38%    N/A
--------------------------------------------------------------------------------
Inception date                       5/1/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.                     5.97%
--------------------------------------------------------------------------------
  Redwood Trust Inc.                                   5.66%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     5.02%
--------------------------------------------------------------------------------
  Simon Property Group Inc.                            5.01%
--------------------------------------------------------------------------------
  Allied Capital Corp.                                 4.01%
--------------------------------------------------------------------------------
  Glenborough Realty Trust Inc. (Series A)             3.69%
--------------------------------------------------------------------------------
  Equity Residential                                   3.60%
--------------------------------------------------------------------------------
  Equity Office Properties Trust                       3.52%
--------------------------------------------------------------------------------
  Archstone-Smith Trust                                3.41%
--------------------------------------------------------------------------------
  Post Properties Inc.                                 3.41%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $70,461 (in thousands)


[Pie Chart Omitted--Plot Points as Follows:]




Mortgage                                 16.7%
Apartments                               16.4%
Office/Industrial                        14.1%
Short Term                                9.8%
Diversified                               7.0%
Capital Goods                             6.6%
Manufactured Home                         5.8%
REITs                                     5.3%
Regional Mall                             5.0%
Diversified Financials                    4.0%
Commercial Services & Supplies            3.4%
Hotels, Restaurants & Leisure             3.1%
Banks                                     2.8%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 241 AND 104 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 84.9%
--------------------------------------------------------------------------------


APARTMENTS -- 16.4%

Archstone-Smith Trust                102,147  $   2,404,540
AvalonBay Communities Inc.            26,960      1,055,214
BRE Properties                        33,600      1,048,320
Equity Residential                   103,200      2,536,656
Essex Property Trust Inc              40,050      2,036,543
Post Properties Inc.                 100,500      2,401,950
                                                 11,483,223

BANKS -- 2.9%

Washington Mutual Inc.                58,000      2,002,740

CAPITAL GOODS -- 6.7%

Masco Corp.                          108,000      2,273,400
Newcastle Investment Corp.           150,000      2,395,500
                                                  4,668,900

COMMERCIAL SERVICES & SUPPLIES -- 3.4%

Cendant Corp.                        228,400      2,393,632(a)

DIVERSIFIED -- 3.4%

Glenborough Realty Trust Inc.         50,000        891,000
Northstar Capital
   Investment Corp.                  105,000      1,470,000(b,k)
                                                  2,361,000

DIVERSIFIED FINANCIALS -- 4.0%

Allied Capital Corp.                 129,375      2,824,256

HOTELS RESTAURANTS & LEISURE -- 3.1%

Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           91,500      2,172,210

MANUFACTURED HOME -- 5.8%

Chateau Communities Inc.             102,700      2,362,100
Manufactured Home
   Communities Inc.                   58,500      1,733,355
                                                  4,095,455

MORTGAGE -- 16.7%

Federal Home Loan
   Mortgage Corp.                     71,200      4,204,360
Federal National
   Mortgage Assoc.                    55,000      3,538,150
Redwood Trust Inc.                   144,100      3,991,570
                                                 11,734,080

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


OFFICE/INDUSTRIAL -- 12.2%

Arden Realty Inc.                     55,500  $   1,229,325
Equity Office Properties Trust        99,200      2,478,016
Prologis                              70,000      1,760,500
Reckson Associates Realty Corp.       93,250      1,962,913
Trizec Properties Inc.               120,600      1,132,434
                                                  8,563,188

REAL ESTATE RELATED OPERATING COMPANIES -- 5.3%

IMPAC Mortgage Holdings Inc.          80,450        925,175
iStar Financial Inc.                  47,260      1,325,643
The Mills Corp.                       50,000      1,467,000
                                                  3,717,818

REGIONAL MALL -- 5.0%

Simon Property Group Inc.            103,600      3,529,652

TOTAL COMMON STOCK
   (COST $62,398,857)                            59,546,154


--------------------------------------------------------------------------------
PREFERRED STOCK -- 5.6%
--------------------------------------------------------------------------------

Glenborough Realty Trust Inc.
   (Series A)                        123,050      2,602,508
Reckson Associates Realty Corp.
   (Series A)                         61,000      1,372,500

TOTAL PREFERRED STOCK
   (COST $3,807,233)                              3,975,008


TOTAL INVESTMENTS IN SECURITIES
   (COST $66,206,090)                            63,521,162


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $6,940,166)               6,940,166      6,940,166(j)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.4)%                                      (296,939)
                                                -----------


NET ASSETS-- 100%                               $70,164,389
                                                ===========




----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                              NOTES TO PERFORMANCE December 31, 2002 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Fund's one year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), Russell Mid Cap Value Index (Russell Mid Cap Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World
Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 1000 Value and Russell 2000 are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. MSCI EAFE is a composite of 1,023 foreign securities traded in 21 developed markets representing Europe, Australasia, and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Investments Mid-Cap Value Equity Fund changed its benchmark index during the year ended December 31, 2002 from the S&P MidCap 400/BARRA Value to the Russell MidCap Value Index. The companies included in the Russell MidCap Value Index are a better representation because the Russell MidCap Value Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,144 taxable money market funds.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                             NOTES TO SCHEDULES OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $431,280; $4,170,073 and $1,470,000 or, 1.36%, 1.89% and 2.10% of net assets for the International Equity Fund, Income Fund and Real Estate Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian and sub-adviser in the case of the S&P 500 Index Fund.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(j) GE Asset Management, Inc. ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.

(l) All or a portion of the security is out on loan.

(m) All or a portion of the security purchased with the collateral from securities lending.

(n) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's Investment adviser.

*   Less than 0.1%.

**  Represents fractional share.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.


Abbreviations:

ADR        American Depositary Receipt
GDR        Global Depositary Receipt
REGD.      Registered
REIT       Real Estate Investment Trust
SDR        Swedish Depositary Receipt



Currency Terms:

CAD        Canadian Dollar
EUR        Euro
GBP        British Pound
JPY        Japanese Yen
SEK        Swedish Krona
USD        United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

U.S. EQUITY FUND
                                                           12/31/02        12/31/01       12/31/00        12/31/99       12/31/98
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --              --              --               --             1/3/95
Net asset value, beginning of period ..............       $32.21           $35.56         $37.90           $33.50        $27.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................         0.24             0.23           0.26             0.22          0.28
   Net realized and unrealized
      gains (losses) on investments ...............        (6.45)           (3.24)         (0.59)            6.30          6.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....        (6.21)           (3.01)         (0.33)            6.52          6.51
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................         0.25             0.22           0.26             0.22          0.28
   Net realized gains                                         --             0.12           1.75             1.90          0.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................         0.25             0.34           2.01             2.12          0.89
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $25.75           $32.21         $35.56           $37.90        $33.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................       (19.26)%          (8.47)%        (0.59)%          19.61%        23.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......     $102,112         $115,578        $99,423          $72,794       $31,160
   Ratios to average net assets:
      Net investment income .......................         0.87%            0.78%          0.79%            0.86%         0.95%
      Expenses ....................................         0.58%            0.58%          0.59%            0.61%         0.69%
   Portfolio turnover rate ........................           37%              48%            40%              35%           41%

------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

                                                           12/31/02        12/31/01        12/31/00        12/31/99       12/31/98
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --              --              --               --             4/15/85
Net asset value, beginning of period ..............       $21.19           $24.71         $28.10           $23.71        $19.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................         0.24             0.22           0.22             0.20          0.21
   Net realized and unrealized
      gains (losses) on investments ...............        (4.98)           (3.25)         (2.90)            4.68          5.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....        (4.74)           (3.03)         (2.68)            4.88          5.41
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................         0.24             0.22           0.22             0.21          0.21
   Net realized gains .............................         0.03             0.27           0.49             0.28          0.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................         0.27             0.49           0.71             0.49          0.93
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $16.18           $21.19         $24.71           $28.10        $23.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................       (22.37)%         (12.27)%        (9.43)%          20.61%        28.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......     $449,173         $650,169       $723,442         $652,144       $326,96
   Ratios to average net assets:
      Net investment income .......................         1.20%            0.99%          0.87%            1.00%         1.20%
      Expenses ....................................         0.40%            0.39%          0.39%            0.39%         0.45%
   Portfolio turnover rate ........................           11%               7%             5%               3%           13%

--------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND
                                                         12/31/02         12/31/01         12/31/00         12/31/99       12/31/98
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --             12/12/97
Net asset value, beginning of period ..............     $69.34           $78.68           $88.65           $67.22         $51.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.03             0.06             0.10             0.08           0.25
   Net realized and unrealized
      gains (losses) on investments ...............     (14.60)           (7.24)           (5.03)           24.18          18.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....     (14.57)           (7.18)           (4.93)           24.26          18.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.03             0.07             0.10             0.08           0.24
   Net realized gains .............................      --                2.09             4.94             2.75           2.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.03             2.16             5.04             2.83           2.94
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $54.74           $69.34           $78.68           $88.65         $67.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................     (21.02)%          (9.14)%          (5.23)%          36.26%         36.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $87,569         $104,185          $90,704          $53,720        $19,879
   Ratios to average net assets:
      Net investment income .......................       0.05%            0.10%            0.15%            0.18%          0.41%
      Net expenses ................................       0.67%            0.67%            0.67%            0.68%          0.82%
      Gross expenses ..............................       0.67%            0.67%            0.68%            0.72%          0.82%
   Portfolio turnover rate ........................         25%              21%              21%              27%            34%

---------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
                                                      12/31/02          12/31/01       12/31/00(B)
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --             4/28/00
Net asset value, beginning of period ..............      $9.01            $9.93           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.07             0.05             0.05
   Net realized and unrealized
      losses on investments .......................      (1.65)           (0.92)           (0.07)
---------------------------------------------------------------------------------------------------------------------------
TOTAL LOSS FROM INVESTMENT OPERATIONS .............      (1.58)           (0.87)           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.07             0.05             0.05
   Net realized gains .............................      --               --               --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.07             0.05             0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $7.36            $9.01            $9.93
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................     (17.57)%          (8.75)%          (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $24,623          $18,202          $10,182
   Ratios to average net assets:
      Net investment income* ......................       1.01%            0.76%            0.71%
      Expenses* ...................................       0.74%            0.79%            0.84%
   Portfolio turnover rate ........................         76%             103%              28%

--------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                                       12/31/02         12/31/01         12/31/00(C)      12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --               --               --          5/1/97
Net asset value, beginning of period ..............     $15.66           $16.31           $15.78           $13.57         $13.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.12             0.11             0.16             0.12           0.07
   Net realized and unrealized
      gains (losses) on investments ...............      (2.28)           (0.06)            1.11             2.21           0.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (2.16)            0.05             1.27             2.33           0.86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.12             0.11             0.16             0.12           0.07
   Net realized gains .............................       0.08             0.59             0.58            --              0.33
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...............................       0.20             0.70             0.74             0.12           0.40
NET ASSET VALUE, END OF PERIOD ....................     $13.30           $15.66           $16.31           $15.78         $13.57
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..................................     (13.76)%           0.33%            8.29%           17.26%          6.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $170,422         $179,044         $117,586          $90,561        $53,643
   Ratios to average net assets:
      Net investment income* ......................       0.82%            0.85%            1.05%            0.94%          0.59%
      Expenses* ...................................       0.68%            0.68%            0.70%            0.71%          0.75%
   Portfolio turnover rate ........................         37%              42%              95%              30%            14%

---------------------------------------------------------------------------------------------------------------------------------

SMALL-CAP VALUE EQUITY FUND


                                                      12/31/02         12/31/01       12/31/00(B)
---------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --              --          4/28/00
Net asset value, beginning of period ..............     $12.01          $11.27           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.03            0.04             0.05
   Net realized and unrealized
      gains (losses) on investments ...............      (1.69)           1.08             1.27
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (1.66)           1.12             1.32
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.02            0.04             0.04
   Net realized gains .............................       0.05            0.34              --
   Return of capital ..............................       0.01              --             0.01
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.08            0.38             0.05
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $10.27          $12.01           $11.27
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................     (13.86)%           9.97%          13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $52,359          $32,787         $11,393
   Ratios to average net assets:
      Net investment income* ......................       0.34%            0.56%           0.76%
      Expenses* ...................................       0.84%            0.91%           0.99%
   Portfolio turnover rate ........................        108%             130%            111%

----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --            --              --           5/1/95
Net asset value, beginning of period ..............      $8.28           $10.61         $14.47         $11.89           $10.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.07             0.09           0.09           0.06             0.08
   Net realized and unrealized
      gains (losses) on investments ...............      (2.04)           (2.30)         (2.02)          3.50             1.77
------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (1.97)           (2.21)         (1.93)          3.56             1.85

LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.08             0.08           0.06           0.04             0.07
   Net realized gains .............................      --                0.04           1.87           0.94             0.57
------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...............................       0.08             0.12           1.93           0.98             0.64

NET ASSET VALUE, END OF PERIOD ....................      $6.23            $8.28         $10.61         $14.47           $11.89
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..................................     (23.83)%         (20.86)%       (12.72)%        30.33%           17.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $31,683          $42,119        $52,110        $52,540          $36,952
   Ratios to average net assets
      Net investment income .......................       0.88%            0.99%          0.72%          0.51%            0.65%
      Expenses ....................................       1.09%            1.07%          1.06%          1.08%            1.15%
   Portfolio turnover rate ........................         42%              42%            49%            51%              60%

------------------------------------------------------------------------------------------------------------------------------

INCOME FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --           1/3/95
Net asset value, beginning of period ..............     $12.26           $11.99         $11.51         $12.34           $12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.37             0.60           0.74           0.64             0.62
   Net realized and unrealized
      gains (losses) on investments ...............       0.84             0.29           0.50          (0.81)            0.34
------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.21             0.89           1.24          (0.17)            0.96

LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.38             0.62           0.76           0.64             0.62
   Net realized gains .............................       0.16               --             --           0.02             0.11
------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...............................       0.54             0.62           0.76           0.66             0.73

NET ASSET VALUE, END OF PERIOD ....................     $12.93           $12.26         $11.99         $11.51           $12.34
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..................................      9.89%            7.43%         10.74%        (1.43)%            7.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $220,800         $117,740        $81,578        $68,434          $59,077
   Ratios to average net assets:
      Net investment income .......................      3.79%            5.39%          6.40%          5.74%            5.54%
      Expenses ....................................      0.53%            0.55%          0.56%          0.57%            0.64%
   Portfolio turnover rate ........................       385%             278%           234%           230%             217%

-------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------

GLOBAL INCOME FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --            --            5/1/97
Net asset value, beginning of period ..............      $9.35            $9.51          $9.59         $10.53            $9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.21             0.32           0.40           0.45             0.44
   Net realized and unrealized
      gains (losses) on investments ...............       1.35            (0.48)         (0.47)         (1.24)            0.87
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.56            (0.16)         (0.07)         (0.79)            1.31
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.07               --           0.01           0.14             0.61
   Net realized gains .............................         --               --             --           0.01             0.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.07               --           0.01           0.15             0.63
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $10.84            $9.35          $9.51          $9.59           $10.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................     16.63%          (1.68)%        (0.69)%        (7.49)%           13.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $17,806           $8,885         $9,555         $9,175           $9,739
   Ratios to average net assets:
      Net investment income .......................      2.65%            3.53%          4.51%          4.20%            4.73%
      Expenses ....................................      0.69%            0.72%          0.72%          0.74%            0.82%
   Portfolio turnover rate ........................       152%             125%           177%           130%              64%

------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --           7/1/85
Net asset value, beginning of period ..............     $14.49           $15.51         $15.86         $14.66           $13.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.31             0.38           0.43           0.34             0.34
   Net realized and unrealized
      gains (losses) on investments ...............      (1.67)           (0.83)          0.32           1.59             1.90
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (1.36)           (0.45)          0.75           1.93             2.24
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.32             0.38           0.44           0.33             0.34
   Net realized gains .............................       0.13             0.19           0.66           0.40             0.45
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.45             0.57           1.10           0.73             0.79
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $12.68           $14.49         $15.51         $15.86           $14.66
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................    (9.31)%          (2.89)%          4.94%         13.25%           17.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $112,747         $130,757       $130,734       $109,913          $72,632
   Ratios to average net assets:
      Net investment income .......................      2.22%            2.54%          2.84%          2.50%            2.69%
      Expenses ....................................      0.54%            0.53%          0.54%          0.56%            0.63%
   Portfolio turnover rate ........................       126%             122%           117%           105%             124%

-----------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                           FINANCIAL HIGHLIGHTS
                                                   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --           7/1/85
Net asset value, beginning of period ..............      $1.00            $1.00          $1.00          $1.00            $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.01             0.04           0.06           0.05             0.05
   Net realized and unrealized
       gains on investments .......................       0.00(d)          0.00(d)        0.00(d)        0.00(d)          0.00(d)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       0.01             0.04           0.06           0.05             0.05
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.01             0.04           0.06           0.05             0.05
   Net realized gains .............................         --               --             --             --               --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.01             0.04           0.06           0.05             0.05
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $1.00            $1.00          $1.00          $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................      1.48%            3.99%          6.24%          5.00%            5.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $685,353         $712,156       $499,561       $473,538         $239,547
   Ratios to average net assets:
      Net investment income .......................      1.46%            3.80%          6.01%          4.96%            5.14%
      Net expenses ................................      0.40%            0.34%          0.32%          0.30%            0.37%
      Gross expenses ..............................      0.40%            0.42%          0.45%          0.49%            0.59%
--------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                                      12/31/02         12/31/01       12/31/00       12/31/99         12/31/98
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --           5/1/95
Net asset value, beginning of period ..............     $14.78           $13.82         $10.87         $11.59           $15.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.80             0.64           0.56           0.77             0.73
   Net realized and unrealized
      gains (losses) on investments ...............      (1.01)            1.00           2.96          (0.82)           (3.46)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (0.21)            1.64           3.52          (0.05)           (2.73)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.66             0.53           0.52           0.64             0.50
   Net realized gains .............................       0.77             0.15           0.05           0.03             0.46
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       1.43             0.68           0.57           0.67             0.96
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $13.14           $14.78         $13.82         $10.87           $11.59
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................    (1.35)%           11.84%         32.54%        (0.22)%         (17.68)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $70,164          $87,306        $73,799        $41,842          $47,756
   Ratios to average net assets:
      Net investment income .......................      4.81%            5.05%          5.62%          6.21%            5.43%
      Expenses ....................................      0.89%            0.90%          0.92%          0.94%            0.99%
   Portfolio turnover rate ........................        90%              49%            56%            16%              29%

-----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(c) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(d)  Less than $0.01 per share.

* Annualized for periods less than one year.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 2002

                                                                                                          PREMIER
                                                                        U.S.          S&P 500              GROWTH            VALUE
                                                                      EQUITY            INDEX              EQUITY           EQUITY
                                                                        FUND             FUND                FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $113,085,309;
       $616,212,475; $107,677,147; $27,086,238; $186,227,938;
       $52,049,387; $37,117,698; $228,531,888; $11,861,360;
       $114,534,825; $0; and $66,206,090, respectively) ...... $  99,236,058     $442,727,078      $85,477,231         $23,884,282
   Short-term Investments (at amortized cost) ................     3,421,435        5,978,969        3,159,422             922,700
   Cash                                                                1,071              --               --                  441
   Foreign cash (cost $0; $0; $0; $167; $0; $0; $32,730; $0;
       $9,603; $14,786; $0; and $0, respectively) ............           --               --               --                  167
   Receivable for investments sold                                       --                23              --              716,021
   Income receivables ........................................       117,461          705,700           62,010              30,881
   Receivable for fund shares sold ...........................        36,295           36,574              --              131,858
   Receivable for total return swaps .........................           --               --               --                  --
   Variation margin receivable ...............................           700            5,971              --                  --
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................   102,813,020      449,454,315       88,698,663          25,686,350
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................           --               --               --                  --
   Payable upon return of securities loaned ..................       647,919              --         1,005,746             118,882
   Payable for investments purchased .........................           --               --               --              929,031
   Payable for fund shares redeemed ..........................           --           119,410           71,281                 --
   Payable to GEAM ...........................................        53,064          161,873           51,890              15,058
   Variation margin payable ..................................           --               --               400                 --
   Options written at market .................................           --               --               --                  --
   Other liabilities .........................................           --               --               --                  --
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................       700,983          281,283        1,129,317           1,062,971
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $102,112,037     $449,173,032      $87,569,346         $24,623,379
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................   133,380,804      640,893,534      118,699,747          30,423,389
   Undistributed (distribution in excess of)
       net investment income .................................         2,912            6,492               --                 554
   Accumulated net realized gain (loss) ......................   (17,414,887)     (18,056,997)      (8,934,510)         (2,598,604)
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................   (13,849,251)    (173,485,397)     (22,199,916)         (3,201,956)
       Futures ...............................................        (7,550)        (188,600)           4,025                 --
       Written Options .......................................           --               --               --                  --
       Foreign currency related transactions .................             9              --               --                   (4)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $102,112,037     $449,173,032      $87,569,346         $24,623,379
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value) .........................     3,965,876       27,765,987        1,599,780           3,345,056
Net asset value per share ....................................        $25.75           $16.18           $54.74               $7.36



                                                                    MID-CAP             SMALL-CAP        INTERNATIONAL
                                                               VALUE EQUITY          VALUE EQUITY               EQUITY
                                                                       FUND                  FUND                 FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $113,085,309;
       $616,212,475; $107,677,147; $27,086,238; $186,227,938;
       $52,049,387; $37,117,698; $228,531,888; $11,861,360;
       $114,534,825; $0; and $66,206,090, respectively) ...... $165,488,747           $50,216,764          $30,474,887
   Short-term Investments (at amortized cost) ................   11,924,248             5,977,045            1,236,676
   Cash                                                                 --                    --                   --
   Foreign cash (cost $0; $0; $0; $167; $0; $0; $32,730; $0;
       $9,603; $14,786; $0; and $0, respectively) ............          --                    --                32,798
   Receivable for investments sold                                      --                235,864               37,332
   Income receivables ........................................      307,395                51,471               74,994
   Receivable for fund shares sold ...........................       95,088               105,865                5,028
   Receivable for total return swaps .........................          --                    --                   --
   Variation margin receivable ...............................          --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................  177,815,478            56,587,009           31,861,715
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................          --                    --                   --
   Payable upon return of securities loaned ..................    5,894,279             3,185,040                  --
   Payable for investments purchased .........................    1,395,703             1,006,038               53,133
   Payable for fund shares redeemed ..........................          --                    --                 5,256
   Payable to GEAM ...........................................       99,536                34,219              120,298
   Variation margin payable ..................................        3,600                   --                   --
   Options written at market .................................          --                  2,800                  --
   Other liabilities .........................................          --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................    7,393,118             4,228,097              178,687
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................... $170,422,360           $52,358,912          $31,683,028
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................  194,620,916            57,445,354           52,325,773
   Undistributed (distribution in excess of)
       net investment income .................................           --                19,289               (2,536)
   Accumulated net realized gain (loss) ......................   (3,465,690)           (3,286,757)         (14,002,300)
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................  (20,739,191)           (1,832,623)          (6,642,811)
       Futures ...............................................        6,325                   --                   --
       Written Options .......................................          --                 13,649                  --
       Foreign currency related transactions .................          --                    --                 4,902
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................... $170,422,360           $52,358,912          $31,683,028
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value) .........................   12,815,264             5,099,591            5,082,612
Net asset value per share ....................................       $13.30                $10.27                $6.23



                                                                                         GLOBAL                 TOTAL
                                                                   INCOME                INCOME                RETURN
                                                                     FUND                  FUND                  FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $113,085,309;
       $616,212,475; $107,677,147; $27,086,238; $186,227,938;
       $52,049,387; $37,117,698; $228,531,888; $11,861,360;
       $114,534,825; $0; and $66,206,090, respectively) ......$234,277,989          $13,186,667          $108,893,969
   Short-term Investments (at amortized cost) ................  33,792,227            4,519,218             7,961,937
   Cash                                                                --                   --                    --
   Foreign cash (cost $0; $0; $0; $167; $0; $0; $32,730; $0;
       $9,603; $14,786; $0; and $0, respectively) ............         --                 9,754                14,813
   Receivable for investments sold                               4,620,122                  --              1,072,976
   Income receivables ........................................   2,156,583              259,450               525,321
   Receivable for fund shares sold ...........................      13,373                   29                   --
   Receivable for total return swaps .........................     232,496                  --                 34,787
   Variation margin receivable ...............................      12,313                  --                    687
-------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .......................................... 275,105,103           17,975,118           118,504,490
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................         --                   --                    --
   Payable upon return of securities loaned ..................         --                   --                    --
   Payable for investments purchased .........................  53,187,376                  --              5,670,588
   Payable for fund shares redeemed ..........................   1,014,500              161,838                34,466
   Payable to GEAM ...........................................      96,393                7,450                52,721
   Variation margin payable ..................................         --                     7                   --
   Options written at market .................................         --                   --                    --
   Other liabilities .........................................       6,784                  --                    --
-------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................  54,305,053              169,295             5,757,775
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................$220,800,050          $17,805,823          $112,746,715
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................... 214,617,713           16,714,344           121,868,223
   Undistributed (distribution in excess of)
       net investment income .................................     181,488                2,044                30,902
   Accumulated net realized gain (loss) ......................     475,371             (251,948)           (3,501,445)
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................   5,746,101            1,325,307            (5,640,856)
       Futures ...............................................    (220,623)                 --                (12,360)
       Written Options .......................................         --                   --                    --
       Foreign currency related transactions .................         --                16,076                 2,251
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................$220,800,050          $17,805,823          $112,746,715
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value) .........................  17,071,109            1,642,356             8,890,285
Net asset value per share ....................................      $12.93               $10.84                $12.68



                                                                           MONEY        REAL ESTATE
                                                                          MARKET         SECURITIES
                                                                            FUND               FUND
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $113,085,309;
       $616,212,475; $107,677,147; $27,086,238; $186,227,938;
       $52,049,387; $37,117,698; $228,531,888; $11,861,360;
       $114,534,825; $0; and $66,206,090, respectively) ......$              --         $63,521,162
   Short-term Investments (at amortized cost) ................       685,920,295          6,940,166
   Cash                                                                      --                 --
   Foreign cash (cost $0; $0; $0; $167; $0; $0; $32,730; $0;
       $9,603; $14,786; $0; and $0, respectively) ............               --                 --
   Receivable for investments sold                                           --             573,733
   Income receivables ........................................           528,171            673,627
   Receivable for fund shares sold ...........................             3,919                 63
   Receivable for total return swaps .........................               --                 --
   Variation margin receivable ...............................               --                 --
---------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................       686,452,385         71,708,751
---------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................           135,727                --
   Payable upon return of securities loaned ..................               --                 --
   Payable for investments purchased .........................               --             530,350
   Payable for fund shares redeemed ..........................           729,560            959,512
   Payable to GEAM ...........................................           233,706             54,500
   Variation margin payable ..................................               --                 --
   Options written at market .................................               --                 --
   Other liabilities .........................................               --                 --
---------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................         1,098,993          1,544,362
---------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $685,353,392        $70,164,389
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................       685,407,657         71,289,149
   Undistributed (distribution in excess of)
       net investment income .................................             9,723          1,387,933
   Accumulated net realized gain (loss) ......................           (63,988)           172,235
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................               --          (2,684,928)
       Futures ...............................................               --                 --
       Written Options .......................................               --                 --
       Foreign currency related transactions .................               --                 --
---------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $685,353,392        $70,164,389
---------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value) .........................       685,406,674          5,339,679
Net asset value per share ....................................             $1.00             $13.14

* Includes $617,910, $959,164, $114,568, $5,681,187 and $3,056,369 of securities on loan in the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund, respectively.


------------
See Notes to Financial Statements.

                                    70 & 71

  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                                            PREMIER
                                                                      U.S.              S&P 500              GROWTH
                                                                    EQUITY                INDEX              EQUITY
                                                                      FUND                 FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ............................................... $   1,540,348     $     8,523,642      $      594,433
      Interest* ..............................................        57,266             206,963              84,254
      Less: Foreign taxes withheld ...........................        (5,222)            (23,546)             (4,464)
--------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .............................................     1,592,392           8,707,059             674,223
--------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .......................       606,884           1,919,228             613,402
      Transfer agent .........................................         9,541               6,749               4,606
      Trustee's fees .........................................         1,281              13,074                 767
      Custody and accounting expenses ........................        11,919             134,022               6,585
      Professional fees ......................................        10,154             104,014               6,103
      Other expenses .........................................           650               8,300                 387
--------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER .............................       640,429           2,185,387             631,850
--------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................       951,963           6,521,672              42,373
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................    (9,930,712)        (13,753,400)         (8,119,552)
         Futures .............................................        12,714          (2,482,339)            (97,630)
         Written options .....................................         --                  --                  --
         Swaps ...............................................         --                  --                  --
         Foreign currency transactions .......................           (45)              --                  --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................   (15,499,166)       (134,449,934)        (14,956,305)
         Futures                                                      (5,150)           (605,750)              3,650
         Written options .....................................         --                  --                  --
         Foreign currency transactions .......................            33               --                  --
--------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................   (25,422,326)       (151,291,423)        (23,169,837)
--------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $(24,470,363)      $(144,769,751)       $(23,127,464)
--------------------------------------------------------------------------------------------------------------------------



                                                                     VALUE                MID-CAP             SMALL-CAP
                                                                    EQUITY           VALUE EQUITY          VALUE EQUITY
                                                                      FUND                   FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ............................................... $    363,283          $   2,571,081          $    428,288
      Interest* ..............................................       16,166                252,881                90,966
      Less: Foreign taxes withheld ...........................       (1,324)                 --                     (164)
-----------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .............................................      378,125              2,823,962               519,090
-----------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .......................      141,350              1,226,662               352,924
      Transfer agent .........................................       11,917                  9,289                11,917
      Trustee's fees .........................................          292                  1,982                   292
      Custody and accounting expenses ........................        3,502                 18,293                 3,049
      Professional fees ......................................        2,522                 15,885                 2,522
      Other expenses .........................................          149                  1,004                   149
-----------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER .............................      159,732              1,273,115               370,853
-----------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................      218,393              1,550,847               148,237
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................   (1,326,093)            (2,999,650)           (3,365,693)
         Futures .............................................        --                  (409,664)                --
         Written options .....................................        --                     --                   54,882
         Swaps ...............................................        --                     --                    --
         Foreign currency transactions .......................          161                  --                    --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................   (3,237,922)           (28,853,373)           (4,311,713)
         Futures                                                      --                   (31,700)                --
         Written options .....................................        --                     --                   13,649
         Foreign currency transactions .......................           (2)                 --                    --
-----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................   (4,563,856)           (32,294,387)           (7,608,875)
-----------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $(4,345,463)          $(30,743,540)          $(7,460,638)
-----------------------------------------------------------------------------------------------------------------------------



                                                               INTERNATIONAL                                      GLOBAL
                                                                      EQUITY                INCOME                INCOME
                                                                        FUND                  FUND                  FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................   $    793,041         $        9,534     $          --
      Interest* ..............................................         55,906              6,961,563              404,875
      Less: Foreign taxes withheld ...........................        (83,135)                 --                   --

-------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .............................................        765,812              6,971,097              404,875
-------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .......................        391,681                808,040               72,991
      Transfer agent .........................................          9,457                  9,381                4,953
      Trustee's fees .........................................          1,106                  1,686                  270
      Custody and accounting expenses ........................         12,005                 16,459                2,920
      Professional fees ......................................          9,172                 14,078                2,259
      Other expenses .........................................            562                    858                  138
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER .............................        423,983                850,502               83,531
-------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................        341,829              6,120,595              321,344
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................     (7,904,285)             4,032,349              (38,320)
         Futures .............................................          --                   104,784                --
         Written options .....................................          --                     1,986                --
         Swaps ...............................................          --                   288,150                --
         Foreign currency transactions .......................         (2,135)                 --                 (61,110)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................       (909,118)             4,945,009            1,578,840
         Futures                                                        --                  (220,623)               --
         Written options .....................................          --                     --                   --
         Foreign currency transactions .......................          5,123                  --                  32,436
-------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................     (8,810,415)             9,151,655            1,511,846
-------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................    $(8,468,586)           $15,272,250           $1,833,190
-------------------------------------------------------------------------------------------------------------------------------



                                                                        TOTAL                MONEY           REAL ESTATE
                                                                       RETURN                MARKET           SECURITIES
                                                                         FUND                  FUND                 FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................  $      934,672     $            --            $4,393,132
      Interest* ..............................................       2,432,831             13,429,326            193,382
      Less: Foreign taxes withheld ...........................         (42,557)                 --                 --
------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .............................................       3,324,946             13,429,326          4,586,514
------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .......................         594,732              2,678,026            685,550
      Transfer agent .........................................           9,078                  7,760              9,632
      Trustee's fees .........................................           2,446                  9,205              1,168
      Custody and accounting expenses ........................          25,245                 88,300             12,240
      Professional fees ......................................          19,849                 73,880              9,957
      Other expenses .........................................           1,241                  6,347                591
------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER .............................         652,591              2,863,518            719,138
------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................       2,672,355             10,565,808          3,867,376
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................      (3,094,611)               (63,988)         3,169,251
         Futures .............................................          50,357                  --                 --
         Written options .....................................           4,140                  --                59,999
         Swaps ...............................................         119,081                  --                 --
         Foreign currency transactions .......................            (911)                 --                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................     (11,874,313)                 --            (8,975,587)
         Futures                                                       (12,360)                 --                 --
         Written options .....................................           --                     --                 --
         Foreign currency transactions .......................           2,222                  --                 --
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................     (14,806,395)               (63,988)        (5,746,337)
------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................    $(12,134,040)           $10,501,820        $(1,878,961)
------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund was $8,442, $16,581, $5,970, $26,942 and $22,876, respectively.



-------------
See Notes to Financial Statements.



                                    72 & 73

  STATEMENTS OF
  CHANGES IN NET ASSETS


                                                                            U.S.                                  S&P 500
                                                                          EQUITY                                   INDEX
                                                                            FUND                                    FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED              YEAR ENDED
                                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,            DECEMBER 31,
                                                            2002                2001               2002                    2001
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ...............      $    951,963        $    813,679      $    6,521,672         $    6,586,043
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ...................        (9,918,043)         (6,813,960)        (16,235,739)             7,455,188
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .............       (15,504,283)         (3,265,150)       (135,055,684)          (106,067,369)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....       (24,470,363)         (9,265,431)       (144,769,751)           (92,026,138)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................          (993,741)           (780,000)         (6,556,635)            (6,700,000)
     Net realized gains .........................               --             (418,580)           (829,052)            (8,074,847)
     Return of capital ..........................               --                   --                  --                     --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................          (993,741)         (1,198,580)         (7,385,687)           (14,774,847)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ...............       (25,464,104)        (10,464,011)       (152,155,438)          (106,800,985)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...............        33,406,302          34,093,348          57,680,096             76,686,661
     Value of distributions reinvested ..........           995,035           1,198,592           7,385,652             14,774,678
     Cost of shares redeemed ....................       (22,403,673)         (8,672,428)       (113,906,645)           (57,933,051)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......................        11,997,664          26,619,512         (48,840,897)            33,528,288
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......       (13,466,440)         16,155,501        (200,996,335)           (73,272,697)

NET ASSETS
   Beginning of period ..........................       115,578,477          99,422,976         650,169,367            723,442,064
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................      $102,112,037        $115,578,477      $  449,173,032         $  650,169,367
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........      $      2,912        $     44,735      $        6,492         $       54,566
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ................................         1,160,738           1,028,975           3,189,728              3,381,542
     Issued for distributions reinvested ........            38,975              37,028             459,021                691,698
     Shares redeemed ............................          (821,917)           (273,656)         (6,561,675)            (2,668,879)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........           377,796             792,347          (2,912,926)             1,404,361
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       PREMIER                                        VALUE
                                                                        GROWTH                                        EQUITY
                                                                      EQUITY FUND                                      FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                          YEAR ENDED            YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31,          DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                             2002                  2001               2002                2001
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ...............      $      42,373          $     95,167        $   218,393         $   100,662
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ...................         (8,217,182)            1,189,791         (1,325,932)           (980,304)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .............        (14,952,655)          (10,311,422)        (3,237,924)           (191,655)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....        (23,127,464)           (9,026,464)        (4,345,463)         (1,071,297)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................            (44,437)              (99,099)          (218,481)           (101,183)
     Net realized gains .........................               (450)           (3,044,621)               --                  --
     Return of capital ..........................                 --                   --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................            (44,887)           (3,143,720)          (218,481)           (101,183)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ...............        (23,172,351)          (12,170,184)        (4,563,944)         (1,172,480)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...............         27,353,130            36,389,025         12,311,784           9,674,489
     Value of distributions reinvested ..........             44,881             3,143,722            218,492             101,174
     Cost of shares redeemed ....................        (20,841,624)          (13,881,009)        (1,545,036)           (583,411)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......................          6,556,387            25,651,738         10,985,240           9,192,252
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......        (16,615,964)           13,481,554          6,421,296           8,019,772

NET ASSETS
   Beginning of period ..........................        104,185,310            90,703,756         18,202,083          10,182,311
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................      $  87,569,346          $104,185,310        $24,623,379         $18,202,083
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........      $          --          $        920        $       554         $       481
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ................................            448,985               499,045          1,499,387           1,047,018
     Issued for distributions reinvested ........                826                45,097             29,890              11,180
     Shares redeemed ............................           (352,563)             (194,467)          (204,240)            (63,468)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........             97,248               349,675          1,325,037             994,730
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       MID-CAP                                    SMALL-CAP
                                                                     VALUE EQUITY                               VALUE EQUITY
                                                                         FUND                                       FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR ENDED            YEAR ENDED             YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31,          DECEMBER 31,           DECEMBER 31,       DECEMBER 31,
                                                          2002                  2001                   2002               2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ...............  $    1,550,847        $    1,239,570          $     148,237     $      100,286
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ...................      (3,409,314)            7,289,167             (3,310,811)         1,202,614
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .............     (28,885,073)           (7,653,635)            (4,298,064)         1,117,335
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....     (30,743,540)              875,102             (7,460,638)         2,420,235
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................      (1,584,008)           (1,238,573)               (73,785)          (100,118)
     Net realized gains .........................        (990,323)           (6,335,856)              (250,340)          (897,115)
     Return of capital ..........................              --                    --                (55,579)                --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................      (2,574,331)           (7,574,429)              (379,704)          (997,233)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ...............     (33,317,871)           (6,699,327)            (7,840,342)         1,423,002
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...............      73,119,537            83,220,533             35,695,241         31,451,465
     Value of distributions reinvested ..........       2,574,490             7,574,372                379,704            997,227
     Cost of shares redeemed ....................     (50,997,498)          (22,637,417)            (8,663,118)       (12,477,057)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......................      24,696,529            68,157,488             27,411,827         19,971,635
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......      (8,621,342)           61,458,161             19,571,485         21,394,637

NET ASSETS
   Beginning of period ..........................     179,043,702           117,585,541             32,787,427         11,392,790
----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................    $170,422,360          $179,043,702            $52,358,912      $  32,787,427
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........      $       --     $             997          $      19,289   $          1,255
----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ................................       4,644,472             5,100,771              3,096,382          2,752,337
     Issued for distributions reinvested ........         195,185               486,160                 37,226             83,450
     Shares redeemed ............................      (3,461,117)           (1,359,449)              (764,622)        (1,115,955)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........       1,378,540             4,227,482              2,368,986          1,719,832
----------------------------------------------------------------------------------------------------------------------------------




-------------
See Notes to Financial Statements.



                                    74 & 75

  STATEMENTS OF
  CHANGES IN NET ASSETS

                                                                    INTERNATIONAL
                                                                           EQUITY                                  INCOME
                                                                             FUND                                    FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                           DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                               2002                2001               2002                 2001
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .................      $     341,829       $     468,611        $  6,120,595        $  5,540,165
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................         (7,906,420)         (5,720,966)          4,427,269           1,623,970
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options,
       foreign currency translation ...............           (903,995)         (4,845,555)          4,724,386            (478,069)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......         (8,468,586)        (10,097,910)         15,272,250           6,686,066
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................           (383,022)           (429,000)         (6,251,649)         (5,658,804)
     Net realized gains                                            --             (187,926)         (2,651,600)                --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................           (383,022)           (616,926)         (8,903,249)         (5,658,804)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................         (8,851,608)        (10,714,836)          6,369,001           1,027,262
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................        202,917,291         141,823,541         123,549,021          50,641,164
     Value of distributions reinvested ............            382,956             616,961           8,903,228           5,658,836
     Cost of shares redeemed ......................       (204,884,183)       (141,716,604)        (35,760,845)        (21,165,939)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................         (1,583,936)            723,898          96,691,404          35,134,061
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........        (10,435,544)         (9,990,938)        103,060,405          36,161,323

NET ASSETS
   Beginning of period ............................         42,118,572          52,109,510         117,739,645          81,578,322
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................      $  31,683,028       $  42,118,572        $220,800,050        $117,739,645
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........      $      (2,536)      $      28,628        $    181,488        $    (21,581)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................         26,962,871          15,747,112           9,557,400           4,018,023
     Issued for distributions reinvested ..........             62,269              75,515             689,104             463,459
     Shares redeemed ..............................        (27,031,775)        (15,642,943)         (2,781,816)         (1,676,106)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .......             (6,635)            179,684           7,464,688           2,805,376
-----------------------------------------------------------------------------------------------------------------------------------


                                                                           GLOBAL                                       TOTAL
                                                                           INCOME                                      RETURN
                                                                             FUND                                        FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED        YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                              2002              2001                 2002                 2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .................    $      321,344      $    326,648         $  2,672,355         $  3,322,156
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................           (99,430)         (261,651)          (2,921,944)           2,335,796
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options,
       foreign currency translation ...............         1,611,276          (225,361)         (11,884,451)          (9,488,606)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......         1,833,190          (160,364)         (12,134,040)          (3,830,654)
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................          (106,455)              --            (2,769,507)          (3,348,734)
     Net realized gains                                           --                --            (1,156,629)          (1,621,283)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................          (106,455)              --            (3,926,136)          (4,970,017)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................         1,726,735          (160,364)         (16,060,176)          (8,800,671)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................        17,291,800         1,843,860           10,707,489           17,424,956
     Value of distributions reinvested ............           106,399               --             3,926,126            4,970,061
     Cost of shares redeemed ......................       (10,204,523)       (2,353,074)         (16,583,322)         (13,571,416)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................         7,193,676          (509,214)          (1,949,707)           8,823,601
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........         8,920,411          (669,578)         (18,009,883)              22,930

NET ASSETS
   Beginning of period ............................         8,885,412         9,554,990          130,756,598          130,733,668
----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................    $   17,805,823      $  8,885,412         $112,746,715         $130,756,598
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........    $        2,044      $    (41,820)        $     30,902         $    (16,169)
----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................         1,705,600           195,271              783,209            1,171,247
     Issued for distributions reinvested ..........             9,870               --               311,845              343,474
     Shares redeemed ..............................        (1,023,011)         (249,719)          (1,231,329)            (915,135)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .......           692,459           (54,448)            (136,275)             599,586
----------------------------------------------------------------------------------------------------------------------------------



                                                                               MONEY                          REAL ESTATE
                                                                              MARKET                           SECURITIES
                                                                                FUND                                 FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED            YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,          DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                                2002                  2001             2002               2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .................   $      10,565,808     $      23,560,776    $   3,867,376      $   3,764,275
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................             (63,988)                3,335        3,229,250            605,083
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options,
       foreign currency translation ...............                 --                    --        (8,975,587)         3,721,268
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......          10,501,820            23,564,111       (1,878,961)         8,090,626
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................         (10,565,808)          (23,560,776)      (3,241,233)        (3,050,000)
     Net realized gains                                          (3,335)                  --        (3,776,580)          (864,350)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................         (10,569,143)          (23,560,776)      (7,017,813)        (3,914,350)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................             (67,323)                3,335       (8,896,774)         4,176,276
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................       2,039,837,252         1,517,681,792       37,590,583         65,683,486
     Value of distributions reinvested ............          10,649,387            23,822,578        7,017,750          3,914,358
     Cost of shares redeemed ......................      (2,077,221,799)       (1,328,912,708)     (52,853,195)       (60,266,950)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................         (26,735,160)          212,591,662       (8,244,862)         9,330,894
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........         (26,802,483)          212,594,997      (17,141,636)        13,507,170

NET ASSETS
   Beginning of period ............................         712,155,875           499,560,878       87,306,025         73,798,855
---------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................   $     685,353,392     $     712,155,875    $  70,164,389      $  87,306,025
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........   $           9,723     $           9,723    $   1,387,933      $     989,165
---------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................       2,039,837,252         1,517,681,792        2,428,854          4,616,205
     Issued for distributions reinvested ..........          10,649,387            23,822,578          536,115            265,021
     Shares redeemed ..............................      (2,077,221,799)       (1,328,912,708)      (3,532,649)        (4,312,367)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .......         (26,735,160)          212,591,662         (567,680)           568,859
---------------------------------------------------------------------------------------------------------------------------------




-------------
See Notes to Financial Statements.



                                    76 & 77

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------



1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to the S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change, the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of December 31, 2002, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.



2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------

gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2002, information on the tax components of capital is as follows:

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------


                                                                                                          Net Tax Unrealized
                                           Cost of               Gross Tax             Gross Tax             Appreciation/
                                        Investments for         Unrealized            Unrealized            (Depreciation)
                                         Tax Purposes          Appreciation          Depreciation           on Investments
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                         $121,765,435         $  2,338,627         $  (21,446,569)         $  (19,107,942)
S&P 500 Index Fund                        625,583,133           22,032,845           (198,909,931)           (176,877,086)
Premier Growth Equity Fund                112,296,446            3,457,315            (27,117,108)            (23,659,793)
Value Equity Fund                          28,657,329              371,810             (4,222,157)             (3,850,347)
Mid-Cap Value Equity Fund                 198,461,538            5,453,271            (26,501,814)            (21,048,543)
Small-Cap Value Equity Fund                58,016,114            2,371,395             (4,193,500)             (1,822,105)
International Equity Fund                  38,938,309            1,099,033             (8,325,779)             (7,226,746)
Income Fund                               262,393,638            6,117,332               (440,754)              5,676,579
Global Income Fund                         16,388,902            1,325,668                 (8,685)              1,316,983
Total Return Fund                         123,064,600            6,207,232            (12,415,926)             (6,208,694)
Money Market Fund                         685,920,295                  --                     --                      --
Real Estate Securities Fund                71,818,459            3,987,033             (5,344,164)             (1,357,131)



                                            Net Tax
                                         Appreciation/
                                        (Depreciation)        Undistributed          Undistributed
                                        on Derivatives,      Ordinary Income/           Long-Term            Post October
                                      Currency and Other       (Accumulated        Gains/(Accumulated           Losses
                                          Net Assets          Ordinary Loss)          Capital Loss)       (see Details Below)
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                          $       9             $   2,928            $(11,261,974)          $  (901,790)
S&P 500 Index Fund                              --                    --              (13,942,991)             (904,425)
Premier Growth Equity Fund                      --                    --               (7,239,991)             (230,617)
Value Equity Fund                                (4)                  552              (1,818,053)             (132,160)
Mid-Cap Value Equity Fund                       --                    --               (3,150,013)                  --
Small-Cap Value Equity Fund                  13,649                   --               (1,402,817)           (1,875,169)
International Equity Fund                     4,902                   --              (12,321,474)           (1,099,425)
Income Fund                                     --                675,562                     --               (169,803)
Global Income Fund                           16,075                 7,417                (248,999)                  --
Total Return Fund                             2,251                37,963              (2,151,624)             (801,403)
Money Market Fund                               --                  9,723                 (63,988)                  --
Real Estate Securities Fund                     --                 28,204                 204,165                   --


---------------------------------------------------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------


As of December 31, 2002, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.
To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                                                  Amount                                    Expires
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               $ 4,904,289                                        2009
                                                                 6,357,685                                        2010
S&P 500 Index Fund                                              13,942,991                                        2010
Premier Growth Equity Fund                                       7,239,991                                        2010
Value Equity Fund                                                  154,171                                        2008
                                                                   848,212                                        2009
                                                                   815,670                                        2010
Mid-Cap Value Equity Fund                                        3,150,013                                        2010
Small-Cap Value Equity Fund                                      1,402,817                                        2010
International Equity Fund                                        3,956,798                                        2009
                                                                 8,364,676                                        2010
Global Income Fund                                                 248,999                                        2008
Total Return Fund                                                2,151,624                                        2010
Money Market Fund                                                   63,988                                        2010


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2002 as follows:

Fund                                                                Currency                                    Capital
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                  $     17                                  $  901,773
S&P 500 Index Fund                                                      --                                     904,425
Premier Growth Equity Fund                                              --                                     230,617
Value Equity Fund                                                       --                                     132,160
Small-Cap Value Equity Fund                                             --                                   1,875,169
International Equity Fund                                            2,534                                   1,096,891
Income Fund                                                             --                                     169,803
Total Return Fund                                                    1,157                                     800,246

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2002 was as follows:

                                                                                                                 Long-Term
                                                                 Ordinary Income                               Capital Gains
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                   $  993,741                                     $     --
S&P 500 Index Fund                                                  6,924,014                                      461,673
Premier Growth Equity Fund                                             44,437                                          450
Value Equity Fund                                                     218,481                                           --
Mid-Cap Value Equity Fund                                           1,868,841                                      705,490
Small-Cap Value Equity Fund                                           258,948                                       65,177
International Equity Fund                                             383,022                                           --
Income Fund                                                         8,410,434                                      492,815
Global Income Fund                                                    106,455                                           --
Total Return Fund                                                   2,943,340                                      982,796
Money Market Fund                                                  10,569,143                                           --
Real Estate Securities Fund                                         4,550,029                                    2,467,784


DISTRIBUTIONS TO SHAREHOLDERS The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, distributions from Real Estate Investment Trusts (REITS) and treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.



3.   LINE OF CREDIT

Effective December 18, 2002, and expiring December 17, 2003, the Company (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the year ended December 31, 2002. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------



4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                            Annualized based on average daily net assets
---------------------------------------------------------------------------------------------------------------------------
                                                                         Average Daily                      Advisory and
                                                                      Net Assets of Fund                 Administration Fees
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                        All net assets                             .55%
S&P 500 Index Fund                                                      All net assets                             .35%
Premier Growth Equity Fund                                              All net assets                             .65%
Value Equity Fund                                                       All net assets                             .65%
Mid-Cap Value Equity Fund                                               All net assets                             .65%
Small-Cap Value Equity Fund                                             All net assets                             .80%
International Equity Fund                                             First $100 million                          1.00%
                                                                       Next $100 million                           .95%
                                                                       Over $200 million                           .90%
Income Fund                                                             All net assets                             .50%
Global Income Fund                                                      All net assets                             .60%
Total Return Fund                                                     First $100 million                           .50%
                                                                       Next $100 million                           .45%
                                                                       Next $100 million                           .40%
                                                                       Next $100 million                           .35%
                                                                       Over $400 million                           .30%
Money Market Fund*                                                    First $100 million                           .50%
                                                                       Next $100 million                           .45%
                                                                       Next $100 million                           .40%
                                                                       Next $100 million                           .35%
                                                                       Over $400 million                           .30%
Real Estate Securities Fund                                           First $100 million                           .85%
                                                                       Next $100 million                           .80%
                                                                       Over $200 million                           .75%
---------------------------------------------------------------------------------------------------------------------------

* GEAM has voluntarily agreed to waive a portion of the fee payable by the Money Market Fund so that the fee paid by the Money Market Fund was equal to 0.25% through April 30, 2000, and effective May 1, 2000, was equal to 0.30%. GEAM discontinued the waiver as of January 1, 2002.

Effective January 1, 2002, GECIS (General Electric Capital International Services, an indirectly owned subisdiary of General Electric Company) began performing certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2002 $44,397 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. The Directors receive an annual fee of $48,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among all of the Funds served by the Directors based upon the relative net assets of each Fund.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund); Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.



6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2002 were as follows:

                                                                      Purchases                           Sales
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                  $  52,320,513                      $ 39,581,360
S&P 500 Index Fund                                                   61,038,952                       104,439,404
Premier Growth Equity Fund                                           32,416,050                        23,645,435
Value Equity Fund                                                    27,446,298                        16,519,196
Mid-Cap Value Equity Fund                                           108,512,661                        69,502,666
Small-Cap Value Equity Fund                                          75,114,988                        48,046,204
International Equity Fund                                            16,345,312                        16,945,217
Income Fund                                                         755,059,124                       644,136,992
Global Income Fund                                                   21,618,247                        18,552,424
Total Return Fund                                                   152,079,473                       153,647,864
Real Estate Securities Fund                                          72,044,250                        76,588,695
---------------------------------------------------------------------------------------------------------------------------


OPTIONS During the year ended December 31, 2002, the following option contracts were written:

                        Small-Cap Value Equity Fund       Income Fund           Total Return Fund      Real Estate Securities Fund
                        --------------------------- ---------------------   -------------------------  ---------------------------
                           Number of                 Number of                Number of                   Number of
                         of Contracts    Premium   of Contracts   Premium   of Contracts      Premium   of Contracts     Premium
-----------------------------------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2001           --       $   --             --     $    --           --      $      --         --      $      --
Written                       442        98,090       305,000       1,986      635,000          4,140        700         59,999
Closed and Expired           (372)      (81,640)     (140,000)       (645)    (290,000)        (1,337)      (200)       (59,999)
Exercised                      --            --      (165,000)     (1,341)    (345,000)        (2,803)      (500)            --
-----------------------------------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2002           70       $16,450            --      $     --         --      $      --         --      $      --
-----------------------------------------------------------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2002
--------------------------------------------------------------------------------

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of December 31, 2002:

INCOME FUND                                                                                                      Notional Amount
--------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 40 basis points monthly, expires
February 28, 2003.                                                                                                    $1,420,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 45 basis points monthly, expires
April 30, 2003.                                                                                                       $6,800,000

TOTAL RETURN FUND                                                                                                Notional Amount
--------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 40 basis points monthly, expires
February 28, 2003.                                                                                                      $830,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 45 basis points monthly, expires
April 30, 2003.                                                                                                         $400,000


SECURITY LENDING At December 31, 2002, the following Funds participated in securities lending:

                                                                Loaned securities at
                                                                    market value                     Cash Collateral
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                    $   617,910                       $   647,919
Premier Growth Equity Fund                                               959,164                        1,005,746
Value Equity Fund                                                        114,568                          118,882
Mid-Cap Value Equity Fund                                              5,681,187                        5,894,279
Small-Cap Value Equity Fund                                            3,056,369                        3,185,040

---------------------------------------------------------------------------------------------------------------------------

                                                    INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund, portfolios of GE Investments Funds, Inc. (the "Funds"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   /S/KPMG LLP

Boston, Massachusetts
February 14, 2003

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    53

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    64

OTHER DIRECTORSHIPS HELD BY TRUSTEE     Chairman of the Board, Chief Executive
Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.
--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED     Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 64

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.
--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    35

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    41

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED      Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Senior Vice President and General
Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A



NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED      Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    56

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   66

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED      Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

EUGENE K. BOLTON
--------------------------------------------------------------------------------

Eugene K. Bolton is Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. EQUITY FUND. He has served in that capacity since the Fund's financial inception date. Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


DAVID B. CARLSON
--------------------------------------------------------------------------------

David B. Carlson is a Senior Vice President of GE Asset Management and portfolio manager for the PREMIER GROWTH EQUITY FUND. Mr. Carlson is also responsible for the domestic equity portion of the TOTAL RETURN FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


DONALD J. DUNCAN
--------------------------------------------------------------------------------

Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager--Short Term Securities in 1990 and Vice President--Money Markets in 2002.


WILLIAM M. HEALEY
--------------------------------------------------------------------------------

William M. Healey is a Vice President of GE Asset Management. He is portfolio manager of the GLOBAL INCOME FUND and has served in this capacity since September 2002. He has served on the Fund's portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.


RALPH R. LAYMAN
--------------------------------------------------------------------------------

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


PAUL REINHARDT
--------------------------------------------------------------------------------

Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of the VALUE EQUITY FUND. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.


RALPH E. WHITMAN
--------------------------------------------------------------------------------

Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY Fund. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

--------------------------------------------------------------------------------

SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE")

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.0 billion as of December 31, 2002. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995. Mr. Feiler received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SENECA CAPITAL MANAGEMENT ("SENECA")

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a limited liability company and a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Forty per cent of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining sixty per cent is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2002, Seneca managed approximately $12.0 billion in equity, fixed income and real estate assets.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992 he was a Managing Director of The Adco Group, a real estate development and finance company.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2002, State Street Global Advisors had approximately $763 billion in assets under management.

The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
John Crager

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
201 MERRITT 7
PO BOX 4800
NORWALK, CT 06856-4800

WWW.GEASSETMANAGEMENT.COM

[GE LOGO OMITTED]
----------------